                                                            Exhibit 4(f)(8)

================================================================================

                              REFUNDING AGREEMENT
                            (AA 1995 PTC Series AB)

                            Dated as of June 2, 1995

                                     Among

                            AMERICAN AIRLINES, INC.,
                                      as Lessee

                           AT&T CREDIT HOLDINGS, INC.
                  (FORMERLY KNOWN AS AT&T CREDIT CORPORATION),
                                      as Owner Participant

                           WILMINGTON TRUST COMPANY,
                                      as Owner Trustee

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION,
                                  as Pass Through Trustee under the Pass
                                  Through Trust Agreement and one or
                                  more separate Pass Through Trust
                                  Supplements

                       ABN AMRO BANK N.V., HOUSTON AGENCY,
                                      as Original Loan Participant

                 THE MITSUBISHI TRUST AND BANKING CORPORATION,
                                NEW YORK BRANCH,
                                      as Initial Bank Lender

                 NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION,
                                      as Indenture Trustee

                                      And

              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION,
                                      as Loan Trustee
                                  ___________

                         One Boeing 767-323ER Aircraft
                                     N7375A

                       Leased to American Airlines, Inc.

================================================================================



                                   Series AB


                                             TABLE OF CONTENTS TO REFUNDING AGREEMENT
                                                      (AA 1995 PTC Series AB)

                                                                                                                     Page
                                                                                                                     ----

SECTION 1.       Purchase of Equipment Notes; Refunding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

SECTION 2.       Equipment Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8

SECTION 3.       Conditions Precedent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

SECTION 4.       Conditions Precedent to the Obligations of the Lessee; Conditions Precedent with
                 Respect to the Pass Through Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15

SECTION 5.       Successor Trustee; Execution and Delivery of the New Indenture . . . . . . . . . . . . . . . . . . . . 17

SECTION 6.       Amendment of the Original Lease and Amendment and Restatement of the Original
                 Rent Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17

SECTION 7.       Amendment of the Participation Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

SECTION 8.       Amendment of the Trust Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

SECTION 9.       Lessee's Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

SECTION 10.      Representations, Warranties and Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

SECTION 11.      Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

SECTION 12.      Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

SECTION 13.      Terms of Swap Transaction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

SECTION 14.      Additional Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44

SECTION 15.      Prefunding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 48

SECTION 16.      Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51




                                   Series AB

SCHEDULE I       PAYMENT INFORMATION

SCHEDULE II      INDICATIVE PRINCIPAL AMOUNTS AND AMORTIZATION SCHEDULES FOR PASS THROUGH EQUIPMENT NOTES AND BANK
                 EQUIPMENT NOTES

EXHIBIT A        FORM OF STATE STREET GUARANTEE

EXHIBIT B        FORM OF INDENTURE

EXHIBIT C-1      FORM OF LEASE AMENDMENT

EXHIBIT C-2      FORM OF AMENDED AND RESTATED RENT SCHEDULE

EXHIBIT D        FORM OF OPINION OF DEBEVOISE & PLIMPTON

EXHIBIT E        FORM OF OPINION OF ANNE H. McNAMARA, ESQ.

EXHIBIT F        FORM OF OPINION OF POTTER ANDERSON & CORROON, COUNSEL FOR THE OWNER TRUSTEE

EXHIBIT G        FORM OF OPINION OF BINGHAM, DANA & GOULD, COUNSEL FOR THE LOAN TRUSTEE

EXHIBIT H        FORM OF OPINION OF SIDLEY & AUSTIN, COUNSEL TO OWNER PARTICIPANT

EXHIBIT I        FORM OF OPINION OF LOUIS B. FONTANA, JR. COUNSEL TO OWNER PARTICIPANT

EXHIBIT J        FORM OF OPINION OF CROWE & DUNLEVY

EXHIBIT K        FORM OF OPINION OF BINGHAM, DANA & GOULD, COUNSEL FOR THE PASS THROUGH TRUSTEE

EXHIBIT L        PARTICIPATION AGREEMENT AMENDMENT

EXHIBIT M        FORM OF TRUST AGREEMENT AMENDMENT

EXHIBIT N        TERMS OF SWAP TRANSACTION



                                   Series AB

                              REFUNDING AGREEMENT
                            (AA 1995 PTC SERIES AB)

                 This REFUNDING AGREEMENT (AA 1995 PTC Series AB), dated June 2, 1995, among (i) AMERICAN AIRLINES, INC., a Delaware corporation (the "Lessee"), (ii) AT&T CREDIT HOLDINGS, INC. (formerly known as AT&T Credit Corporation), a Delaware corporation (the "Owner Participant"), (iii) WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity except as otherwise expressly provided herein, but solely as trustee (the "Owner Trustee") under that certain Trust Agreement (AA 1992 AF-2), dated as of July 1, 1992, between the Owner Participant and the Owner Trustee, (iv) STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association ("State Street"), not in its individual capacity except as otherwise provided herein, but solely as trustee (in such capacity, the "Pass Through Trustee") under the Pass Through Trust Agreement, amended and restated as of February 1, 1992, between the Lessee and the Pass Through Trustee (the "Pass Through Trust Agreement") and one or more separate Pass Through Trust Supplements (each, a "Pass Through Trust Supplement"), each to be dated the Refunding Date (as defined herein), to be entered into between the Lessee and the Pass Through Trustee pursuant to the Pass Through Trust Agreement, (v) ABN AMRO BANK N.V., HOUSTON AGENCY, the "Original Loan Participant"), (vi) THE MITSUBISHI TRUST AND BANKING CORPORATION, NEW YORK BRANCH (the "Initial Bank Lender"), (vii) NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION, a national banking association, as Indenture Trustee (the "Indenture Trustee") under that certain Trust Indenture and Security Agreement (AA 1992 AF-2), dated as of July 1, 1992, between the Owner Trustee and the Indenture Trustee (such Trust Indenture and Security Agreement, as supplemented by Trust Agreement and Indenture Supplement No. 1 (AA 1992 AF-2), dated as of July 9, 1992, the "Original Indenture"), and (viii) STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, as successor trustee to the Indenture Trustee pursuant to the Instrument of Resignation (as defined herein) and under that certain Amended and Restated Trust Indenture and Security Agreement (AA 1995 PTC Series AB), dated as of June 15, 1995, between the Owner Trustee and State Street (in such capacity, the "Loan Trustee").





                                  Series AB

                              W I T N E S S E T H:

                 WHEREAS, the Lessee, the Owner Participant, the Owner Trustee, the Indenture Trustee and the Original Loan Participant entered into a Participation Agreement (AA 1992 AF-2), dated as of July 1, 1992 (the "Original Participation Agreement"), providing for the sale and lease of one Boeing 767-323ER aircraft bearing U.S. Registration Number N7375A and Manufacturer's Serial Number 25202 (the "Aircraft");

                 WHEREAS, concurrently with the execution and delivery of the Original Participation Agreement:

                 (i) the Owner Participant and the Owner Trustee in its individual capacity entered into a Trust Agreement (AA 1992 AF-2), dated as of July 1, 1992 (such Trust Agreement, as supplemented by Trust Agreement and Indenture Supplement No. 1 (AA 1992 AF-2), dated as of July 9, 1992, the "Original Trust Agreement"), pursuant to which the Owner Trustee agreed, among other things, to hold the Trust Estate defined in Section 1.01 of the Original Trust Agreement for the benefit of the Owner Participant thereunder;

                 (ii) the Owner Trustee and the Indenture Trustee entered into a Trust Indenture and Security Agreement (AA 1992 AF-2), dated as of July 1, 1992 (such Trust Indenture and Security Agreement, as supplemented by Trust Agreement and Indenture Supplement No. 1 (AA
         1992 AF-2), dated as of July 9, 1992, the "Original Indenture"), pursuant to which the Owner Trustee issued to ABN AMRO BANK N.V., HOUSTON AGENCY (the "Original Loan Participant") a certificate substantially in the form set forth in Article 2.01 of the Original Indenture (the "Original Loan Certificates") as evidence of its participation in the payment of Lessor's Cost (as such term and other capitalized terms used herein without definition are defined in the Participation Agreement (as defined in Section 7 hereof) including, for purposes of this Refunding Agreement, those terms defined in the Amendment to Participation Agreement set forth as Exhibit L hereto, or, if not defined therein, as defined in the Original Lease (as defined in clause (iii) below) including, for purposes of this Refunding Agreement, those terms defined in the form of First Amendment to Lease Agreement set forth as Exhibit C-1 hereto);

                                   Series AB

                 (iii) the Owner Trustee and the Lessee entered into a Lease Agreement (AA 1992 AF-2), dated as of July 1, 1992, relating to the Aircraft (such Lease Agreement, as supplemented by Lease Supplement No. 1 (AA 1992 AF-2), dated July 9, 1992, the "Original Lease"), pursuant to which, subject to the terms and conditions set forth therein, the Owner Trustee agreed to lease to the Lessee, and the Lessee agreed to lease from the Owner Trustee, the Aircraft on its Delivery Date;

                 (iv) the Owner Trustee, the Lessee, the Owner Participant and the Indenture Trustee entered into a Rent Schedule (AA 1992 AF-2), dated as of July 1, 1992, relating to the Original Lease (the "Original Rent Schedule"); and

                 (v) the Owner Participant and the Lessee entered into a Tax Indemnity Agreement (AA 1992 AF-2), dated as of July 1, 1992, relating to the Aircraft (the "Original Tax Indemnity Agreement");

                 WHEREAS, pursuant to the Instrument of Resignation, Appointment and Acceptance, to be dated as of the Refunding Date (the "Instrument of Resignation"), among the Lessee, the Owner Trustee, the Indenture Trustee, the Loan Trustee and the Original Loan Participant, the Indenture Trustee will resign under the Original Indenture, and the Initial Bank Lender, the Pass Through Trustee, the Lessee and the Owner Trustee will accept such resignation and the appointment of the Loan Trustee as successor to the Indenture Trustee under the Original Indenture;

                 WHEREAS, State Street Bank and Trust Company, a Massachusetts banking corporation, of which the Loan Trustee is a wholly-owned subsidiary, will enter into a guarantee, to be dated as of the Refunding Date (the "State Street Guarantee") for the benefit of, among others, the holders from time to time of the Equipment Notes (as defined below), substantially in the form of Exhibit A hereto with respect to certain obligations of the Loan Trustee;

                 WHEREAS, in connection with the consummation of the transactions contemplated by this Agreement:

                                   Series AB

                 (i) the Owner Trustee and the Owner Participant will enter into the First Amendment to Trust Agreement (AA 1995 PTC Series AB)(the "Trust Agreement Amendment"; the Original Trust Agreement, as so amended, the "Trust Agreement") in substantially the form of Exhibit M hereto;

                 (ii) the Owner Participant and the Lessee will enter into the First Amendment to Tax Indemnity Agreement (AA 1995 PTC Series AB) (the "Tax Indemnity Agreement Amendment"; the Original Tax Indemnity Agreement, as so amended, the "Tax Indemnity Agreement"), amending the Original Tax Indemnity Agreement;

                 (iii) subject to the terms hereof, the Owner Trustee and the Loan Trustee will amend and restate the Original Indenture as the Amended and Restated Trust Indenture and Security Agreement (AA 1995 PTC Series AB) (the "Amended and Restated Indenture" or the "Indenture"), in substantially the form of Exhibit B hereto, for the benefit of the holder or holders of the Equipment Notes (as defined below), under which Indenture the Owner Trustee shall issue (a) equipment notes substantially in the form of Exhibit A to the Indenture to the Pass Through Trustee (as further defined in the Amended and Restated Indenture, being herein collectively called the "Pass Through Equipment Notes" and individually a "Pass Through Equipment Note"), and b) equipment notes substantially in the form of Exhibit A-1 to the Indenture (as further defined in the Amended and Restated Indenture, being herein collectively called the "Bank Equipment Notes" and individually a "Bank Equipment Note") to the Initial Bank Lender (as further defined in the Amended and Restated Indenture, the Pass Through Equipment Notes together with the Bank Equipment Notes being herein collectively called the "Equipment Notes");

                 WHEREAS, Section 20 of the Original Participation Agreement contemplates redemption of the Original Loan Certificates pursuant to Section
2.12 of the Original Indenture as part of a refunding or refinancing operation, and Section 3(e) of the Original Lease contemplates the adjustment of Rent in the event of such a refunding or refinancing operation, and the Lessee has given its written notice to the Owner Participant and Owner Trustee pursuant to such Section 20 of the Lessee's desire to implement such a refunding or refinancing operation;

                                   Series AB

                 WHEREAS, pursuant to the Pass Through Trust Supplements, on the Refunding Date (as defined in Section 1 below) one or more grantor trusts (herein being collectively called the "Grantor Trusts" and individually a "Grantor Trust") will be created to facilitate a portion of the transactions contemplated hereby;

                 WHEREAS, the proceeds from the sale of the Pass Through Certificates will be applied to purchase the Pass Through Equipment Notes from the Owner Trustee;

                 WHEREAS, in connection with the consummation of the transactions contemplated by this Agreement, the Owner Trustee and the Lessee will enter into the First Amendment to the Original Lease in substantially the form of Exhibit C-1 hereto (the "Lease Amendment"; the Original Lease, as so amended, the "Lease"), containing amendments, modifications and additions necessary to give effect to the transactions described herein; and

                 WHEREAS, in connection with the consummation of the transactions contemplated by this Agreement, subject to the terms hereof, the Owner Trustee, the Lessee, the Owner Participant, the Indenture Trustee and the Loan Trustee will amend and restate the Original Rent Schedule as the Amended and Restated Rent Schedule (AA 1995 AF-2) (redesignated as AA 1995 Series AB), dated as of June 15, 1995 (the "Amended and Restated Rent Schedule"), in substantially the form of Exhibit C-2 hereto;

                 NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

                 SECTION 1. PURCHASE OF EQUIPMENT NOTES; REFUNDING. (a) Subject to the satisfaction or waiver of the conditions set forth herein, at 9:00 a.m. New York City time on June 15, 1995 or at such other date and time, not later than July 31, 1995, as shall be specified by the Lessee (the "Refunding Date"), (i) immediately prior to the Closing (as hereinafter defined), if the Refunding Date is other than a Lease Period Date, the Lessee shall pay to the Owner Trustee as a prepayment of Basic Rent an amount equal to the interest accrued and unpaid on the Original Loan Certificates to the Refunding Date (such payment to be made directly to the Loan Trustee in accordance with Section 3(d) of the Lease), (ii) if the Refunding Date is a date other than the last day of an Interest Period (as defined in the

                                   Series AB

Original Indenture) the Lessee shall also pay to the Owner Trustee, as Supplemental Rent, the Break Amount (as defined in the Original Indenture), if any (such payment to be made directly to the Loan Trustee in accordance with Section 3(d) of the Lease), (iii) the Initial Bank Lender shall direct State Street, as trustee under Section 15 hereof with respect to the Deposit (as defined in such Section 15), to pay to the Loan Trustee on behalf of the Owner Trustee the aggregate purchase price of the Bank Equipment Notes being issued to it as set forth in clause (vii) of this Section 1(a), (iv) the Pass Through Trustee for each Grantor Trust shall pay to the Loan Trustee on behalf of the Owner Trustee the aggregate purchase price of the Pass Through Equipment Notes being issued to it as set forth in clause (vii) of this Section 1(a), (v) subject to the deposit with the Loan Trustee of the amounts referred to in clauses (i) through (iv) above, the Owner Trustee shall direct the Loan Trustee to disburse to the Original Loan Participant an amount equal to the then outstanding principal amount of all Original Loan Certificates outstanding on the Refunding Date together with accrued and unpaid interest on such Original Loan Certificates to the Refunding Date and Break Amount, if any, as a prepayment of such Original Loan Certificates in accordance with Section 2.12 of the Original Indenture, (vi) the Original Loan Participant shall, against receipt of payment for its Original Loan Certificates as aforesaid, deliver to the Loan Trustee all of its Original Loan Certificates for cancellation, and
(vii) simultaneously with the prepayment of the Original Loan Certificates described in clause (v) above, (A) the Original Loan Participant shall authorize, and the Owner Trustee and the Loan Trustee shall enter into, the Amended and Restated Indenture as provided in Section 5, (B) the Owner Participant and the Owner Trustee shall enter into the Trust Agreement Amendment as provided in Section 8, (C) the Owner Trustee and the Lessee shall enter into the Lease Amendment as provided in Section 6, and (D) the Owner Trustee shall issue, pursuant to Article II of the Indenture and Section 2 hereof, to the Initial Bank Lender and the Pass Through Trustee for the Grantor Trusts the Bank Equipment Notes and the Pass Through Equipment Notes, respectively, to be purchased by it hereunder.

                 (b) The Owner Participant, by its execution and delivery hereof, requests and directs the Owner Trustee to execute and deliver this Agreement and, subject to the terms hereof, to take the actions contemplated herein.


                 (c) Each of the Original Loan Participant, the Initial Bank Lender and the Pass Through Trustee, by its

                                   Series AB
execution and delivery hereof, authorizes the Loan Trustee to act for its benefit as contemplated in this Agreement and requests and directs the Loan Trustee to execute and deliver this Agreement and the Amended and Restated Indenture and, subject to the terms hereof and thereof, to take the actions contemplated herein and therein.

                 (d) In case the Initial Bank Lender or the Pass Through Trustee shall for any reason fail to purchase the Equipment Notes to be purchased by it pursuant to Section 1(a) above, the written notice given by the Lessee pursuant to Section 20 of the Original Participation Agreement shall be deemed never to have been given, neither the Owner Trustee nor the Lessee shall have any obligation to pay to the Original Loan Participant any amount in respect of the prepayment of the Loan Certificates, the Original Loan Certificates shall remain outstanding and in full force and effect, and the actions contemplated by Sections 5, 6, 7 and 8 hereof shall not take place.

                 (e) The closing (the "Closing") of the transactions described in this Agreement shall take place at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, on the Refunding Date, or at such other place as the parties hereto may agree.

                 (f) All payments pursuant to this Section 1 shall be made in immediately available funds to such accounts and at such banks as the parties hereto shall designate in writing not less than one Business Day prior to the Refunding Date.

                 (g) Subject to the terms and conditions hereof, in order to facilitate a portion of the refinancing by the Owner Trustee of the Original Loan Certificates contemplated hereby, the Lessee intends to enter into an underwriting agreement, to be dated on or prior to the Refunding Date, among the Lessee and one or more underwriters (the "Underwriters") named therein (the "Underwriting Agreement"); and the Lessee will enter into the Pass Through Trust Supplements as the "issuer," as defined in and solely for purposes of the Securities Act of 1933, as amended (the "Securities Act"), of the Pass Through Certificates being issued thereunder, and as the "obligor," as defined in and solely for purposes of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), with respect to such Pass Through Certificates and will undertake to perform certain administrative and ministerial duties under such Pass Through Trust Supplements.

                                   Series AB

                 SECTION 2. EQUIPMENT NOTES. (a) The aggregate principal amount of the Equipment Notes shall be $54,660,452.69. Set forth on Schedule II hereto are indicative principal amounts and amortization schedules for the Pass Through Equipment Notes and the Bank Equipment Notes, calculated assuming that the Pass Through Equipment Notes will bear interest at the rate of 8.60% per annum, and the Bank Equipment Notes will bear interest at the rate of 7.53% per annum. The parties acknowledge that the principal amounts and amortization schedules of the Pass Through Equipment Notes and the Bank Equipment Notes are subject to change prior to the Refunding Date, and that the final principal amounts and amortization schedules of the Pass Through Equipment Notes and the Bank Equipment Notes will be determined, subject to the terms of this Refunding Agreement, based upon the actual interest rates to be borne by the Pass Through Equipment Notes and the Bank Equipment Notes and the resulting recalculation of the figures on the Exhibits to the Amended and Restated Rent Schedule contemplated by Section 6 hereof.

                 (b) Subject to the terms hereof, the Pass Through Equipment Notes will bear interest at the rate, mature on the date, and be payable as to principal in the amounts, to be specified in the Underwriting Agreement.

                 (c) In addition to the conditions precedent to the obligations of the Initial Bank Lender set forth in Section 3, the obligations of the Initial Bank Lender to purchase the Bank Equipment Notes as contemplated hereby shall be subject to the additional condition precedent that, notwithstanding the recalculations referred to in Section 2(a), the Bank Equipment Notes shall have the following terms: (i) the sum of (A) the aggregate principal amount of the Bank Equipment Notes plus (B) the aggregate principal amount of the bank equipment notes to be issued pursuant to the Amended and Restated Trust Indentures and Security Agreements (AA 1995 PTC Series AA) and (AA 1995 PTC Series AC) (the "Other Indentures"), each dated as of June 15, 1995, shall not exceed $115,000,000; (ii) the final maturity date of the Bank Equipment Notes shall not extend beyond January 2, 2011; (iii) the weighted average life to maturity of the Bank Equipment Notes from the Refunding Date (calculated in accordance with standard financial practice) shall not exceed 11 years; (iv) the actual principal amount, amortization schedule and fixed interest rate borne by the Bank Equipment Notes shall be irrevocably set on the date on which the Initial Bank Lender enters into the Swap; and (v) the fixed interest rate to be borne by the Bank Equip-

                                   Series AB
ment Notes (such rate to be satisfactory to the Lessee) shall be equal to the fixed interest rate payable by the Initial Bank Lender in the Swap (as defined below). For purposes of this Section 2, the term "Swap" shall refer to a Swap Transaction having the terms and characteristics described in Exhibit N (or such other terms and characteristics as shall be approved by the Lessee) to be entered into by the Initial Bank Lender prior to the Refunding Date pursuant to which the Initial Bank Lender will receive floating rate payments, calculated and payable as contemplated by such Exhibit N, equal to 6 month USD-LIBOR-BBA plus a spread of 80 basis points. The Initial Bank Lender agrees to enter into the Swap, based on a notional principal amount specified by the Lessee (subject to clauses (i), (ii) and (iii) of the proviso to the second preceding sentence), on a date to be designated by the Lessee not less than four Business Days prior to the Refunding Date. In the event that the terms of the Swap actually entered into by the Initial Bank Lender vary, with the Lessee's approval as provided above, from those described in Exhibit N, Exhibit N shall be modified to reflect such different terms, and Exhibit N, as so modified, shall thereupon constitute Exhibit N to this Refunding Agreement for all purposes of this Refunding Agreement and the other Operative Documents.

                 (d) The Equipment Notes shall be payable as to principal in accordance with the terms of the Indenture, and the Equipment Notes of each maturity shall provide for a fixed rate of interest per annum and shall contain the terms and provisions provided for the Equipment Notes of such maturity in the Indenture. The Owner Trustee shall execute, and the Loan Trustee shall authenticate and deliver to the Initial Bank Lender and the Pass Through Trustee for each Grantor Trust, a principal amount of Equipment Notes of the maturity and interest rate and in the principal amounts, all as determined in accordance with the provisions of this Refunding Agreement. Subject to the terms hereof and of the other Operative Documents, all such Equipment Notes shall be dated and authenticated as of the Refunding Date and shall bear interest therefrom, shall be registered in the name of the Initial Bank Lender and in such names as shall be specified by the Pass Through Trustee, and shall be paid in the manner and at such places as are set forth in the Indenture.

                 SECTION 3. CONDITIONS PRECEDENT. The obligation of the Initial Bank Lender to direct State Street to make the payment described in
Section 1(a)(iii), the obligation of the Pass Through Trustee to make the payment described in Section 1(a)(iv), and the obligations of the Owner Trustee

                                   Series AB
and the Owner Participant to participate in the transactions contemplated by this Agreement on the Refunding Date are subject to the fulfillment, prior to or on the Refunding Date, of the following conditions precedent (except that paragraphs (f) and (l) shall not be conditions precedent to the obligations of the Owner Trustee hereunder; paragraphs (g) and (n) shall not be conditions precedent to the obligations of the Owner Participant hereunder; and paragraphs
(a) (to the extent such paragraph (a) applies to the Pass Through Trustee), (p) and (q) (to the extent such paragraph (q) applies to the Pass Through Trustee) shall not be conditions precedent to the obligations of the Initial Bank Lender hereunder):

                 (a)  The Owner Trustee shall have tendered to the Loan
         Trustee for authentication the Equipment Notes issued to effect the refunding contemplated bySection 1 hereof, and the Loan Trustee shall have authenticated such Equipment Notes and shall have tendered the Bank Equipment Notes included in such Equipment Notes to the Initial Bank Lender and the Pass Through Equipment Notes included in such Equipment Notes to the Pass Through Trustee in accordance with Section 2.

                 (b) The Initial Bank Lender, the Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received executed counterparts or conformed copies of the following documents:

                          (1)  the Original Lease and the Lease Amendment;

                          (2)  the Original Rent Schedule and, subject to
                 Section 6, the Amended and Restated Rent Schedule;

                          (3) the Original Trust Agreement and the Trust Agreement Amendment;

                          (4)  the Indenture;

                          (5)  the Purchase Agreement Assignment;

                          (6) the Original Participation Agreement and this Agreement;

                          (7) the Pass Through Trust Supplements and the Pass Through Trust Agreement (collectively, the "Pass Through Trust Documents") (for the Pass

                                   Series AB

                 Through Trustee, the Owner Trustee and the Owner Participant
                 only);

                          (8)  the Instrument of Resignation;

                          (9) the Tax Indemnity Agreement Amendment (for the Owner Participant only); and

                          (10)  the State Street Guarantee.

                 (c) The Initial Bank Lender, the Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received the following:

                          (1) an incumbency certificate of the Lessee as to the person or persons authorized to execute and deliver this Agreement, the Lease Amendment and any other documents to be executed on behalf of the Lessee in connection with the transactions contemplated hereby and the signatures of such person or persons;

                          (2) a copy of the resolutions of the board of directors of the Lessee or the executive committee thereof, certified by the Secretary or an Assistant Secretary of the Lessee, duly authorizing the transactions contemplated hereby and the execution and delivery of each of the documents required to be executed and delivered on behalf of the Lessee in connection with the transactions contemplated hereby; and

                          (3) a copy of the certificate of incorporation of the Lessee certified by the Secretary of State of the State of Delaware, a copy of the By-Laws of the Lessee, certified by the Secretary or an Assistant Secretary of the Lessee, and a telegram or other evidence from the Secretary of the State of the State of Delaware as to the good standing of the Lessee.

                 (d) The Initial Bank Lender, the Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received a certificate signed by an authorized officer of the Lessee, dated the Refunding Date, certifying that:

                          (1) the Aircraft has been duly certified by the Federal Aviation Administration as to type and

                                   Series AB
                 airworthiness in accordance with the terms of the Original Lease and has a current, valid certificate of airworthiness;

                          (2) the FAA Bill of Sale, the Original Lease and the Original Indenture have been duly recorded, and the Original Trust Agreement has been duly filed, with the FAA pursuant to the Federal Aviation Act;

                          (3) the Aircraft has been registered with the Federal Aviation Administration in the name of the Owner Trustee and the Lessee has authority to operate the Aircraft;

                          (4) the representations and warranties contained herein of the Lessee are correct as though made on and as of the Refunding Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were correct on and as of such earlier date); and

                          (5) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both, and no Event of Loss has occurred and is continuing.

                 (e) The Initial Bank Lender, the Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received a certificate signed by an authorized officer of the Loan Trustee, dated the Refunding Date, certifying that the representations and warranties contained herein of the Loan Trustee are correct as though made on and as of the Refunding Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were correct on and as of such earlier date).

                 (f) The Initial Bank Lender, the Pass Through Trustee and the Owner Participant each shall have received a certificate signed by an authorized officer of the Owner Trustee, dated the Refunding Date, certifying that the representations and warranties contained herein of the Owner Trustee are correct as though made on and as of the Refunding Date, except to the extent that

                                   Series AB
         such representations and warranties relate solely to an earlier date (in which case such representations and warranties were correct on and as of such earlier date).

                 (g) The Initial Bank Lender, the Pass Through Trustee and the Owner Trustee each shall have received a certificate signed by an authorized officer of the Owner Participant, dated the Refunding Date, certifying that the representations and warranties contained herein of the Owner Participant are correct as though made on and as of the Refunding Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were correct on and as of such earlier date).

                 (h) The Initial Bank Lender, the Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received an independent insurance broker's report, together with certificates of insurance from such broker, as to the due compliance with the terms of
         Section 11 of the Lease relating to insurance with respect to the Aircraft.

                 (i) The Initial Bank Lender and the Pass Through Trustee shall have received copies of all Uniform Commercial Code financing statements covering the security interests created by or pursuant to the Granting Clause of the Original Indenture and all Uniform Commercial Code financing statements describing the Lease as a lease and any continuation statements relating thereto.

                 (j) (A) A UCC-1 financing statement covering the security interests created by the Original Indenture naming the Owner Trustee, as debtor, and the Indenture Trustee, as secured party, shall have been duly filed with the Secretary of State of the State of Delaware,
         (B) an amendment (including an assignment) to such Uniform Commercial Code financing statement with respect to the replacement of the Indenture Trustee and the amendment of the Original Indenture shall have been executed and delivered by the Owner Trustee, as debtor, the Indenture Trustee, as secured party, and the Loan Trustee, as assignee of the secured party, and such financing statement amendment shall have been positioned for filing and, upon Closing, promptly filed with the Secretary of State of the State of Delaware,

                                   Series AB

         (C) a UCC-1 financing statement covering the security interests created by the Amended and Restated Indenture naming the Owner Trustee, as debtor, and the Loan Trustee, as secured party, shall have been duly filed with the Secretary of State of the State of Delaware, and (D) an amendment (including an assignment) to the Uniform Commercial Code financing statement describing the Lease as a lease shall have been executed and delivered by the Indenture Trustee, the Loan Trustee and the Lessee, and such financing statement amendment shall have been positioned for filing and, upon Closing, promptly filed with the Secretary of State of the State of Texas.

                 (k) The Initial Bank Lender, the Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received an opinion addressed to it from Debevoise & Plimpton, special counsel for the Lessee, substantially in the form of Exhibit D hereto, and an opinion addressed to it from Anne H. McNamara, Esq., Senior Vice President and General Counsel of the Lessee, substantially in the form of Exhibit E hereto.

                 (l) The Initial Bank Lender, the Pass Through Trustee and the Owner Participant each shall have received an opinion addressed to it from Potter Anderson & Corroon, special counsel for the Owner Trustee, substantially in the form of Exhibit F hereto.

                 (m) The Initial Bank Lender, the Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received an opinion addressed to it from Bingham, Dana & Gould, special counsel for the Loan Trustee, substantially in the form of Exhibit G hereto.

                 (n) The Initial Bank Lender, the Pass Through Trustee and the Owner Trustee each shall have received an opinion addressed to it from Sidley & Austin, special counsel for the Owner Participant, substantially in the form of Exhibit H hereto, and an opinion addressed to it from Louis B. Fontana, Jr. counsel of the Owner Participant, substantially in the form of Exhibit I hereto.

                 (o) The Initial Bank Lender, the Pass Through Trustee, the Owner Trustee and the Owner Participant each shall have received an opinion addressed to it from Crowe & Dunlevy, P.C., special counsel in Oklahoma

                                   Series AB

         City, Oklahoma, substantially in the form of Exhibit J hereto.

                 (p) The Lessee shall have entered into the Underwriting Agreement and the Pass Through Trust Supplements, the Pass Through Certificates shall have been issued and sold pursuant to the Underwriting Agreement and the Pass Through Trust Supplements, and the Underwriters shall have transferred to the Pass Through Trustee in immediately available funds an amount equal to the aggregate purchase price of the Pass Through Equipment Notes to be purchased from the Owner Trustee.

                 (q) No change shall have occurred after the date of this Agreement in applicable law or regulations thereunder or interpretations thereof by appropriate regulatory authorities or any court that would make it illegal for the Initial Bank Lender or the Pass Through Trustee to make the payments described in Section 1(a) or for the Owner Trustee or Owner Participant to participate in the transactions contemplated by this Agreement on the Refunding Date.

                 (r) All approvals and consents of any trustee or holder of any indebtedness or obligations of the Lessee which are required in connection with the Initial Bank Lender's or the Pass Through
         Trustee's making of the payments described in Section 1(a) or the Owner Trustee's or Owner Participant's participation in the transactions contemplated by this Agreement on the Refunding Date shall have been duly obtained.

                 Promptly following the recording of the Instrument of Resignation, the Lease Amendment and the Amended and Restated Indenture pursuant to the Federal Aviation Act and the filing of the Trust Agreement Amendment pursuant to such Act, the Lessee will cause Crowe & Dunlevy, P.C., special counsel in Oklahoma City, Oklahoma, to deliver to the Initial Bank Lender, the Pass Through Trustee, the Lessee, the Loan Trustee, the Owner Participant and the Owner Trustee an opinion as to the due recording of the Instrument of Resignation, the Lease Amendment and the Indenture.

                 SECTION 4. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE LESSEE; CONDITIONS PRECEDENT WITH RESPECT TO THE PASS THROUGH TRUSTEE. (a)
The Lessee's obligation to participate in the transactions contemplated by this Agreement and to execute and deliver the Lease Amendment are subject to (i) the interest rates, principal amounts and

                                   Series AB
amortization schedules of the Bank Equipment Notes and the Pass Through Equipment Notes being satisfactory to the Lessee, (ii) the fulfillment prior to or on the Refunding Date, of the conditions precedent listed in subsection (a),
(b), clauses (1) through (3) of subsection (d), and subsections (e), (f), (g),
(j), (q) and (r) of Section 3 with respect to the other parties hereto and
(iii) the receipt by the Lessee (and the Loan Trustee in the case of the forms referred to in clause (C) hereof) of (A) each certificate referred to in subsections (e), (f) and (g) of Section 3, (B) each opinion referred to in subsections (l) through (o) of Section 3, addressed to the Lessee or accompanied by a letter from counsel rendering such opinion authorizing the Lessee to rely on such opinion as if it were addressed to the Lessee, (C) two valid executed copies of Internal Revenue Service Form 4224 from the Initial Bank Lender, (D) a certificate of the Initial Bank Lender certifying that, to the best of its knowledge, the Initial Bank Lender is not then entitled to indemnification for any amounts described in Section 14(a) hereof or 7(c) of the Participation Agreement and that the Initial Bank Lender shall not become, by reason of any Regulatory Change then effective or likely in its best judgment to become effective, entitled to any such amount described in Section 14(a) hereof or 7(c) of the Participation Agreement, and (E) such other documents and evidence with respect to each other party hereto as the Lessee may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, the taking of all necessary corporate action in connection therewith and compliance with the conditions herein set forth.

                 (b) The respective obligations of each of the Lessee, the Owner Participant, the Owner Trustee and the Loan Trustee to participate in the transactions contemplated hereby is subject to the receipt by each of them of
(i) a certificate signed by an authorized officer of the Pass Through Trustee, dated the Refunding Date, certifying that the representations and warranties contained herein of the Pass Through Trustee are correct as though made on and as of the Refunding Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties are correct on and as of such earlier date), (ii) an opinion addressed to each of them of Bingham, Dana & Gould, special counsel for the Pass Through Trustee, substantially in the form of Exhibit K hereto, and (iii) such other documents and evidence with respect to the Pass Through Trustee as it may reasonably request in order to establish the due consummation of the transactions contemplated by this Agreement, the

                                   Series AB
taking of all necessary corporate action in connection therewith and compliance with the conditions herein set forth.

                 SECTION 5. SUCCESSOR TRUSTEE; EXECUTION AND DELIVERY OF THE NEW INDENTURE. The Original Loan Participant, the Owner Trustee and the Lessee hereby waive notice of the resignation of the Indenture Trustee pursuant to the Instrument of Resignation. Each of the Original Loan Participant, Lessee, Pass Through Trustee and Owner Trustee agrees that, notwithstanding the provisions of Section 8.02 of the Original Indenture, the Loan Trustee is an acceptable successor to the Indenture Trustee and the provisions of Section 8.02(b) of the Original Indenture are hereby waived by the Original Loan Participant, the Owner Trustee, the Indenture Trustee and the Loan Trustee. The Original Loan Participant and the Owner Participant, by execution and delivery hereof, request and direct the Owner Trustee and the Loan Trustee to execute and deliver the Indenture, and the Owner Trustee and the Loan Trustee agree to execute and deliver the Indenture (the Indenture to be executed and delivered to include a completed Exhibit B setting forth the interest rates, principal amounts and amortization schedules of the Equipment Notes determined as contemplated by Section 2 hereof). The Lessee, by execution and delivery hereof, consents to such execution and delivery of the Indenture. The Initial Bank Lender, by execution and delivery hereof, consents to the Indenture. The Indenture shall be effective as of the Closing.

                 SECTION 6.  AMENDMENT OF THE ORIGINAL LEASE AND AMENDMENT AND
RESTATEMENT OF THE ORIGINAL RENT SCHEDULE.   The Loan Trustee and the Owner
Participant, by execution and delivery hereof, request and instruct the Owner Trustee to execute and deliver the Lease Amendment and the Amended and Restated Rent Schedule; the Original Loan Participant, by execution and delivery hereof, requests and instructs the Indenture Trustee to execute and deliver the Amended and Restated Rent Schedule; the Owner Trustee and the Lessee agree to execute and deliver the Lease Amendment, and the Owner Trustee, the Loan Trustee, the Indenture Trustee, the Owner Participant and the Lessee agree to execute and deliver the Amended and Restated Rent Schedule. The Initial Bank Lender, by execution and delivery hereof, consents to the Lease Amendment and the Amended and Restated Rent Schedule. The Lease Amendment and the Amended and Restated Rent Schedule shall be effective as of the Closing. Notwithstanding the foregoing, the parties hereto acknowledge that the figures on Exhibits A, B and C to the Amended and Restated Rent

                                   Series AB

Schedule, as well as certain other financial data included in Sections 6 and 8 of the Amended and Restated Rent Schedule, will be recalculated prior to the Refunding Date, utilizing the same methods and assumptions originally used to calculate the Exhibits and financial data included in the form of Amended and Restated Rent Schedule attached to and made a part of this Refunding Agreement on the date hereof (and subject to the verification provisions of the last paragraph of Section 20(c) of the Original Participation Agreement), to reflect solely (i) the actual Refunding Date, (ii) any change agreed to by the Owner Participant and the Lessee in the Transaction Costs pricing assumption reflected in Section 3(e) of the form of Lease Amendment attached as Exhibit C-1 hereto and Section 18(a) of the Amendment to Participation Agreement attached as Exhibit L hereto (such Sections 3(e) and 18(a) to be modified to reflect any such agreed change), and (iii) the actual interest rates to be borne by the Pass Through Equipment Notes and the Bank Equipment Notes, with all other factors and assumptions reflected in such figures and financial data remaining unchanged; provided that Basic Rent for any Lease Period or portion thereof occurring during the period from the Refunding Date to the third anniversary of the Base Lease Commencement Date shall be recalculated on the basis of the average daily equivalent rent for such Lease Period or portion thereof. The Owner Participant and the Lessee will cooperate in effecting such revisions to the Amended and Restated Rent Schedule and will provide the Owner Trustee, the Loan Trustee, the Pass Through Trustee and the Initial Bank Lender with a copy of the revised version no later than four Business Days prior to the Refunding Date.

                 SECTION 7. AMENDMENT OF THE PARTICIPATION AGREEMENT. Effective upon the Closing, the parties hereto agree that, without further act, the Original Participation Agreement shall be amended as set forth in Exhibit L hereto (such Original Participation Agreement, as so amended, the "Participation Agreement"), and the Initial Bank Lender, the Pass Through Trustee and the Loan Trustee shall be deemed to be parties thereto from and after the Closing to the extent set forth in such Exhibit L. Except as so amended hereby, the Original Participation Agreement (including without limitation Section 14 thereof) shall remain in full force and effect.

                 SECTION 8. AMENDMENT OF THE TRUST AGREEMENT. The Owner Participant, by execution and delivery hereof, requests and instructs the Owner Trustee to execute and deliver the Trust Agreement Amendment; the Owner Trustee and the

                                   Series AB

Owner Participant, by execution and delivery hereof, agree (subject to the terms of this Agreement) to execute and deliver the Trust Agreement Amendment. The Initial Bank Lender, by execution and delivery hereof, consents to the terms of the Trust Agreement Amendment. The Trust Agreement Amendment shall be effective as of the Refunding Date.

                 SECTION 9. LESSEE'S REPRESENTATIONS AND WARRANTIES. The Lessee represents and warrants that:

                 (a) the Lessee is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware; the Lessee is an "air carrier" within the meaning of 49 U.S.C. Section 40102(a); the Lessee holds a certificate of public convenience and necessity in accordance with 49 U.S.C. Section 41102, and an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo; the Lessee is a "citizen of the United States" as defined in 49 U.S.C. Section 40102; the Lessee has the corporate power and authority to own or hold under lease its properties, has (or had or will have on the respective dates of execution thereof) the corporate power and authority to enter into this Agreement, the Tax Indemnity Agreement Amendment, the Lease Amendment, the Pass Through Trust Documents and the other Operative Documents to which it is or will be a party, has the corporate power and authority to perform its obligations under this Agreement, the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Pass Through Trust Documents and each other Operative Document to which it is or will be a party, and is duly qualified to do business as a foreign corporation in good standing in each state in which it has intrastate routes or has a principal office or a major overhaul facility, and its chief executive office (as such term is used in Article 9 of the Uniform Commercial Code in effect in the State of Texas) is located in Fort Worth, Texas;

                 (b) the execution and delivery by the Lessee of this Agreement, the Tax Indemnity Agreement Amendment, the Lease Amendment, the Pass Through Trust Documents and each other Operative Document to which it is or will be a party, and the performance of this Agreement, the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Pass Through Trust Documents and each other Operative Document to which it is or will be

                                   Series AB
         a party, have been duly authorized by all necessary corporate action on the part of the Lessee, do not require any stockholder approval, or approval or consent of any trustee or holder of any indebtedness or obligations of the Lessee, except such as have been duly obtained and are in full force and effect, and do not contravene any law, governmental rule, regulation or order binding on the Lessee or the Certificate of Incorporation or By-Laws of the Lessee or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than Permitted Liens) upon the property of the Lessee under, any indenture, mortgage, contract or other agreement to which the Lessee is a party or by which it may be bound or affected;

                 (c) neither the execution and delivery by the Lessee of this Agreement, the Tax Indemnity Agreement Amendment, the Lease Amendment, the Pass Through Trust Documents or any other Operative Document to which it is or will be a party, nor the performance of its obligations hereunder or under the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Pass Through Trust Documents or the Other Operative Documents to which it is or will be a party, nor the consummation by the Lessee of any of the transactions contemplated hereby or thereby, requires the further consent or approval of, the further giving of notice to, the further registration with, or the further taking of any other action in respect of, the Department of Transportation, the Federal Aviation Administration, or any other Federal, state or foreign governmental authority having jurisdiction, other than (i) the registration of the issuance and sale of the Pass Through Certificates, Series 1995-A (the "Pass Through Certificates"), to be issued pursuant to the provisions of the Pass Through Trust Documents, under the Securities Act, which registration shall have been accomplished by the Refunding Date, and under the securities laws of any state in which the Pass Through Certificates may be offered for sale if the laws of such state require such action, (ii) the qualification of the Pass Through Trust Documents under the Trust Indenture, which qualification shall have been obtained by the Refunding Date pursuant to an order of the Securities and Exchange Commission, (iii) the registrations and filings referred to in Section 9(h), (iv) the filing of those certain Uniform Commercial Code financ-

                                   Series AB
         ing statements and amendments to Uniform Commercial Code financing statements referred to in Section 3(j), and (v) such action, as a result of any act or omission by the Initial Bank Lender or any of its affiliates, as may be required under the United States federal securities laws or the securities or other laws of any state thereof applicable to sales of securities;

                 (d) each of this Agreement, the Original Participation Agreement, the Original Tax Indemnity Agreement, the Original Lease, the Original Rent Schedule, the Pass Through Trust Documents and each other Operative Document to which the Lessee is a party constitutes, and each of the Participation Agreement when the Closing has occurred and the Tax Indemnity Agreement, the Amended and Restated Rent Schedule and the Lease when the Tax Indemnity Agreement Amendment, the Amended and Restated Rent Schedule and the Lease Amendment shall have been entered into will constitute, the legal, valid and binding obligations of the Lessee enforceable against the Lessee in accordance with their respective terms except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity and except, in the case of the Lease, as limited by applicable laws which may affect the remedies provided in the Lease, which laws, however, do not make the remedies provided in the Lease inadequate for practical realization of the rights and benefits provided thereby;

                 (e) as of the date of this Refunding Agreement there are no pending or, to the Lessee's knowledge, threatened actions or proceedings before any court or administrative agency or arbitrator which would materially adversely affect the ability of the Lessee to perform its obligations under this Agreement, the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Pass Through Trust Documents or any of the other Operative Documents to which it is a party or by which it is bound;

                 (f) the Lessee and its subsidiaries have filed or caused to be filed all Federal, state, local and foreign tax returns which are required to be filed and have paid or caused to be paid all taxes shown to be due and payable on such returns or (except to the extent being contested in good faith and for the payment of which adequate reserves have been provided) on any assessment received by the Lessee or any of its subsid-

                                   Series AB
         iaries, to the extent that such taxes have become due and payable; the Federal income tax liability, if any, of the Lessee has been determined by the Internal Revenue Service (or the statute of limitations has expired with respect to a redetermination of such liability and no waiver or extension of such statue of limitations has been granted or consented to by the Lessee or by any court or tribunal) and (except to the extent being contested in good faith and for the payment of which adequate reserves have been provided) paid for all years prior to and including the fiscal year ended December 31, 1984; the Federal income tax returns of the Lessee for the fiscal years ended December 31, 1985 to December 31, 1994, inclusive, are subject to examination by the Internal Revenue Service;

                 (g) (i) the audited consolidated balance sheet of the Lessee and its subsidiaries as of the end of each of its last three fiscal years, and the related consolidated statements of operations and cash flows for the three fiscal years then ended (copies of which have been furnished to the Initial Bank Lender and the Pass Through Trustee), fairly present the consolidated financial position of the Lessee and its consolidated subsidiaries as at the end of each such fiscal year and the consolidated results of their operations and cash flows for each such fiscal year in accordance with generally accepted accounting principles applied on a consistent basis (except as may be noted in such financial statements); and ii) from December 31, 1994 to the date of this Refunding Agreement, there has been no material adverse change in such consolidated financial condition of the Lessee and its consolidated subsidiaries, taken as a whole;

                 (h) except for the filings contemplated by Section 3(j) hereof, the filing of the Trust Agreement Amendment pursuant to the Federal Aviation Act and the filing for recording pursuant to such Act of the Indenture, the Instrument of Resignation and the Lease Amendment, no further filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction) is necessary under the laws of the United States of America or any State thereof in order to perfect the Owner Trustee's interest in the Aircraft as against the Lessee and any third parties, or to perfect the security interest in favor of the Loan Trustee in the Owner Trustee's interest in

                                   Series AB
         the Aircraft or the Lease (with respect to such portion of the Aircraft as is covered by the recording system established by the Federal Aviation Administration pursuant to 49 U.S.C. Section 44107) in any applicable jurisdiction in the United States (other than the filing of continuation statements with respect to the Uniform Commercial Code financing statements referred to in Section 3(j) hereof);

                 (i) neither the Lessee nor any Person authorized to act on its behalf (it being agreed that no Bank Lender is authorized to act on its behalf) has (1) directly or indirectly offered any interest in the Trust Estate or any similar interest for sale to, or solicited any offer to acquire the same from, any Person other than the Owner Participant and not more than 35 other institutional investors, (2) directly or indirectly offered any Bank Equipment Notes being sold, purchased or delivered pursuant to this Agreement or any similar interest for sale to, or solicited any offer to acquire the same from, any Person other than the Initial Bank Lender and not more than 35 other institutional investors, or (3) directly or indirectly offered the Pass Through Certificates for sale to any Person other than in a manner required by the Securities Act and by the rules and regulations thereunder;

                 (j) the Lessee is not an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended; and

                 (k) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both, and no event has occurred and is continuing which constitutes an Event of Loss or would constitute an Event of Loss with the lapse of time.

                 SECTION 10. REPRESENTATIONS, WARRANTIES AND COVENANTS. (a) The Loan Trustee represents, warrants and covenants that:

                 (1) the Loan Trustee is a national banking association duly organized and validly existing and in good standing under the laws of the United States, is a "citizen of the United States" as defined in 49 U.S.C. Section 40102 and will resign as Loan Trustee promptly after

                                   Series AB
         it obtains actual knowledge that it has ceased to be such a citizen, and has the full corporate power, authority and legal right under the laws of the State of Connecticut and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of this Agreement, the Indenture and each other Operative Document to which it is or will be a party and the Instrument of Resignation and to carry out its obligations under this Agreement, the Participation Agreement, the Indenture and each other Operative Document to which it is or will be a party;

                 (2) the execution and delivery by the Loan Trustee of this Agreement, the Indenture, each other Operative Document to which it is or will be a party and the Instrument of Resignation and the performance by the Loan Trustee of its obligations under this Agreement, the Participation Agreement, the Indenture and each other Operative Document to which it is or will be a party have been duly authorized by the Loan Trustee and will not violate its articles of association or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it is bound; and

                 (3) this Agreement constitutes, and the Participation Agreement, when the Closing has occurred, and the Indenture, the Instrument of Resignation and the Amended and Restated Rent Schedule, when executed and delivered by the Loan Trustee, will constitute, the legal, valid and binding obligations of the Loan Trustee enforceable against it in accordance with their respective terms.

                 (b) The Owner Trustee, in its individual capacity (except with respect to clauses (3) and (4) below) and (but only with respect to clauses (3), (4) and, to the extent that it relates to the Owner Trustee, clause (9)) as Owner Trustee, represents and warrants that:

                 (1) the Owner Trustee, in its individual capacity, is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware, has full corporate power and authority to carry on its business as now conducted and has (or had or will have on the respective dates of execution thereof), the corporate power and authority to execute and deliver the Trust Agreement and the Trust Agreement Amendment, has the corporate power and au-

                                   Series AB
         thority to carry out the terms of the Trust Agreement, has (or had or will have on the respective dates of execution thereof) (assuming the authorization, execution and delivery of the Trust Agreement and the Trust Agreement Amendment by the Owner Participant), as Owner Trustee, and to the extent expressly provided herein or therein, in its individual capacity, the corporate power and authority to execute and deliver this Agreement, the Original Indenture, the Indenture, the Equipment Notes, the Lease Amendment, the Amended and Restated Rent Schedule and each other Operative Document (other than the Trust Agreement) to which it is or will be a party and has the corporate power and authority to carry out the terms of this Agreement, the Participation Agreement, the Lease, the Indenture, the Equipment Notes and each other Operative Document (other than the Trust Agreement) to which it is or will be a party;

                 (2) the Owner Trustee in its trust capacity and, to the extent expressly provided therein, in its individual capacity, has or will have duly authorized, executed and delivered the Original Trust Agreement and the Trust Agreement Amendment, and (assuming the due authorization, execution and delivery of the Original Trust Agreement and Trust Agreement Amendment by the Owner Participant) each of this Agreement, the Original Participation Agreement, the Original Trust Agreement, the Original Indenture, the Original Lease and each other Operative Document, in each case solely to the extent entered into by the Owner Trustee in its individual capacity, and the Trust Agreement constitutes, a legal, valid and binding obligation of the Owner Trustee, in its individual capacity, enforceable against it in its individual capacity in accordance with its terms except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

                 (3) assuming the due authorization, execution and delivery of the Original Trust Agreement and the Trust Agreement Amendment by the Owner Participant, each of this Agreement, the Original Participation Agreement, the Original Indenture, the Original Lease, and each other Operative Document to which it is or will be party, constitutes, and each of the Participation Agreement, when the Closing has occurred, the Indenture, when entered into, the Lease, the Lease Amend-

                                   Series AB
         ment, when entered into, and the Amended and Restated Rent Schedule, when entered into, will constitute, the legal, valid and binding obligation of the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, enforceable against it in its individual capacity or as Owner Trustee, as the case may be, in accordance with its terms except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

                 (4) assuming the due authorization, execution and delivery of the Original Trust Agreement and the Trust Agreement Amendment by the Owner Participant, the Owner Trustee has duly authorized or will have duly authorized by the Refunding Date, and on the Refunding Date shall have duly issued, executed and delivered to the Loan Trustee for authentication, the Equipment Notes pursuant to the terms and provisions hereof and of the Indenture, and each Equipment Note on the Refunding Date will constitute the valid and binding obligation of the Owner Trustee and will be entitled to the benefits and security afforded by the Indenture in accordance with the terms of such Equipment Note and the Indenture;

                 (5) neither the execution and delivery by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of this Agreement, the Original Participation Agreement, the Original Trust Agreement, the Trust Agreement Amendment, the Original Indenture, the Indenture, the Original Lease, the Lease Amendment, the Original Rent Schedule, the Amended and Restated Rent Schedule, the Purchase Agreement Assignment or the Equipment Notes, nor the consummation by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or thereby, nor the compliance by the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, with any of the terms and provisions hereof and thereof, (A) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it, or (B) violates or will violate its certificate of incorporation or by-laws, or contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, or

                                   Series AB
         results or will result in the creation of any Lien (other than as permitted under the Lease) upon its property under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which it is a party or by which it is bound, or contravenes or will contravene any law, governmental rule or regulation of the United States of America or the State of Delaware governing the trust powers of the Owner Trustee, or any judgment or order applicable to or binding on it;

                 (6) no consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Delaware State or local governmental authority or agency or any United States federal governmental authority or agency regulating the trust powers of the Owner Trustee in its individual capacity is required for the execution and delivery of, or the carrying out by, the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or by the Trust Agreement, the Participation Agreement, the Indenture, the Lease, the Amended and Restated Rent Schedule, the Purchase Agreement Assignment or the Equipment Notes, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken;

                 (7) there exists no Lessor's Lien attributable to the Owner Trustee, in its individual capacity;

                 (8) there are no Taxes payable by the Owner Trustee, either in its individual capacity or as Owner Trustee, imposed by the State of Delaware or any political subdivision thereof in connection with the redemption of the Loan Certificates or the issuance of the Equipment Notes or the execution and delivery by the Owner Trustee in its individual capacity of the Original Trust Agreement, and in its individual capacity or as Owner Trustee, as the case may be, of any of the instruments referred to in clauses (1), (2) and (4) above, that, in each case, would not have been imposed if the Trust Estate had not been created pursuant to the laws of the State of Delaware and Wilmington Trust Company had not (a) been incorporated under the laws of, (b) had its principal place of business in, (c) performed (in its individual capacity or as Owner

                                   Series AB

         Trustee) any or all of its duties under the Operative Documents in, and (d) engaged in any activities unrelated to the transactions contemplated by the Operative Documents in, the State of Delaware;

                 (9) there are no pending or threatened actions or proceedings against the Owner Trustee, either in its individual capacity or as Owner Trustee, before any court or administrative agency which, if determined adversely to it, would materially adversely affect the ability of the Owner Trustee, in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under any of the instruments referred to in clauses (1), (2), (4) and (5) above;

                 (10) both its chief executive office, and the place where its records concerning the Aircraft and all its interests in, to and under all documents relating to the Trust Estate, are located in Wilmington, Delaware, and the Owner Trustee, in its individual capacity, agrees to give the Lessee, the Owner Participant, the Loan Trustee and the Pass Through Trustee at least 30 days' prior written notice of any relocation of said chief executive office or said place from its present location;

                 (11) the Owner Trustee in its individual capacity or as Owner Trustee has not directly or indirectly offered any Equipment Note or Pass Through Certificate or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, anyone other than the Pass Through Trustee, the Original Loan Participant, the Initial Bank Lender and the Owner Participant; and the Owner Trustee has not authorized anyone to act on its behalf (it being understood that in arranging and proposing the refinancing contemplated hereby and agreed to herein by the Owner Trustee, the Lessee has not acted as agent of the Owner Trustee) to offer directly or indirectly any Equipment Note, any Pass Through Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or to solicit any offer to acquire any of the same from, any person; and

                 (12) it is a "citizen of the United States" as defined in 49 U.S.C. Section 40102 (without making use of a voting trust agreement or voting powers agreement).

                                   Series AB

                 (c)  The Owner Participant represents and warrants that:

                 (1) it is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its present business and operations and to own or lease its properties, has, or had or will have at the time of its execution, the corporate power and authority to enter into this Agreement, the Original Participation Agreement, the Original Tax Indemnity Agreement, the Original Trust Agreement, the Tax Indemnity Agreement Amendment, the Trust Agreement Amendment and the Amended and Restated Rent Schedule, and has the corporate power and authority to perform its obligations under this Agreement, the Participation Agreement, the Tax Indemnity Agreement, the Trust Agreement and the Amended and Restated Rent Schedule; and this Agreement, the Original Participation Agreement, the Original Tax Indemnity Agreement, the Original Trust Agreement and the Original Rent Schedule have been duly authorized, executed and delivered by it, and the execution and delivery of the Tax Indemnity Agreement Amendment, the Trust Agreement Amendment and the Amended and Restated Rent Schedule has been or will be duly authorized by it; and each of this Agreement, the Original Participation Agreement, the Original Tax Indemnity Agreement, the Original Trust Agreement and the Original Rent Schedule constitutes, and each of the Participation Agreement, when the Closing has occurred, and the Tax Indemnity Agreement, the Trust Agreement and the Amended and Restated Rent Schedule, when the Tax Indemnity Agreement Amendment, the Trust Agreement Amendment and the Amended and Restated Rent Schedule shall have been entered into will constitute, the legal, valid and binding obligations of the Owner Participant enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

                 (2) neither (a) the execution and delivery by the Owner Participant of this Agreement, the Tax Indemnity Agreement Amendment, the Participation Agreement, the Trust Agreement Amendment, the Amended and Restated Rent Schedule or any other Operative Document to which it is or will become a party nor (b) compliance by it

                                   Series AB
         with all of the provisions thereof, (1) will contravene any law or order of any court or governmental authority or agency applicable to or binding on the Owner Participant (it being understood that no representation or warranty is made with respect to laws, rules or regulations relating to aviation or to the nature of the equipment owned by the Owner Trustee other than such laws, rules or regulations relating to the citizenship requirements of the Owner Participant under applicable law), or 2) will contravene the provisions of, or constitutes or has constituted or will constitute a default under, its articles of incorporation or by-laws or any indenture, mortgage, contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its property may be bound or affected;

                 (3) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than as required by the Federal Aviation Act or the regulations promulgated thereunder and except for routine insurance regulatory filings which have been or will be made) is or was required, as the case may be, for the due execution, delivery or performance by it of this Agreement, the Participation Agreement, the Tax Indemnity Agreement Amendment, the Tax Indemnity Agreement, the Trust Agreement Amendment, the Trust Agreement and the Amended and Restated Rent Schedule;

                 (4) there are no pending or, to the knowledge of the Owner Participant, threatened actions or proceedings before any court or administrative agency or arbitrator which would materially adversely affect the Owner Participant's ability to perform its obligations under this Agreement, the Participation Agreement, the Tax Indemnity Agreement and the Trust Agreement;

                 (5) neither the Owner Participant nor anyone authorized by it to act on its behalf (it being understood that in arranging and proposing the refinancing contemplated hereby and agreed to herein by the Owner Participant, the Lessee has not acted as agent of the Owner Participant) has directly or indirectly offered any Equipment Note or Pass Through Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, anyone; the Owner Participant's interest in the Trust Estate and

                                   Series AB
         the Trust Agreement was acquired for its own account and was purchased for investment and not with a view to any resale or distribution thereof;

                 (6) on the Refunding Date, the Trust Estate shall be free of Lessor's Liens attributable to the Owner Participant; and

                 (7) it is a "citizen of the United States" as defined in 49 U.S.C. Section 40102 (without making use of a voting trust agreement or a voting powers agreement).

                 (d) The Initial Bank Lender as of the date hereof and as of the Refunding Date, and each other Bank Lender as of the date such Bank Lender acquires its Bank Equipment Notes, hereby represents, warrants and covenants to the Owner Participant, the Owner Trustee, the Loan Trustee, the Pass Through Trustee and the Lessee that:

                 (i) (A) such Bank Lender is acquiring its Bank Equipment Notes for its own account and not with a view to the resale or distribution thereof, provided that the disposition of its property shall at all times be and remain within its control; (B) such Bank Lender acknowledges and agrees that the Bank Equipment Notes were initially offered in a transaction not involving any public offering within the meaning of the Securities Act, and that the Bank Equipment Notes have not been and will not be registered under the Securities Act and are subject to the restrictions on their transfer set forth therein and in this Refunding Agreement; (C) such Bank Lender shall not engage in a transfer, resale or distribution of the Bank Equipment Notes, or sell any participation and/or otherwise transfer or assign all or any portion of its rights, obligations or interests in respect of any of the Bank Equipment Notes, or make any offer in respect of any of the foregoing, under circumstances which would violate any securities or similar laws or require registration under the Securities Act, or qualification of the Indenture under the Trust Indenture Act; and (D) such Bank Lender has not acquired and shall not acquire any Pass Through Equipment Notes or Pass Through Certificates;

             (ii) no part of the funds to be used by such Bank Lender to acquire its Bank Equipment Notes constitutes any assets of any "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Security Act

                                   Series AB
         of 1974, as amended) or "plan" (as defined in Section 4975(e) of the
         Code);

            (iii) such Bank Lender other than a Replacement Lender is a QIB and is described in one of the following clauses (A) through (C):

                          (A) such Bank Lender (i) is, and as long as it is a Bank Lender will be, (x) a United States branch or agency of a commercial banking institution or (y) a Cayman Islands branch or agency of a commercial banking institution having a United States branch or agency, such commercial banking institution in each case to be duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) is, and as long as it is a Bank Lender will be, described in clause (b) of the definition of "Exempt Lender"; (iii) will provide the Lessee, the Owner Participant and the Loan Trustee on behalf of such Bank Lender with Internal Revenue Service Forms 4224 or any successor forms thereto with respect to each fiscal year of such Bank Lender during which it holds Bank Equipment Notes together with such other forms or documentation as may be necessary, to establish available exemptions from Taxes imposed by the United States on payments under any Operative Document, such Forms and other forms or documentation to be provided on or before the date on which it becomes a Bank Lender and from time to time thereafter on a timely basis so that such Forms or other forms or documentation are effective for all periods during which it is a Bank Lender; (iv) will provide the Lessee, the Owner Participant and the Loan Trustee on behalf of each participant, if any, to which it sells a Participation (as defined in Section 10(e) hereof) other than a participation in which the participant does not become the beneficial owner of an interest in any Bank Equipment Note for United States federal income tax purposes with such forms or documentation as may be necessary to establish available exemptions from Taxes imposed by the United States on payments under the Operative Documents, such forms or documentation to be provided on or before the date on which such participant becomes a participant and from time to time thereafter on a timely basis so that such forms or documentation are effective for all peri-

                                   Series AB
                 ods during which such participant is a participant; (v) will promptly notify the Lessee, the Owner Participant and the Loan Trustee if any such Forms or other forms or documentation are or become inaccurate; and (vi) has full power, authority and legal right to execute, deliver and carry out the terms of each of the Operative Documents to which it is or will be a party or by which it is or will be bound; or

                          (B) such Bank Lender (i) is, and as long as it is a Bank Lender will be, a commercial banking institution duly organized, validly existing and in good standing under the laws of the United States of America or any state thereof or the District of Columbia; (ii) will provide the Lessee, the Owner Participant and the Loan Trustee on behalf of such Bank Lender from time to time on a timely basis with any other forms or documentation as may be necessary to establish available exemptions from the withholding of Taxes imposed by the United States on payments under the Operative Documents;
                 (iii) will provide the Lessee, the Owner Participant and the Loan Trustee on behalf of each participant, if any, to which it sells a Participation (as defined in Section 10(e) hereof) other than a participation in which the participant does not become the beneficial owner of an interest in any Bank Equipment Note for United States federal income tax purposes with such forms or documentation as may be necessary to establish available exemptions from Taxes imposed by the United States on payments under the Operative Documents, such forms or documentation to be provided on or before the date on which such participant becomes a participant and from time to time thereafter on a timely basis so that such forms or documentation are effective for all periods during which such participant is a participant; (iv) will promptly notify the Lessee, the Owner Participant and the Loan Trustee if any of such Certificates, statements, forms or documentation is or becomes inaccurate; and (v) has full power, authority and legal right to execute, deliver and carry out the terms of each of the Operative Documents to which it is or will be a party or by which it is or will be bound; or

                                   Series AB

                 (C) such Bank Lender (i) is, and as long as it is a Bank Lender will be, a commercial banking institution duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) is, and as long as it is a Bank Lender will be, in the absence of a change in applicable law after the date it acquires its Bank Equipment Notes, a Treaty Lender;
         (iii) shall provide the Lessee, the Owner Participant and the Loan Trustee on behalf of such Bank Lender with valid executed copies of Internal Revenue Service Forms 1001 or any successor forms thereto covering all amounts receivable by it under the Operative Documents, together with such other forms or documentation as may be necessary, to establish available exemptions from Taxes imposed by the United States on payments under the Operative Documents, such Forms 1001 and other forms and documentation to be provided on or before the date on which it becomes a Bank Lender and from time to time thereafter on a timely basis so that such Forms or other forms or documentation are effective for all periods during which it is a Bank Lender; (iv) will provide the Lessee, the Owner Participant and the Loan Trustee on behalf of each participant, if any, to which it sells a Participation (as defined in Section 10(e) hereof) other than a participation in which the participant does not become the beneficial owner of an interest in any Bank Equipment Note for United States federal income tax purposes with such forms or documentation as may be necessary to establish available exemptions from Taxes imposed by the United States on payments under the Operative Documents, such forms or documentation to be provided on or before the date on which such participant becomes a participant and from time to time thereafter on a timely basis so that such forms or documentation are effective for all periods during which such participant is a participant; (v) will promptly notify the Lessee, the Owner Participant and the Loan Trustee if any such Certificates, Forms or other forms or documentation are or become inaccurate; and (vi) has full power, authority and legal right to execute, deliver and carry out the terms of the Operative Documents to which it is or will be a party or by which it is or will be bound;

                                   Series AB

             (iv) such Bank Lender will not directly or indirectly create, incur, assume or suffer to exist any Lender Liens on or against any part of the Indenture Estate or the Trust Estate arising out of any act or omission of or claim against such Bank Lender, and each Bank Lender severally agrees that it will, at its own cost and expense, promptly take such action as may be necessary to discharge and satisfy in full any such Lender Lien; and each Bank Lender severally hereby agrees to indemnify, protect, defend and hold harmless Lessee, the Owner Participant, the Owner Trustee, the Loan Trustee and any other Bank Lender against Claims (as defined in Section 7(b) of the Participation Agreement) in any way resulting from or arising out of a breach by such Bank Lender of its obligations under this Section 10(d)(iv);

              (v) such Bank Lender will not impose, directly or indirectly, any lifting charge, cable charge, remittance charge, or any other charge or fee on any transfer of funds to, through or by such Bank Lender or the Loan Trustee pursuant to any Operative Document; and

             (vi) such Bank Lender is acting and will act for its own account and not as a conduit or agent for any other Person in its participation in the transactions contemplated by the Operative Documents, other than with respect to a Participation described in
         Section 10(f) of this Refunding Agreement.

                 (e) Except to the extent provided in Section 14(b) of this Refunding Agreement, each Bank Lender may sell, assign, pledge or otherwise transfer all or any of its Bank Equipment Notes to a Permitted Transferee (and only to a Permitted Transferee), provided that no Bank Lender shall grant participations (any such participation, a "Participation") in any of its Bank Equipment Notes except in accordance with Section 10(f) hereof and provided, further, that, except in connection with a transfer pursuant to
Section 14(b) of this Refunding Agreement, (i) any Permitted Transferee to which a Bank Lender sells, transfers or assigns all or any of its Bank Equipment Notes (any such Permitted Transferee, an "Assignee") delivers a certificate to the Lessee, the Owner Participant, the Owner Trustee and the Loan Trustee in form and substance satisfactory to the Lessee setting forth representations and warranties comparable to those set forth in Section 10(d) hereof appropriate to such Assignee, and an agreement by such Assignee in form and substance satisfactory to the Lessee to be bound by the

                                   Series AB
terms relating to the Bank Lenders under the Operative Documents, no later than the effective date of such transfer, (ii) the Bank Lender effecting such transfer provides to the Lessee, the Owner Participant, the Owner Trustee and the Loan Trustee notice, setting forth the name and address of such Assignee and identifies those of such Bank Lender's Bank Equipment Notes being sold, transferred or assigned to such Assignee, no later than the effective date of such transfer, (iii) such transfer complies with Section 2.04 of the Indenture and (iv) such Assignee represents and warrants to the Lessee, the Owner Participant, the Owner Trustee and the Loan Trustee that, immediately after giving effect to such transfer, such Assignee shall not be entitled to indemnification for any amounts described in Section 14(a) of this Refunding Agreement or Section 7(c) of the Participation Agreement and shall not become, by reason of any Regulatory Change then effective or likely in its best judgment to become effective, entitled to any such amount described in Section 14(a) of this Refunding Agreement or Section 7(c) of the Participation Agreement. Each Bank Lender hereby agrees that (A) any such sale, assignment, pledge, transfer or Participation, and any offer to make any such sale, assignment, pledge, transfer or Participation, shall be made in accordance with this Section 10 and with all applicable laws, including without limitation the Securities Act, the Trust Indenture Act, and any other applicable laws relating to the transfers of similar interests; (B) any such sale, assignment, pledge, transfer or Participation, and any offer to make any such sale, assignment, pledge, transfer or Participation, prior to the first anniversary of the Refunding Date shall be made only to a Permitted Transferee that is a Treaty Lender and in compliance with Regulation S under the Securities Act; and (C) no such sale, assignment, pledge, transfer or Participation shall be made under circumstances that require registration under the Securities Act or qualification of an indenture under the Trust Indenture Act.

                 Upon any such Assignment, the Owner Trustee, the Loan Trustee, the Owner Participant and/or the Lessee shall be entitled to receive from the assigning Bank Lender or any other party effecting such assignment the reasonable expenses of the Owner Trustee, the Loan Trustee, the Owner Participant and the Lessee incurred in effecting such Assignment. Upon any such Assignment, such Assignee shall be deemed a party to this Agreement and any other Operative Document to which the Initial Bank Lender was a party.

                                   Series AB

                 (f) A Bank Lender may sell or agree to sell to one or more other Persons that is a Permitted Transferee a Participation in all or any of its Bank Equipment Notes in accordance with Section 10(e) hereof, but no such participant shall have any other rights or benefits as against the Owner Trustee, the Lessee, the Owner Participant or the Indenture Estate or Trust Estate under any Operative Document. All amounts payable by the Lessee to any Bank Lender under Section 14(a) of this Refunding Agreement or Section 7(b) or 7(c) of the Participation Agreement shall be determined as if such Bank Lender had not sold or agreed to sell any Participation in its Bank Equipment Notes. Notwithstanding any such Participation, (i) such Bank Lender's obligations under the Operative Documents shall remain unchanged, (ii) such Bank Lender shall remain solely responsible to the other parties to the Operative Documents for the performance of such obligations and (iii) the other parties to this Refunding Agreement, the Participation Agreement and the other Operative Documents shall continue to deal solely and directly with such Bank Lender in connection with such Bank Lender's Bank Equipment Notes and such Bank Lender's rights and obligations under the Operative Documents. In no event shall any Bank Lender that sells a Participation be obligated to the participant under the participation agreement governing the Participation to take or refrain from taking any action hereunder or under any of the Operative Documents except that such Bank Lender may agree in such participation agreement that it will not, without the consent of the participant, agree to any of the matters specified for each Bank Lender to approve in Sections 11.02 and 11.06 of the Indenture; and such Bank Lender shall be solely responsible for any withholding or other taxes and any filing or reporting requirements relating to such Participation and shall hold the Lessee and the Loan Trustee harmless against the same.

                 (g) The Pass Through Trustee represents, warrants and covenants that:

                 (1) the Pass Through Trustee is a national banking association duly organized and validly existing in good standing under the laws of the United States of America, and has the full corporate power, authority and legal right under the laws of the State of Connecticut and the United States pertaining to its banking, trust and fiduciary powers to execute and deliver each of the Pass Through Trust Documents and this Agreement and to perform its obligations under this Agreement,

                                   Series AB
         the Pass Through Trust Documents and the Participation Agreement;

                 (2) each of the Pass Through Trust Documents and this Agreement has been or will have been duly authorized, executed and delivered by the Pass Through Trustee; this Agreement, each of the Pass Through Trust Documents and the Participation Agreement constitute or will constitute the legal, valid and binding obligations of the Pass Through Trustee enforceable against it in accordance with their respective terms;

                 (3) none of the execution, delivery and performance by the Pass Through Trustee of each of the Pass Through Trust Documents, this Agreement and the Participation Agreement, the purchase by the Pass Through Trustee of the Pass Through Equipment Notes pursuant to this Agreement, and the issuance of the Pass Through Certificates pursuant to the Pass Through Trust Documents, contravene any law, rule or regulation of the State of Connecticut or any United States governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Pass Through Trustee and do not contravene or result in any breach of, or constitute a default under, the Pass Through Trustee's Articles of Association or By-Laws or any agreement or instrument to which the Pass Through Trustee is a party or by which it or any of its properties may be bound;

                 (4) neither the execution and delivery by the Pass Through Trustee of any of the Pass Through Trust Documents or this Agreement nor the consummation by the Pass Through Trustee of any of the transactions contemplated hereby or thereby or by the Participation Agreement requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any Connecticut governmental authority or agency or any Federal governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers;

                 (5) there are no Taxes payable by the Pass Through Trustee imposed by the State of Connecticut or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Pass Through Trustee of this Agreement, any of the Pass Through Trust Documents or the Partici-

                                   Series AB
         pation Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Documents), and there are no Taxes payable by the Pass Through Trustee imposed by the State of Connecticut or any political subdivision thereof in connection with the acquisition, possession or ownership by the Pass Through Trustee of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Documents) and, assuming that the trusts created by the Pass Through Trust Supplements will not be taxable for Federal income tax purposes as corporations, but, rather, each will be characterized as a grantor trust under subpart E, Part I of Subchapter J of the Code, such trusts will not be subject to any Taxes imposed by the State of Connecticut or any political subdivision thereof;

                 (6) there are no Taxes payable by the Pass Through Trustee imposed by the Commonwealth of Massachusetts or any political subdivision or taxing authority thereof in connection with the execution, delivery and performance by the Pass Through Trustee of this Agreement, any of the Pass Through Trust Documents or the Participation Agreement (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Documents), and there are no Taxes payable by the Pass Through Trustee imposed by the Commonwealth of Massachusetts or any political subdivision thereof in connection with the acquisition, possession or ownership by the Pass Through Trustee of any of the Equipment Notes (other than franchise or other taxes based on or measured by any fees or compensation received by the Pass Through Trustee for services rendered in connection with the transactions contemplated by any of the Pass Through Trust Documents) and, assuming that the trusts created by the Pass Through Trust Supplements will not be taxable for federal income tax purposes as corporations, but, rather, each will be characterized as a grantor trust under subpart E, Part I of Subchapter J of the Code, such trusts will not be subject to

                                   Series AB
         any Taxes imposed by the Commonwealth of Massachusetts or any political subdivision thereof;

                 (7) there are no pending or threatened actions or proceedings against the Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Pass Through Trustee to perform its obligations under this Agreement, the Participation Agreement or any Pass Through Trust Document;

                 (8) except for the issue and sale of the Pass Through Certificates contemplated hereby, the Pass Through Trustee has not directly or indirectly offered any Pass Through Equipment Note for sale to any Person or solicited any offer to acquire any Equipment Notes from any Person, nor has the Pass Through Trustee authorized anyone to act on its behalf to offer directly or indirectly any Equipment Note for sale to any Person, or to solicit any offer to acquire any Equipment Note from any Person; and the Pass Through Trustee is not in default under any Pass Through Trust Document; and

                 (9) the Pass Through Trustee is not directly or indirectly controlling, controlled by or under common control with the Owner Participant, the Owner Trustee, any Underwriter or the Lessee.

                 (h) The Original Loan Participant represents and warrants that:

                 (1) as of the Refunding Date it is the owner of an Original Loan Certificate in the aggregate principal amount of $54,660,452.69 free and clear of Liens attributable to it; and

                 (2) this Agreement has been duly authorized, executed and delivered by the Original Loan Participant and constitutes the legal, valid and binding obligation of the Original Loan Participant, enforceable against the Original Loan Participant in accordance with its terms, except as such enforceability may be limited by application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally, and by general principles of equity.

                                   Series AB

                 (i) The Indenture Trustee represents and warrants that this Agreement has been duly authorized, executed and delivered by it.

                 SECTION 11. NOTICES. Unless otherwise specifically provided herein, all notices required or permitted by the terms of this Agreement shall be in English and in writing, and any such notice shall become effective upon being deposited in the United States mail, with proper postage for first-class registered or certified mail prepaid, or when delivered personally or, if promptly confirmed by mail as provided above, when dispatched by telegram, telex, facsimile or other written telecommunication, addressed if to the Lessee, the Owner Participant, the Owner Trustee, the Initial Bank Lender, the Pass Through Trustee, the Original Loan Participant, the Indenture Trustee or the Loan Trustee, at their respective addresses or telex or facsimile numbers set forth below the signatures of such parties at the foot of this Agreement. Unless and until otherwise directed by the Initial Bank Lender by notice to the Owner Trustee, the Loan Trustee and the Lessee, any payments required to be made to the Initial Bank Lender shall be made to the bank account specified for such Initial Bank Lender in Schedule I to this Refunding Agreement.

                 SECTION 12.  EXPENSES.  (a)  Except as provided in paragraph
(c) below, and subject to paragraph (b) below, and without duplication of any amounts payable under Section 9(a) of the Participation Agreement, all of the initial out-of-pocket costs, fees and expenses incurred by the Indenture Trustee, the Owner Trustee, the Initial Bank Lender, the Owner Participant, the Pass Through Trustee, the Loan Trustee and the Original Loan Participant (in each case, to the extent set forth below) in connection with the transactions contemplated by this Agreement, the other Operative Documents, the Pass Through Trust Supplements, and the Underwriting Agreement shall be paid promptly by the Owner Participant including, without limitation,

                 (1) the reasonable fees, expenses and disbursements allocable to the Equipment Notes issued under the Indenture of (A) Bingham, Dana & Gould, special counsel for the Pass Through Trustee and the Loan Trustee, (B) Potter Anderson & Corroon, special counsel for the Owner Trustee, (C) Crowe & Dunlevy, P.C., special counsel in Oklahoma City, Oklahoma, (D) Shearman & Sterling, special counsel for the Underwriters of the Pass Through Certificates in an amount separately agreed, (E) Debevoise & Plimpton, special counsel for the Les-

                                   Series AB
         see in an amount separately agreed and (F) Vedder, Price, Kaufman, Kammholz & Day, special counsel to the Original Loan Participant;

                 (2) the reasonable fees, expenses and disbursements of Sidley & Austin, special counsel for the Owner Participant;

                 (3) the reasonable fees, expenses and disbursements of Coudert Brothers, special counsel for the Initial Bank Lender; and

                 (4) all other reasonable expenses incurred in connection with such actions and transactions, including, without limitation, the fees, expenses and/or commissions payable to each of the Underwriters in connection with the offering and sale of the Pass Through Certificates, the commitment fee payable to the Initial Bank Lender in the amount separately agreed, printing and document production or reproduction expenses and its proportionate share of all fees, taxes and other charges payable in connection with the offering and sale of the Pass Through Certificates and with the recording or filing of any instruments and financing statements required to be recorded or filed in connection with the transactions contemplated by this Section 12, in each case allocable to the Equipment Notes issued under the Indenture;

provided that the aggregate amount of the costs, fees and expenses payable by the Owner Participant pursuant to this Section 12, together with the costs, fees and expenses payable by the Owner Participant pursuant to Section 12 of the Refunding Agreements (AA 1995 PTC Series AA) and (AA 1995 PTC Series AC) (the "Other Refunding Agreements"), each dated as of the date hereof, shall not be in excess of 1% of the aggregate principal amount of the equipment notes issued on the Refunding Date pursuant to the Indenture and the Other Indentures. To the extent, if any, that the costs, fees and expenses referred to in this Section 12 and Section 12 of the Other Refunding Agreements shall be in excess of 1% of the aggregate principal amount of the equipment notes issued on the Refunding Date pursuant to the Indenture and the Other Indentures, such costs, fees and expenses shall be paid by the Lessee.

                 Notwithstanding the foregoing, the Lessee shall pay, in those amounts separately agreed, the fees, expenses and disbursements of Debevoise & Plimpton, special counsel

                                   Series AB
for the Lessee, and the fees and expenses of Babcock & Brown, the Lessee's financial advisor.

                 (b) The Owner Participant prior to the payment thereof will send copies of any invoices received by it with respect to any of the foregoing fees, expenses and disbursements constituting transaction costs to the Lessee for the Lessee's review and approval, such approval not to be unreasonably withheld or delayed.

                 (c)  In the event that the transactions contemplated by this
Section 12 and the agreements referred to herein are not consummated, the Lessee shall, except as provided in the Underwriting Agreement with regard to fees and expenses of the Underwriters, bear and pay all costs, expenses and fees referred to in this Section 12; provided that: (i) if the transaction fails to be consummated as a result of the failure of the Owner Participant to act in good faith in consummating the transactions, or otherwise comply with the terms hereof, the Owner Participant shall bear and pay its own fees, costs and expenses (including, without limitation, the fees and expenses of its special counsel), and the Lessee shall pay all other reasonable fees, costs and expenses as aforesaid; and (ii) if the transaction fails to be consummated as a result of the failure of the Initial Bank Lender to act in good faith in consummating the transactions, or otherwise comply with the terms hereof, the Initial Bank Lender shall bear and pay its own fees, costs and expenses (including, without limitation, the fees and expenses of its special counsel), and the Lessee shall pay all other reasonable fees, costs and expenses as aforesaid.

                 SECTION 13.  TERMS OF SWAP TRANSACTION.  (a)  Subject to
Section 2(c), the terms of the interest rate swap transaction to be entered into by the Initial Bank Lender are described in Exhibit N hereto, as such Exhibit N may be modified to reflect any changes in dates and the actual Fixed Rate applicable to such swap transaction as determined pursuant to Section 2 of this Refunding Agreement. Such Exhibit N shall constitute a part hereof as if the terms thereof were set forth herein in full.

                 (b) Each Bank Lender agrees that, upon notice from the Owner Trustee or the Lessee or upon otherwise learning of the possibility of the occurrence of (i) any of the events described in Section 6.01 of the Indenture or (ii) an acceleration or a redemption (or purchase in lieu of redemption) of the Bank Equipment Notes, such Bank Lender

                                   Series AB

(or, if the Initial Bank Lender is the sole counterparty to the Actual Swap, the Initial Bank Lender) shall promptly (A) to the extent permitted by applicable law, notify the Lessee and the Owner Trustee of such possibility and
(B) thereafter provide the Lessee and the Owner Trustee with a non-binding good faith estimate of the Break Funding Amount.

                 (c) In the event any of the Bank Equipment Notes are redeemed (or purchased in lieu of redemption) pursuant to Section 6.01 of the Indenture, the Owner Trustee hereby directs each Bank Lender, and each Bank Lender hereby agrees, to pay directly to the Lessee an amount equal to any Swap Breakage Gain. In the event any of the Bank Equipment Notes are accelerated or redeemed (or purchased in lieu of redemption) as a result of an Indenture Event of Default that also constitutes a Lease Event of Default that has occurred and is continuing, the Owner Trustee hereby directs each Bank Lender that is a swap counterparty to the Actual Swap, and each such Bank Lender hereby agrees, to pay directly to the Lessee an amount equal to any Swap Breakage Gain; provided that no Bank Lender shall be required to make any such payment to the Lessee pursuant to this sentence unless the Bank Equipment Notes held by such Bank Lender that are subject to such acceleration or redemption (or purchase in lieu of redemption) shall have been paid in full. Notwithstanding the foregoing, in the event any of the Bank Equipment Notes are accelerated or redeemed (or purchased in lieu of redemption) as a result of an Indenture Event of Default that does not also constitute a Lease Event of Default, the Owner Trustee hereby directs each Bank Lender that is a swap counterparty to the Actual Swap, and each such Bank Lender hereby agrees, to pay directly to the Owner Trustee for distribution pursuant to the Trust Agreement, an amount equal to any Swap Breakage Gain; provided that no Bank Lender shall be required to make any such payment to the Owner Trustee pursuant to this sentence unless the Bank Equipment Notes held by such Bank Lender that are subject to such acceleration or redemption (or purchase in lieu of redemption) shall have been paid in full.

                 SECTION 14.  ADDITIONAL COSTS.  (a)  (i)  Additional Costs.
If a Regulatory Change with respect to the Initial Bank Lender or any Permitted Transferee shall (A) impose on such Bank Lender any reserve, special deposit or any similar requirement with respect to the loan evidenced by its Bank Equipment Notes or any capital adequacy requirement requiring the maintenance by such Bank Lender of additional capital with respect to the loan evidenced by its

                                   Series AB

Bank Equipment Notes, or (B) change the basis of taxation in the jurisdictions in which such Bank Lender has either its principal office or the lending office through which it is participating in the Bank Equipment Notes (for such Bank Lender, its "Lending Office") of any amounts payable to such Bank Lender under the Indenture (other than any change with respect to (1) Taxes based on or imposed on or with respect to or measured by the capital, receipts or franchises of such Bank Lender or the overall net or gross income of such Bank Lender or such Lending Office, or (2) Taxes imposed on such Bank Lender or such Lending Office in lieu of or as a direct substitute for any Tax described in the preceding clause (1)) and as a result of any of the foregoing there shall be any material increase in the actual cost to such Bank Lender of making, funding or maintaining the loan evidenced by its Bank Equipment Notes or any material reduction in the amount receivable by such Bank Lender in respect thereof, in either case where such event does not arise from the gross negligence or willful misconduct of such Bank Lender, from its breach of any of its representations, warranties or covenants contained in any Operative Document or from its failure to comply with any such Regulatory Change (any such increase or reduction being referred to herein as an "Additional Cost"), then, upon demand made by such Bank Lender to the Owner Trustee, with a copy thereof to the Lessee, following the applicable Regulatory Change, the Owner Trustee shall pay directly to such Bank Lender from time to time, commencing within 15 days of the presentation by such Bank Lender of the certificate specified in the final sentence of the first paragraph of Section 14(a)(ii) hereof, an amount equal to the Additional Costs accruing from the date of delivery of such certificate. Notwithstanding any of the foregoing, the Owner Trustee's obligation to pay Additional Costs shall be limited to making such payments when and to the extent the Owner Trustee receives a corresponding payment of Supplemental Rent from the Lessee.

                 (ii) Notices, Mitigation and Determinations. Each Bank Lender will notify the Owner Trustee and the Lessee of any event occurring after the date of this Agreement (or, if later, after the date on which such Bank Lender purchased its Bank Equipment Notes) that will entitle such Bank Lender to compensation under Section 14(a)(i) hereof or Section 7(c) of the Participation Agreement as promptly as practicable, but, in the case of Section 14(a)(i) hereof, in any event within 30 days after the enactment date of the relevant Regulatory Change. As a condition to a Bank Lender's receiving compensation pursuant to this Section

                                   Series AB

14(a)(i) or Section 7(c) of the Participation Agreement, each such Bank Lender shall use its best efforts to avoid the need for, or to reduce the amount of, such compensation, and such Bank Lender shall take all reasonable steps to so avoid the need for, or reduce the amount of, such compensation, including, without limitation, designating a different Lending Office of such Bank Lender (other than a Lending Office that would render such Bank Lender no longer a Treaty Lender or an Exempt Lender, as the case may be), for the Bank Equipment Notes; provided that such Bank Lender shall not be obligated to take any steps that will, in its reasonable opinion, impose any material loss, cost, expense or liability upon such Bank Lender. The affected Bank Lender shall furnish to the Owner Trustee and the Lessee (A) in the case of Section 14(a)(i) hereof, an opinion of counsel describing the Regulatory Change giving rise to the need for the payment of such compensation pursuant to Section 14(a)(i) hereof and (B) an Officer's Certificate describing in reasonable detail the facts giving rise to such Bank Lender's right to the payment of such compensation pursuant to, and the basis in reasonable detail of computing such compensation under, as applicable, this Section 14(a) or Section 7(c) of the Participation Agreement, including, without limitation, a description of the steps taken by such Bank Lender to avoid or mitigate the amount of any such compensation referred to in this Section 14(a) or Section 7(c) of the Participation Agreement and certifying that such Bank Lender has complied with its obligations under this
Section 14(a) or Section 7(c) of the Participation Agreement.

                 Notwithstanding the foregoing provisions of this Section 14(a), in no event shall the Owner Trustee be required to make payments under this Section 14(a) in respect of any Regulatory Change proposed by any applicable governmental authority (including any branch of a legislature), central bank or comparable agency and pending as of the date of this Refunding Agreement or, in the case of any Bank Lender that is an Assignee pursuant to
Section 10(e) hereof, pending as of the date of the transfer. In addition, the Owner Trustee shall not be required to make payments under this Section 14(a) to any Bank Lender if such Bank Lender's claim hereunder arises through circumstances peculiar to such Bank Lender and which do not affect commercial banking institutions in the same jurisdiction generally. No Bank Lender shall seek payment with respect to Additional Costs hereunder if such Bank Lender is not also seeking payment for similar increased costs in other similarly situated transactions.

                                   Series AB

                 (b) Certain Transfers of Bank Equipment Notes. If any Bank Lender requests compensation for any amounts pursuant to Section 14(a) hereof or Section 7(c) of the Participation Agreement, the Owner Trustee shall, but only at the express direction of the Lessee (which direction the Lessee may, in its sole discretion, elect to give), require that such Bank Lender transfer its Bank Equipment Notes and all of its rights and obligations as a "Bank Lender" under its Bank Equipment Notes, this Agreement, the Participation Agreement and the Indenture to any Person or Persons (such Person or Persons being herein referred to as the "Replacement Lender(s)") identified by the Owner Trustee (as so directed by the Lessee) in a notice (the "Replacement Notice") to such Bank Lender specifying the date on which such transfer is requested to occur, the name(s) of the Replacement Lender(s) to which its interest in the Bank Equipment Notes is to be transferred and the portion thereof to be transferred to each, which notice shall be given not less than 15 Business Days prior to the date on which such transfer is to occur. Promptly after its receipt of any such notice from the Owner Trustee, unless such notice indicates that the Replacement Lender(s) do not desire an assignment of the Actual Swap, if any, or Swap Participation, if any, to which the affected Bank Lender is at such time a party, (x) if such affected Bank Lender is party to an Actual Swap, such affected Bank Lender shall ascertain whether its Swap Counterparty, if any, shall agree to an assignment of its Actual Swap by such Bank Lender to the proposed Replacement Lender(s) to the extent of their proposed respective interest in the Bank Equipment Notes and (y) if such affected Bank Lender is a party to a Swap Participation, such affected Bank Lender shall ascertain whether the Initial Bank Lender shall agree to extend the Swap Participation to the proposed Replacement Lender(s) to the extent of their proposed respective interest in the Bank Equipment Notes (the Initial Bank Lender hereby agreeing to take all commercially reasonable steps to accommodate such request). The affected Bank Lender shall promptly notify the Owner Trustee and the Lessee as to whether its Swap Counterparty shall accept such assignment to the Replacement Lender(s), or as to whether the Initial Bank Lender shall extend a Swap Participation to the Replacement Lender(s). On the date of the requested relevant transfer, (x) the affected Bank Lender shall sell, assign and transfer to the Replacement Lender(s), and the Replacement Lender(s) shall acquire and assume from the affected Bank Lender, all of the rights and obligations of the affected Bank Lender as a "Bank Lender" under the Bank Equipment Notes, this Agreement, the Participation Agreement and the Indenture (and, if the affected Bank Lender has an

                                   Series AB

Actual Swap or Swap Participation being assigned to such Replacement Lender, under such Actual Swap or Swap Participation) by executing and delivering an agreement in form and substance reasonably satisfactory to the Lessee to be bound by the terms of the Operative Documents and containing such amendments to the representations, warranties and agreements to be made by such Replacement Lender and the indemnities in favor of such Replacement Lender as the Lessee may agree (for purposes of this Section 14(b), collectively, the "Transferred Interest"), (y) the Lessee and/or the Replacement Lender(s) shall pay to the affected Bank Lender an amount equal to all principal, interest and other amounts then owing under this Agreement and the Indenture in respect of the Transferred Interest (and, unless the affected Bank Lender has an Actual Swap or Swap Participation being assigned to the Replacement Lender(s), plus an amount equal to any Swap Breakage Losses, or minus an amount equal to any Swap Breakage Gains, that would be payable by or to such Bank Lender if such Bank Lender's Bank Equipment Notes were being redeemed in full), and (z) the Lessee and/or the Replacement Lender(s) shall pay to the affected Bank Lender an amount equal to all reasonable costs or expenses incurred by such Bank Lender in connection with such transfer, whereupon the Replacement Lender(s) shall each become a "Bank Lender" for all purposes of this Agreement having, except as aforesaid, all the rights and obligations under this Agreement, the Indenture and the other Operative Documents of each "Bank Lender" holding their share of the Transferred Interest, and the obligations of the affected Bank Lender in respect of the Transferred Interest shall terminate. In the event the affected Bank Lender is a party to a Swap Participation and such Swap Participation is not being assigned to the Replacement Lender(s), the Initial Bank Lender agrees to terminate the Swap Transaction to the extent of such Swap Participation.

                 SECTION 15. PREFUNDING. (a) To enable the Original Loan Certificates to be redeemed on the Refunding Date in accordance with the terms of this Agreement and the Original Indenture, the Initial Bank Lender shall pay by no later than 2:00 P.M. on the Business Day next preceding the Refunding Date (the "Funding Date"), an amount equal to the aggregate purchase price of the Bank Equipment Notes to be issued to it on the Refunding Date, to State Street Bank and Trust Company of Connecticut, National Association's account at State Street Bank and Trust Company, Boston, Massachusetts, ABA # 011-000-028, Account # 9900-3147, Attention: Lisa Guymont, Re: American Airlines AA 1995 PTC Series AB (the "Account"), the funds so paid by the Initial

                                   Series AB

Bank Lender (the "Deposit") to be (x) held by State Street Bank and Trust Company of Connecticut, National Association ("State Street") in trust for the benefit of the Initial Bank Lender and (y) invested by State Street pursuant to
Section 15(c) hereof; provided that, if the Refunding Date is delayed for any reason and the Lessee shall have given telephonic notice to the Initial Bank Lender no later than the close of business on the fourth Business Day next preceding the originally scheduled Funding Date, the Initial Bank Lender shall not make the payment provided for in this Section 15(a) on the originally scheduled Funding Date, the Funding Date may be postponed to such later date (such date to be not later than July 31, 1995) as the Lessee shall designate in writing to the Initial Bank Lender, which later date shall be at least four Business Days following the date on which the Lessee delivers written notice designating the delayed Funding Date, and the payment by the Initial Bank Lender provided for in this Section 15(a) shall be made on such delayed Funding Date.

                 (b) The Lessee shall pay interest to the Initial Bank Lender on the amount of its Deposit for the period from and including the Funding Date to but excluding the earlier of (i) the Refunding Date or (ii) the date such Deposit is returned to the Initial Bank Lender. Such interest shall accrue on the amount of the Deposit at a rate per annum equal to 80 basis points plus the Initial Bank Lender's overnight cost of funds (or, if higher, 80 basis points plus the floating rate base then applicable to the Initial Bank Lender as floating rate payor under any then-applicable Swap), as certified by the Initial Bank Lender to the Lessee. Accrued interest on the Deposit shall be due and payable to the Initial Bank Lender on the earlier of the dates specified in clauses (i) and (ii) of the preceding sentence.

                 (c) The Deposit will be invested and reinvested in Permitted Investments (as defined below) by State Street at the sole direction, for the account and at the risk of the Lessee and any earnings on the investment of such Deposit will, on the Refunding Date or on the date such Deposit is returned to the Initial Bank Lender and following payment by the Lessee to such Initial Bank Lender pursuant to clause (b) above, be paid over to the Lessee. Any directions of the Lessee to State Street hereunder may be given via telephone or facsimile. Funds paid by the Initial Bank Lender into the Account (exclusive of any earnings that are to be paid to the Lessee pursuant to the first sentence of this paragraph) will, at the direction of such Initial

                                   Series AB

Bank Lender or its representative to State Street (i) be applied by State Street as provided in Section 1 hereof or (ii) if the refunding does not occur on any scheduled Refunding Date (or any postponed Refunding Date) and the Lessee has not given timely notice to the Initial Bank Lender of a postponed Funding Date in accordance with Section 15(a) above, be returned on (or, if instructed by the Lessee in writing, prior to) the Refunding Date (or such postponed Refunding Date) to the Initial Bank Lender. The Lessee shall reimburse the Account on demand of State Street or the Initial Bank Lender for any loss, cost or expense incurred as a result of any investment by State Street in accordance with the terms hereof.

                 (d) "Permitted Investments" means any investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by Standard & Poor's Corporation or P-2 by Moody's Investors Service, Inc., (iii) time deposits with, including certificates of deposit issued by, any bank or trust company the senior debt securities of which, or if the bank or trust company is owned by a holding company the senior debt securities of such holding company, are rated at least A- by Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. or A3 by Moody's Investors Service, Inc., (iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause (iii) above or (v) investments in money market programs of investment companies registered under the Investment Company Act of l940, as amended, provided that such money market programs invested only in instruments of the types described above in clauses (i) through (iii).

                 (e) The duties of State Street under this Section 15 are limited to those specifically set forth in this Section 15. State Street shall hold the funds in the Account in trust for the Initial Bank Lender and shall give such funds the same degree of care it gives other similar property held in such a capacity. State Street shall have no responsibility to determine the authenticity or validity of any notice, instruction, request or other document delivered to it and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and purporting to have been given by the proper party or parties. State Street's only duties and responsibilities

                                   Series AB
hereunder shall be to hold and dispose of the funds in the Account in accordance with the terms of this Agreement. Without limiting the generality of the foregoing, State Street shall have no responsibility for any loss allocable to the Account from any investment made by State Street in accordance with this Section 15. Upon making payment of the Account in the manner provided in this Agreement, State Street shall have no further liability hereunder for such paid amount so delivered.

                 SECTION 16. MISCELLANEOUS. (a) Except as otherwise provided for herein, the representations, warranties and agreements herein of the Lessee, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Owner Participant, the Original Loan Participant, the Initial Bank Lender, the Bank Lenders and the Pass Through Trustee, and the Lessee's, the Owner Trustee's, the Loan Trustee's, the Owner Participant's, the Initial Bank Lender's, the Bank Lenders' and the Pass Through Trustee's obligations under any and all thereof, shall survive the expiration or other termination of this Agreement and the other agreements referred to herein.

                 (b) Neither the Owner Participant nor the Pass Through Trustee shall have any obligation or duty to the Lessee with respect to the transactions contemplated hereby except those obligations or duties expressly set forth herein, in the Participation Agreement, or, in the case of the Owner Participant, in the Tax Indemnity Agreement, or, in the case of the Pass Through Trustee, in the Pass Through Trust Documents.

                 (c) The parties hereto agree that all Operative Documents hitherto designated "(AA 1992 AF-2)" are hereby redesignated "(AA 1995 PTC Series AB)".

                 (d) Neither the Pass Through Certificates nor any Equipment Note shall be registered on any securities exchange without the consent of the Lessee.

                 (e) This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement

                                   Series AB
of the termination, amendment, supplement, waiver or modification is sought or (in the case of such enforcement against the Bank Lenders) by the holders of a majority in principal amount of Outstanding Bank Equipment Notes; and no such termination, amendment, supplement, waiver or modification shall be effective unless a signed copy thereof shall have been delivered to the Loan Trustee.
The index preceding this Agreement and the headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the Lessee and, subject to the terms of the Participation Agreement, its successors and permitted assigns, the Original Loan Participants, the Initial Bank Lender and, subject to the terms of Sections 10(e) and 14, its permitted successors and assigns as Bank Lenders hereunder and under the Indenture, the Pass Through Trustee and its successors as Pass Through Trustee (and any additional trustee appointed) under any of the Pass Through Trust Documents, the Loan Trustee and its successors as Loan Trustee (and any additional Loan Trustee appointed) under the Indenture, the Indenture Trustee, the Owner Trustee and its successors as Owner Trustee under the Trust Agreement, and the Owner Participant and, subject to the provisions of the Participation Agreement, its successors and permitted assigns. No purchaser or holder of any Equipment Notes shall be deemed to be a successor or assign of any of the Original Loan Participants. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK.

                                   Series AB

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                           AMERICAN AIRLINES, INC.


                           By  _____________________________________
                               Name:
                               Title:

                             Address:  4333 Amon Carter Boulevard
                                       Mail Drop 5662
                                       Fort Worth, Texas 76155
                              Attention:  Vice President
                                            and Treasurer
                              Facsimile:  (817) 967-4318
                              Telephone:  (817) 963-1234


                           AT&T CREDIT HOLDINGS, INC.
                           (FORMERLY KNOWN AS AT&T
                           CREDIT CORPORATION),
                              as Owner Participant


                           By ______________________________________
                              Name:
                              Title:

                              Address:  44 Whippany Road
                                        Morristown, New Jersey 07960
                              Attention:  __________________________
                              Facsimile:  (201) 397-4365
                              Telephone:  (201) 397-3000

                                   Series AB

            WILMINGTON TRUST COMPANY,
              not in its individual capacity, except
              as otherwise provided herein, but
              solely as Owner Trustee


            By ____________________________________
               Name:
               Title:

               Address:  Rodney Square North
                         1100 N. Market Street
                         Wilmington, Delaware 19890-0001
               Attention:  Corporate Trust
                              Administration
                         (AA 1995 PTC Series AB)
               Facsimile:  (302) 651-8882
               Telephone:  (302) 651-1000


            STATE STREET BANK AND TRUST COMPANY OF
              CONNECTICUT, NATIONAL ASSOCIATION,
                not in its individual capacity,
                except as otherwise expressly
                provided herein, but solely as Loan
                Trustee


            By ______________________________________
               Name:
               Title:

               Address:  c/o State Street Bank and Trust Company
                         Two International Place--4th Floor
                         Boston, Massachusetts  02110
               Attention:  Corporate Trust Department
               Facsimile:  (617) 664-5371
               Telephone:  (617) 664-5610

                                   Series AB

                          __________________________________,
                            as Original Loan Participant


                          By _____________________________________
                             Name:
                             Title:

                             Address: ______________________
                                      ______________________
                                      ______________________
                             Attention:  ___________________
                             Facsimile:  _______________
                             Telephone:  _______________


                          THE MITSUBISHI TRUST AND BANKING CORPORATION,
                            NEW YORK BRANCH, as Initial Bank Lender


                          By _____________________________________
                             Name:
                             Title:

                             Address:  520 Madison Avenue
                                       New York, New York  10022
                             Attention:  Vice President Special Finance
                             Facsimile:  (212) 486-0970
                             Telephone:  (212) 858-7700

                                   Series AB

                       STATE STREET BANK AND TRUST COMPANY OF
                         CONNECTICUT, NATIONAL ASSOCIATION,
                           as Pass Through Trustee under the Pass
                           Through Trust Agreement and each of one or more separate Pass Through Trust
                           Agreements


                       By ____________________________________
                          Name:
                          Title:

                          Address: c/o State Street Bank and Trust Company Two International Place--4th Floor Boston, Massachusetts 02110
                          Attention:  Corporate Trust Department
                          Facsimile:  (617) 664-5371
                          Telephone:  (617) 664-5610


                       NATIONSBANK OF GEORGIA, NATIONAL ASSOCIATION
                           as Indenture Trustee


                       By ____________________________________
                          Name:
                          Title:

                          Address:  Corporate Trust Lease
                                      Administration
                                    600 Peachtree St., Suite 900
                                    Atlanta, GA  30308
                          Facsimile:  (404) 607-6362
                          Telephone:  (404) 607-4681

                                   Series AB

                                                            [Exhibit B to
                                                            Refunding Agreement]





                            [Included as Exhibit 4(b)(14)]

                                                                       EXHIBIT A


                                   GUARANTEE
                            (AA 1995 PTC Series ___)


         GUARANTEE, dated as of ________________, 1995 by State Street Bank and Trust Company, a Massachusetts corporation (the "GUARANTOR") to and for the benefit of each person listed on Schedule I hereto (collectively, together with their successors and permitted assigns, the "BENEFICIARIES" and, individually, a "BENEFICIARY").

                                  WITNESSETH:

         WHEREAS, State Street Bank and Trust Company of Connecticut, National Association, a wholly-owned subsidiary of the Guarantor (the "SUBSIDIARY") wishes to act as trustee pursuant to the agreements listed on Schedule II hereto (as amended, modified or supplemented from time to time, the "AGREEMENTS").

         WHEREAS, the Beneficiaries are willing to have the Subsidiary act in such capacity under the Agreements provided that the Guarantor executes and delivers this Guarantee;

         WHEREAS, the Guarantor has determined that the execution and delivery by it of this Guarantee is necessary in order to conduct, promote and attain the business of the Subsidiary and the Guarantor;

         NOW, THEREFORE, the Guarantor hereby agrees with and for the benefit of the Beneficiaries as follows:

         1.      GUARANTEE.

         (a) The Guarantor hereby unconditionally and irrevocably guarantees to each of the Beneficiaries the prompt and complete payment by the Subsidiary when due of, and the faithful performance of, and compliance with, all payment obligations of the Subsidiary under the Agreements and each other document referred to therein to which the Subsidiary is a party or by which the Subsidiary is bound (collectively, the "RELEVANT DOCUMENTS"), in accordance with the terms thereof and the timely performance of and compliance with all other obligations of the Subsidiary thereunder (such payment and other obligations, the "OBLIGATIONS"). In no event, however, shall the agreement contained herein be construed to constitute a guarantee of any amount due with respect to acts or events occurring after such time, if any, that the Subsidiary ceases to be a party to the Relevant Documents.

         (b) Until such time as all of the Obligations have been paid and performed in full, no payment or payments made by the Subsidiary, the Guarantor, any other guarantor or any other person or received or collected by any Beneficiary from the Subsidiary, the Guarantor, any other guarantor or any other person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder except as to the Beneficiary receiving such payment and solely by and to the extent of the net amount thereof actually received and retained by such Beneficiary, and subject in each case to the other provisions of this Guarantee (including but not limited to Paragraph 3 hereof). In no event shall any such payment or payments be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder for the payment and performance in full of all of the Obligations.

         (c) If for any reason any Obligations to be performed or observed by the Subsidiary shall not be observed or performed, or if any amount payable by the Subsidiary referred to in Section 1(a) hereof shall not be paid when due and payable, the Guarantor shall promptly perform or observe or cause to be performed or observed each such Obligation or undertaking and shall forthwith pay such amount at the place and to the person or entity entitled thereto pursuant to the Relevant Documents.

         2. Amendments etc., with respect to the Obligations: Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment or performance of any of the Obligations made by any Beneficiary may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Beneficiary and any Relevant Document and/or any collateral security document or other guarantee or document in connection therewith, may be amended, modified, supplemented or terminated, in whole or in part, as the parties thereto may deem advisable from time to time, and any right, title or interest in or to any Relevant Documents, or the Aircraft (as defined in the Agreement), or any collateral security, guarantee or right of offset at any time held by any Beneficiary for the payment or performance of the Obligations may be sold, exchanged, waived, surrendered, released, transferred or otherwise disposed of. Without limiting the foregoing, the Guarantor unconditionally waives, to the fullest extent permitted by law, (a) notices of the creation of any Obligation under the Relevant Documents or any notice of or proof of reliance by any of the Beneficiaries upon this Guarantee or acceptance of this Guarantee (the Obligations shall conclusively be deemed to have been created, contracted, incurred or renewed, extended, amended or waived in reliance upon this Guarantee and all dealings between the Subsidiary or the Guarantor and any Beneficiary shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee), (b) all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights of any of the Beneficiaries against the Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of nonpayment under any Relevant Document, and notice of default or any failure on the part of the Subsidiary to perform or comply with any Obligation, (c) any right to the enforcement, assertion or exercise by any of the Beneficiaries of any right, power, privilege or remedy conferred herein or in any Relevant Document or otherwise, (d) any requirement of promptness or diligence on the part of any of the Beneficiaries, (e) any notice of the sale, exchange, waiver, surrender, release, transfer or other disposition of any right, title or interest in or to any Relevant Document, or the Aircraft (as defined in the Agreement), or any collateral security, guarantee or right of offset at any time held by any Beneficiary for the payment or performance of the Obligations, or (f) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against the Guarantor.

         3. Guarantee Absolute and Unconditional. The Guarantor understands and agrees that this Guarantee shall be construed as a primary obligation of the Guarantor and is a present, continuing, absolute and unconditional guarantee of payment and performance (and not merely of collection) without regard to any defense, set-off or counterclaim (other than a defense of payment or performance in full) that may at any time be available to or be asserted by the Subsidiary against any Beneficiary. When pursuing its rights and remedies hereunder against the Guarantor, any Beneficiary may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Subsidiary or any other person or entity or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by any Beneficiary to pursue such other rights or remedies or to collect any payments from the Subsidiary or any such other person or entity or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Subsidiary or any such other person or entity or any such such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the right and remedies, whether express, implied or available as a matter of law, of any Beneficiary against the Guarantor. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, in whole or in part, of any of the sums due to any of the Beneficiaries pursuant to the terms of any Relevant Document is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, dissolution, liquidation, or the like, of the Subsidiary or the Guarantor, or upon or as a result of, the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Subsidiary or the Guarantor or any substantial part of their respective property, or otherwise, all as though such payment had not been made notwithstanding any termination of this Guarantee or any other Relevant Document. This Guaranttee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Beneficiaries, and their respective successors, transferees and assigns, until all of the Obligations and the obligations of the Guarantor under this Agreement shall have been satisfied by payment and performance in full.

         4. Representations and Warranties. The Guarantor hereby represents and warrants that:


                 (a) the Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                 (b) the Guarantor has all requisite power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

                 (c) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratiorium or similar laws affecting the enforcement of creditors' rights generally;

                 (d) the execution, delivery and acceptance of this Guarantee, and the performance by the Guarantor of its obligations hereunder, do not and will not violate or result in a breach of or default under (or any event that with notice or the passage of time, or both, would constitute such a violation, breach or default) the respective certificate of incorporation, by-laws or other corporate organizational documents of the Guarantor or the Subsidiary, any Relevant Document or other agreement, instrument or contractual obligation to which the Guarantor or the subsidiary is party or by which either of them or any of their respective properties are bound, or any law, statue, rule, regulation, judgment, order or decree applicable to the Guarantor or the Subsidiary;

                 (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other entity or person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

                 (f) the Guarantor is a bank with a combined capital and surplus of at least $500,000,000, as determined in accordance with generally accepted accounting principles; and

                 (g) the Guarantor owns all of the capital stock of the Subsidiary.

         5. Indemnity. The Guarantor hereby agrees to pay all reasonable costs and expenses (including, without limitation, counsel fees) of all parties to the Relevant Documents incurred in connection with this Guarantee and the transactions contemplated hereby, including without limitation the execution, delivery and performance of this

Guarantee. The Guarantor agrees that American Airlines, Inc. ("American") shall not, in connection with this Guarantee and the transactions contemplated hereby, suffer or incur any loss, cost, expense or liability that American would not have suffered or incurred had such transactions not occurred, including without limitation any obligation to indemnify any other party to the Relevant Documents for any loss, cost or expense (including, without limitation, counsel fees) arising in connection with this Guarantee and the transactions contemplated hereby. The Guarantor further agrees to indemnify and hold harmless American from and against any loss, cost, action, suit, damage, expense or other liability arising out of or in connection with this Guarantee and the transactionc contemplated hereby.

         6       Miscellaneous. None of the terms or provisions of this
Guarantee may be waived, amended or supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Beneficiaries. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Beneficiaries and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS. All notices, requests and demands to or upon the Guarantor or any Beneficiary to be effective shall be in writing or by telecopy and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, three days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, when sent, addressed to (a) in the case of the Guarantor, 225 Franklin Street, Boston, MA 02110; Telecopy No. (617) 654-4266, and (b) in the case of any Beneficiary, the address provided for such party in or pursuant to the Relevant Documents or at such other address as such person may provide to the Guarantor in writing.

         IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and the year first above written.

                                      STATE STREET BANK AND TRUST COMPANY


                                      BY:
                                        Name:
                                        Title:

                                   SCHEDULE I


American Airlines, Inc.

AT&T Credit Holdings, Inc.

Wilmington Trust Company, as Owner Trustee

Each person that shall from time to time be a holder of an Equipment Note (as defined in the Amended and Restated Trust Indenture and Security Agreement listed on Schedule II to this Guarantee)

                                  SCHEDULE II


Amended and Restated Trust Indenture and Security Agreement (AA 1995 PTC Series ___), dated as of _________________, 1995, between Wilmington Trust Company, as Owner Trustee (the "Owner Trustte") and State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee, as such Amended and Restated Trust Indenture and Security Agreement may from time to time be supplemented or amended, or the terms thereof waived or modified, to the extent permitted by, and in accordance with, the terms thereof.

Trust Indenture and Security Agreement (AA 1992 AF-[     ]), dated as of
_____________________, 1992 between the Owner Trustee and State Street Bank and Trust Company of Connecticut, National Association, as successor to NationsBank of Georgia, National Association, as Indenture Trustee.

                                                            [Exhibit C-1 to
                                                            Refunding Agreement]





                            [Included as Exhibit 4(e)(16)]

                                                                   [Exhibit D to
                                                            Refunding Agreement]


                     [Letterhead of Debevoise & Plimpton]


                                                              ____________, 1995


To Each of the Addressees Listed
in Schedule A Attached Hereto


                            American Airlines, Inc.
                            (AA 1995 PTC Series [ ])


Ladies and Gentlemen:

                 We have acted as counsel to American Airlines, Inc., a Delaware corporation (the "Lessee"), in connection with the transactions contemplated by the Refunding Agreement (AA 1995 PTC Series [ ]), dated as of _______, 1995 (the "Refunding Agreement"), among the Lessee, Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee (the "Loan Trustee"), State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, AT&T Credit Holdings, Inc. (formerly known as AT&T Credit Corporation), as Owner Participant, [ORIGINAL LOAN PARTICIPANT], as Original Loan Participant, NationsBank of Georgia, National Association, as Indenture Trustee, and The Mitsubishi Trust and Banking Corporation, New York Branch, as Initial Bank Lender. Capitalized terms used herein without definition are used as defined in the Refunding Agreement.

To Each of the Addressees              2                          June 15, 1995
Listed in Schedule A
Attached Hereto



                 In so acting, we have examined or participated in the preparation of the Refunding Agreement, the Original Participation Agreement, the Original Tax Indemnity Agreement, the Tax Indemnity Agreement Amendment, the Original Lease, the Lease Amendment, the Original Rent Schedule, the Amended and Restated Rent Schedule, the Original Trust Agreement, the Trust Agreement Amendment, the Original Indenture, the Amended and Restated Indenture, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment and the form of the Pass Through Certificates being issued today, and we have examined and relied upon the representations and warranties as to factual matters contained therein or made pursuant thereto and upon the originals, or copies certified or otherwise identified to our satisfaction, of such records, documents and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below.

                 Based on the foregoing, we are of the following opinion:

                 1. The Lessee is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as presently conducted and has, or had on the respective dates of execution thereof, the corporate power and authority to enter into its obligations under the Refunding Agreement, the Original Participation Agreement, the Participation Agreement, the Original Tax Indemnity Agreement, the Tax Indemnity Agreement Amendment, the Original Lease, the Lease Amendment, the Original Rent Schedule, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment and has the corporate power and authority to perform its obligations under the Refunding Agreement, the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment.

                 2. The execution and delivery by the Lessee of the Refunding Agreement, the Original Participation Agreement, the Original Tax Indemnity Agreement, the Tax Indemnity Agreement Amendment, the Original Lease,

To Each of the Addressees              3                          June 15, 1995
Listed in Schedule A
Attached Hereto



         the Lease Amendment, the Original Rent Schedule, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment, and the performance by the Lessee of the Refunding Agreement, the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment, have been duly authorized by all necessary corporate action on the part of the Lessee, and do not require any approval of stockholders of the Lessee or approval or consent of any trustee or holders of any indebtedness or obligations of the Lessee known to us, and neither the execution and delivery of any thereof by the Lessee nor the consummation by the Lessee of the transactions contemplated thereby nor compliance by the Lessee with any of the terms and provisions thereof contravene any law, governmental rule or regulation, judgment or order known to us to be applicable to or binding on the Lessee, or contravene or result in any breach of, or constitute any default under, or result in the creation of any Lien (other than as permitted by the Lease or the Indenture) upon any property of the Lessee under, the Certificate of Incorporation or By-Laws of the Lessee or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument known to us to which the Lessee is a party or by which the Lessee or its properties may be bound or affected.

                 3. Except as referred to in Section 9(c) of the Refunding Agreement and except for (i) action that may be required to register the issuance and sale of the Pass Through Certificates under the Securities Act of 1933, as amended (the "Securities Act"), which action has been duly accomplished upon the Lessee's Registration Statement on Form S-3 (Registration No. 33-42998), as amended by certain post-effective amendments thereto, having become effective under the Securities Act, pursuant to orders of the Securities and Exchange Commission, to the best of our knowledge no stop order suspending the effectiveness of the Registration Statement having been issued and no proceedings for that purpose having been instituted or threatened, (ii) qualification of the Pass Through Trust Agreement under the Trust Indenture Act of 1939, which

To Each of the Addressees              4                          June 15, 1995
Listed in Schedule A
Attached Hereto



         qualification has been duly obtained pursuant to an order of the Securities and Exchange Commission, (iii) filings or other actions that may be required under the securities or Blue Sky laws of the various states, and iv) the filings referred to in paragraphs 5 and 6 below, neither the execution and delivery by the Lessee of the Refunding Agreement, the Original Participation Agreement, the Original Tax Indemnity Agreement, the Tax Indemnity Agreement Amendment, the Original Lease, the Lease Amendment, the Original Rent Schedule, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment, nor the consummation by the Lessee of any of the transactions contemplated by the Refunding Agreement, the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, the Department of Transportation, the Federal Aviation Administration, the Securities and Exchange Commission or any other Federal or New York State governmental authority.

                 4. Each of the Refunding Agreement, the Original Participation Agreement, the Original Tax Indemnity Agreement, the Tax Indemnity Agreement Amendment, the Original Lease, the Lease Amendment, the Original Rent Schedule, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment has been duly executed and delivered by the Lessee, and each of the Refunding Agreement, the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment constitutes the legal, valid and binding obligation of the Lessee enforceable against the Lessee in accordance with its terms, except i) as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity and ii) in the case of the Lease, as limited by applicable laws which may affect the remedies provided in the Lease, which laws, however, do not

To Each of the Addressees              5                          June 15, 1995
Listed in Schedule A
Attached Hereto



         in our opinion make the remedies provided in the Lease inadequate for the practical realization of the rights and benefits provided thereby.

                 5. Except for (i) the registration of the Aircraft with the Federal Aviation Administration and (ii) the filing for recordation of
         (x) the Manufacturer's FAA Bill of Sale, the Manufacturer's Subsidiary's FAA Bill of Sale and the FAA Bill of Sale, y) the Original Lease (with the Lease Supplement covering the Aircraft, the Original Indenture, and the Trust Agreement and Indenture Supplement covering the Aircraft attached), and (z) the Lease Amendment, the Amended and Restated Indenture and the Instrument of Resignation, in accordance with the Federal Aviation Act, (A) with respect to such portion of the Aircraft as is covered by the recording system established by the Federal Aviation Administration pursuant to Section 44107 of Title 49 of the United States Code, and assuming that at the time of each such filing no other unrecorded documents relating to the Aircraft have been filed pursuant to such Act but have not been shown on indices of filed but unrecorded documents made available to special Oklahoma City counsel, no further filing or recording of any document is necessary or advisable under the laws of the State of New York or the Federal laws of the United States of America in order to perfect the Owner Trustee's interest in the Aircraft as against the Lessee and any third parties in any applicable jurisdiction within the United States; and B) with respect to such portion, if any, of the Aircraft as may not be covered by such recording system, no further filing or recording of any document (including any financing statement) is necessary or advisable under Article 9 of the Uniform Commercial Code as in effect in any state in order to perfect the Owner Trustee's interest therein as against the Lessee and any third parties in any such state, except for the filing of a Uniform Commercial Code financing statement in the State of Texas, which filing has been duly effected, the filing of an assignment and amendment relating to such financing statement, and the filing of continuation statements with respect thereto required to be filed at periodic intervals under the Uniform Commercial Code of the State of Texas.

To Each of the Addressees              6                          June 15, 1995
Listed in Schedule A
Attached Hereto



                 6. The Lease Amendment, the Amended and Restated Indenture and the Instrument of Resignation are in due form for recording and, subject to i) the registration of the Aircraft with the Federal Aviation Administration, and ii) the due and timely filing for recordation of (w) the Manufacturer's FAA Bill of Sale, the Manufacturer's Subsidiary's FAA Bill of Sale and the FAA Bill of Sale,
         (x) the Original Lease (with the Lease Supplement covering the Aircraft, the Original Indenture and the Trust Agreement and Indenture Supplement covering the Aircraft attached), (y) the Original Indenture (with such Trust Agreement and Indenture Supplement and the Original Trust Agreement attached) and z) the Lease Amendment, the Amended and Restated Indenture and the Instrument of Resignation, in accordance with the Federal Aviation Act, and assuming that at the time of each such filing no other unrecorded documents relating to the Aircraft have been filed pursuant to such Act but have not been shown on indices of filed but unrecorded documents made available to special Oklahoma City counsel, the Indenture, as supplemented, creates a security interest in the Owner Trustee's interest in the Aircraft, and, except for such filing or recordation, no further filing or recording of any such instrument or any other instrument is necessary or advisable to establish and perfect such security interest and the assignment for security purposes of the Lease and the Lease Supplement covering the Aircraft to the Loan Trustee in any applicable jurisdiction within the United States of America, except for the filing of Uniform Commercial Code financing statements within the States of Delaware and Texas, which filings have been duly effected, the filing of assignments and amendments to Uniform Commercial Code financing statements previously filed in the States of Delaware and Texas, and the filing of continuation statements with respect to all such financing statements required to be filed at periodic intervals under the Uniform Commercial Code of the States of Delaware and Texas.

                 7. The Owner Trustee, as Lessor under the Lease, and the Loan Trustee, as assignee of the Owner Trustee's rights under the Lease pursuant to the Indenture, would be entitled to the benefits of
         Section 1110 of the Bankruptcy Code (11 U.S.C.A. Section 1110) with respect

To Each of the Addressees              7                          June 15, 1995
Listed in Schedule A
Attached Hereto



         to the Aircraft initially delivered under the Lease and subjected to the Lease and the Indenture.

                 In rendering the foregoing opinions, we have relied upon the respective opinions, dated today and delivered to you, of (i) Crowe & Dunlevy, P.C., special Oklahoma City counsel, as to matters of Federal aviation law and
(ii) Potter, Anderson & Corroon, special counsel for the Owner Trustee, as to matters of Delaware law, and we have made no investigation of law or fact as to the matters stated in such opinions. We have made the same assumptions as set forth in such opinions (except as to the due authorization, execution and delivery by the Lessee of the Refunding Agreement, the Original Participation Agreement, the Original Lease, the Lease Amendment, the Original Rent Schedule, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment), and our opinion is subject to the same limitations as are therein set forth. With respect to the judgments or orders referred to in paragraph 2 and insofar as the foregoing opinion relates to Federal aviation laws, the Department of Transportation or the Federal Aviation Administration and as to all matters of Texas law, we have relied upon the opinion, dated today and delivered to you, of Anne H. McNamara, Esq., Senior Vice President and General Counsel of the Lessee, and in our opinion you and we are justified in relying on such opinion. We have also assumed that the Refunding Agreement and the Participation Agreement and the transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended.

                 Our opinion is limited to the laws of the State of New York, the corporate law of the State of Delaware and the Federal laws of the United States of America, except that we express no opinion with respect to the securities laws of any state, including the State of New York.

                 This opinion is being furnished by us solely for your benefit in connection with the transactions contemplated by the Refunding Agreement. This opinion may not be relied upon or used for nay other purpose.

                                               Very truly yours,

                                   SCHEDULE A


American Airlines, Inc.,
  as Lessee

AT&T Credit Holdings, Inc.
(formerly known as AT&T Credit
Corporation),
  as Owner Participant

Wilmington Trust Company,
  as Owner Trustee

State Street Bank and Trust Company
  of Connecticut, National Association,
  as Loan Trustee

State Street Bank and Trust Company
  of Connecticut, National Association,
  as Pass Through Trustee

The Mitsubishi Trust and Banking Corporation,
  New York Branch,
  as Initial Bank Lender

                                   SCHEDULE A


American Airlines, Inc.,
  as Lessee

AT&T Credit Holdings, Inc.
(formerly known as AT&T Credit
Corporation),
  as Owner Participant

Wilmington Trust Company,
  as Owner Trustee

State Street Bank and Trust Company
  of Connecticut, National Association,
  as Loan Trustee

State Street Bank and Trust Company
  of Connecticut, National Association,
  as Pass Through Trustee

Mitsubishi Trust and Banking Corporation, New York Branch, as Initial Bank Lender

                                                                   [Exhibit E to
                                                            Refunding Agreement]

                      [Letterhead of American Airlines]



                             _______________, 1995


To each of the Addressees Listed
on Schedule A Attached Hereto


                            American Airlines, Inc.
                            (AA 1995 PTC Series AB)

Ladies and Gentlemen:

                 I am Senior Vice President and General Counsel of American Airlines, Inc., a Delaware corporation (the "Lessee"), and as such I am delivering this opinion in connection with the transactions contemplated by the Refunding Agreement (AA 1995 PTC Series AB), dated as of __________, 1995 (the "Refunding Agreement"), among the Lessee, Wilmington Trust Company, as Owner Trustee (the "Owner Trustee"), State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee (the "Loan Trustee"), State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, AT&T Credit Holdings, Inc. (formerly known as AT&T Credit Corporation), as Owner Participant, ABN AMRO Bank N.V., Houston Agency, as Original Loan Participant, The Mitsubishi Trust and Banking Corporation, New York Branch, as Initial Bank Lender, and NationsBank of Georgia, National Association, as Indenture Trustee. Capitalized terms used herein without definition are used as defined in the Refunding Agreement.

                 In so acting, I have examined the Refunding Agreement, the Original Participation Agreement, the Participation Agreement, the Original Lease, the Lease Amendment, the Original Rent Schedule, the Amended and Restated Rent Schedule, the Original Trust Agreement, the Trust Agreement Amendment, the Original Indenture, the Amended and Restated Indenture, the Original Tax Indemnity Agreement, the Tax Indemnity Agreement Amendment, the Instrument of Resignation, the Pass Through Trust Documents, the Purchase Agreement Assignment and the Pass Through Certificates and have examined and relied upon the representations and warranties as to factual matters contained therein or made pursuant thereto and upon the originals, or copies certified or otherwise identified to my satisfaction, of such records, documents and other instruments as in my judgment are necessary

To Each of the Addressees
Listed on Schedule A
Attached Hereto                          -2-                    __________, 1995


or appropriate to enable me to render the opinion expressed below.

         Based on the foregoing, I am of the following opinion:

                  1. The Lessee holds an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter
         447 of Title 49 of the United States Code pursuant to which the Lessee is authorized to operate Boeing 767-323ER aircraft, the Lessee is a "citizen of the United States" as defined in Section 40102 of Title 49 of the United States Code, and the Lessee's chief executive office (as such term is defined in Article 9 of the Uniform Commercial Code in effect in the State of Texas) is located in Fort Worth, Texas.

                 2. The execution and delivery by the Lessee of the Refunding Agreement, the Original Participation Agreement, the Original Tax Indemnity Agreement, the Tax Indemnity Agreement Amendment, the Original Lease, the Original Rent Schedule, the Amended and Restated Rent Schedule, the Lease Amendment, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment, and the performance by the Lessee of the Refunding Agreement, the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment have been duly authorized by all necessary corporate action on the part of the Lessee, and do not require any approval of stockholders of the Lessee or approval or consent of, any trustees or holders of any indebtedness or obligations of the Lessee known to me; and neither the execution and delivery of any thereof by the Lessee nor the consummation or performance by the Lessee of the transactions contemplated by the Refunding Agreement, the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment nor the compliance by the Lessee with any of the terms and provisions thereof will contravene any law, governmental rule, regulation, judgment or order known to me to be applicable to, or binding on, the Lessee or for the Certificate of Incorporation or By Laws of the Lessee

To Each of the Addressees
Listed on Schedule A
Attached Hereto                      -3-                        __________, 1995


         contravene or result in any breach of, or constitute any default under, or result in the creation of any Lien (other than as permitted under the Lease or the Indenture) upon any property of the Lessee under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan, credit agreement, contract or other agreement known to me to which the Lessee is a party or by which any of its properties may be bound or affected.

                 3. Except as referred to in Section 9(c) of the Refunding Agreement and the filings referred to in paragraphs 3, 5 and 6 of the opinion, dated today and delivered to you, of Debevoise & Plimpton, neither the execution and delivery by the Lessee of the Refunding Agreement, the Lease Amendment, the Amended and Restated Rent Schedule, the Tax Indemnity Agreement Amendment, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment, nor the consummation by the Lessee of the transactions contemplated by the Refunding Agreement, the Participation Agreement, the Tax Indemnity Agreement, the Lease, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, the Department of Transportation, the Federal Aviation Administration or any governmental authority of the State of Texas.

                 4. No filing or recording of any document in the State of Texas is necessary or advisable in order to perfect the Owner Trustee's title to and interest in the Aircraft as against the Lessee and any third party in the State of Texas, except for the filing of a Uniform Commercial Code financing statement in the State of Texas which filing has been duly effected, and the filing of an assignment and amendment relating thereto in the State of Texas, which assignment and amendment [have] been positioned for filing promptly upon closing, and the filing of continuation statements with respect thereto required to be filed at periodic intervals under the Uniform Commercial Code of the State of Texas. No filing or recording of any document in the State of Texas is necessary or advisable to

To Each of the Addressees
Listed on Schedule A
Attached Hereto                        -4-                      __________, 1995


         establish and perfect the security interest in the Aircraft that the Indenture, as supplemented, by its terms purports to create and the assignment for security purposes of the Lease to the Loan Trustee in accordance with the terms of the Indenture, except for the filing of the financing statement and assignment and amendment relating thereto referred to in the first sentence of this paragraph, and continuation statements relating thereto.

                 5. There are no pending or, to the best of my knowledge, threatened actions or proceedings before any court or administrative agency or arbitrator that would materially adversely affect the ability of the Lessee to perform its obligations under the Refunding Agreement, the Participation Agreement, the Lease, the Amended and Restated Rent Schedule, the Tax Indemnity Agreement, the Instrument of Resignation, the Pass Through Trust Documents and the Purchase Agreement Assignment.


         In rendering the foregoing opinion, I have relied upon the opinion, dated today and delivered to you, of Crowe & Dunlevy, P.C., special Oklahoma City counsel. In so relying, I have made the same assumptions, and my opinion is subject to the same limitations, as are therein set forth. I have also assumed that the Refunding Agreement, the Participation Agreement and the transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974, as amended.

         I am delivering this opinion to you pursuant to the Refunding Agreement, and no persons other than you and Debevoise & Plimpton are entitled to rely on this opinion.

         With your permission, my opinion is limited to the laws of the State of Texas and the Federal laws of the United States of America, except that I express no opinion with respect to the securities laws of any jurisdiction or any other laws.

To Each of the Addressees
Listed on Schedule A
Attached Hereto                     -5-                         __________, 1995


                                        Very truly yours,



                                        Anne H. McNamara
                                        Senior Vice President
                                          and General Counsel

                                   Schedule A

AT&T Credit Holdings, Inc. (formerly AT&T Credit Corporation), as Owner Participant

Wilmington Trust Company,
  as Owner Trustee

State Street Bank and Trust Company
  of Connecticut, National Association,
  as Loan Trustee

State Street Bank and Trust Company
  of Connecticut, National Association,
  as Pass Through Trustee

The Mitsubishi Trust and Banking Corporation,
  New York Branch,
  as Initial Bank Lender

                                                                       EXHIBIT F
DRAFT

                                               _______________, 1995

To Each of the Persons
Listed on Schedule A
Attached Hereto

                 Re: American Airlines, Inc.
                     (AA ___ PTC Series ___)

Ladies and Gentlemen:

         We have acted as counsel to Wilmington Trust Company, a Delaware banking corporation (the "Trust Company"), in connection with the Trust Agreement (AA 1992 AF- __), dated as of _______, 1992 (the "Original Trust Agreement"), by and between the Trust Company and AT&T Credit Holdings, Inc. (formerly known as AT&T Credit Corporation), a Delaware corporation (the "Owner Participant"), as amended by the First Amendment to Trust Agreement (AA 1992 AF-__) (Redesignated AA 1995 PTC Series __), dated as of the date hereof by and between the Trust Company and the Owner Participant (the "Trust Agreement Amendment"; the Original Trust Agreement as amended by the Trust Agreement Amendment being herein called the "Trust Agreement"). Pursuant to the Refunding Agreement (AA 1995 PTC Series __), dated as of the date hereof (the "Refunding Agreement"), by and among American Airlines, Inc., as Lessee (the "Lessee"), NationsBank of Georgia, National Association (formerly known as C&S/Sovran Trust Company (Georgia), National Association), as Indenture Trustee (the "Indenture Trustee"), Swiss Bank Corporation, New York Branch and Westland/Utrecht Hypotheekbank, N.V., as Original Loan Participants (the "Original Loan Participant"), the Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee (the "Pass Through Trustee"), State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee (the "Loan Trustee"), The Mitsubishi Trust and Banking Corporation, New York Branch, as Initial Bank Lender, and the Trust Company, not in its

To Each of the Persons
Listed on Schedule A
Attached Hereto
_________________, 1995
Page 2


individual capacity except as specifically set forth therein, but solely as Owner Trustee (the "Owner Trustee") under the Trust Agreement, long-term financing is being provided in connection with one Boeing 767-323 aircraft bearing U.S. Registration No. ___ (the "Aircraft"). This opinion is furnished upon the request of the Owner Trustee pursuant to Sections 3(l) and 4(a) of the Refunding Agreement. Capitalized terms used herein and not otherwise defined are used as defined in or by reference in the Refunding Agreement, except that reference herein to any instrument shall mean such instrument as in effect on the date hereof after giving effect to the transactions contemplated by the Refunding Agreement.

         We have examined executed counterparts or copies otherwise identified to our satisfaction of the following documents:

                 (a)      The Original Trust Agreement;

                 (b)      The Trust Agreement Amendment;

                 (c) The Original Participation Agreement and the amendments thereto effective on the date hereof (the "Participation Agreement");

                 (d)      The Refunding Agreement;

                 (e)      The Original Lease;

                 (f)      The Lease Amendment;

                 (g) The Lease Supplement No. 1 dated the Delivery Date covering the Aircraft (the "Lease Supplement");

                 (h)      The Indenture;

                 (i) The Trust Agreement and Indenture Supplement No. 1 dated the Delivery Date covering the Aircraft (the "Trust Supplement");

                 (j)      The Purchase Agreement Assignment;

                 (k)      The Instrument of Resignation;

                 (l)      The Amended and Restated Rent Schedule; and

To Each of the Persons
Listed on Schedule A
Attached Hereto
_________________, 1995
Page 3


                 (m) The Equipment Notes being issued on the date hereof (the "Equipment Notes").

         The documents identified in paragraphs (a) through (l) above are collectively referred to herein as the "Operative Documents."

         We have also examined originals or copies of such other documents, such corporate records, certificates and other statements of governmental officials and corporate officers and other representatives of the corporations or entities referred to herein and such other instruments as we have deemed necessary or appropriate for the purposes of this opinion. Moreover, as to certain facts material to the opinions expressed herein, we have relied upon the representations and warranties contained in the instruments referred to above.

         Based upon the foregoing and upon an examination of such questions of law as we have considered necessary or appropriate, and subject to the assumptions, exceptions and qualifications set forth below, we advise you that, in our opinion:

         1. The Trust Company is a Delaware banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and has the corporate, banking and trust powers to enter into and perform its obligations under the Trust Agreement, and the Owner Trustee has the authority under the Trust Agreement to execute, deliver and perform its obligations under the Operative Documents and to issue, execute, deliver and perform its obligations under the Equipment Notes.

         2. The Trust Company is a "citizen of the United States" within the meaning of Section 40102(a)(15) of Title 49 of the United States Code.

         3. Each Operative Document has been duly authorized, executed and delivered by the Trust Company or by the Owner Trustee, as the case may be, and constitutes the legal, valid and binding obligation of the Trust Company or the Owner Trustee, as the case may be, enforceable against the Trust Company or the Owner Trustee, as the case may be, in accordance with its respective terms. The Trust Agreement constitutes a legal, valid and binding obligation of the Owner Participant enforceable against the Owner Participant in

To Each of the Persons
Listed on Schedule A
Attached Hereto
_________________, 1995
Page 4


accordance with its terms. The Equipment Notes have been duly authorized, issued, executed and delivered by the Owner Trustee, pursuant to authorization contained in the Trust Agreement, and constitute the legal, valid and binding obligations of the Owner Trustee enforceable against the Owner Trustee in accordance with their terms and the terms of the Indenture; and the Equipment Notes are entitled to the benefits and security afforded by the Indenture in accordance with its terms and the terms of the Indenture.

         4. Neither the execution and delivery by the Trust Company or the Owner Trustee, as the case may be, of the Operative Documents, nor the issuance, execution and delivery by the Owner Trustee of the Equipment Notes, nor the fulfillment of or compliance by the Trust Company or the Owner Trustee, as the case may be, with the respective provisions thereof, conflicts with, or results in a breach of the terms, conditions or provisions of, or constitutes a default under, or results in a violation of, the charter or by-laws of the Trust Company, any law of the State of Delaware or any federal law of the United States of America governing the banking or trust powers of the Trust Company or, to the best of our knowledge, any agreement, indenture, instrument, order, judgment or decree to which the Trust Company, the Owner Trustee or any of their respective properties is subject.

         5. No consent, approval or other action by or any notice to or filing with any court or administrative or governmental body is required under the laws of the State of Delaware or the federal laws of the United States of America governing the banking or trust powers of the Trust Company in connection with the authorization, execution and delivery by the Trust Company or the Owner Trustee of the Operative Documents, the authorization, issuance, execution and delivery by the Owner Trustee of the Equipment Notes, or the fulfillment of or compliance by the Trust Company or the Owner Trustee with the respective terms and provisions thereof.

         6. The Trust Agreement creates for the benefit of the Owner Participant the rights and interests in the Trust Estate which the Trust Agreement by its terms purports to create, and such interest is subject and subordinate to the security interests created by the Indenture to the extent provided in the Indenture.

To Each of the Persons
Listed on Schedule A
Attached Hereto
_________________, 1995
Page 5


         7. There are no taxes, fees or other charges ("Taxes") payable to the State of Delaware or to any political subdivision thereof in connection with the execution and delivery of the Operative Documents or the Pass Through Trust Documents. None of the transactions contemplated by the Operative Documents or the Pass Through Trust Documents nor any of the Owner Participant, the Lessee, the Owner Trustee (individually or as Owner Trustee), the Trust Estate, the trust created by the Trust Agreement, any holder of an Equipment Note, any original Loan Participants, the Loan Trustee (in its individual capacity or as trustee), the Indenture Estate (such term being used in this opinion letter as defined in the Indenture), the Indenture Trustee (in its individual capacity or as Indenture Trustee), the trust created by the Indenture, any Pass Through Trustee (in its individual capacity or as trustee), any trust created by any Pass Through Trust Document or any holder of a Pass Through Certificate (or their Affiliates, successors, officers, directors, agents, servants or assigns) will be subject to any Tax under the laws of the State of Delaware or any political subdivision thereof (other than Taxes imposed on the fees received by the Owner Trustee for acting as trustee under the Trust Agreement) which would not have been imposed if the trust created by the Trust Agreement had not been created pursuant to the laws of the State of Delaware and the Trust Company had not (a) been incorporated under the laws of,
(b) had its principal place of business in, (c) performed (individually or as Owner Trustee) its duties under the Operative Documents in, and (d) engaged in any activities unrelated to the transactions contemplated by the Operative Documents or the Pass Through Trust Documents in, the State of Delaware. There are no Taxes under the laws of the State of Delaware or any political subdivision thereof upon or with respect to (i) the construction, mortgaging, financing, refinancing, purchase, acquisition, acceptance, rejection, delivery, nondelivery, transport, location, ownership, control, insurance, registration, reregistration, deregistration, assembly, possession, repossession, operation, use, condition, maintenance, repair, sale, return, abandonment, replacement, preparation, installation, storage, redelivery, manufacture, leasing, subleasing, modification, rebuilding, importation, transfer of title, transfer of registration, exportation or other application or disposition of the Aircraft, any Engine or any Part or any interest in any thereof, (ii) payments of Rent or the receipts, income or earnings arising therefrom or received with respect to the Aircraft, any Engine or any Part or any interest therein or payable pursuant to the Lease, (iii)

To Each of the Persons
Listed on Schedule A
Attached Hereto
_________________, 1995
Page 6


any amount paid or payable pursuant to any Operative Document or any Pass Through Trust Document, (iv) the Aircraft, any Engine or any Part or any interest therein or the applicability of the Lease to the Aircraft, any Engine or any Part or any interest therein, (v) any or all of the Operative Documents, the Pass Through Trust Documents, the Equipment Notes or any interest in any or all thereof, or the offering, assumption, registration, reregistration, issuance, acquisition, modification, reissuance, refunding or refinancing of any or all thereof, and any other documents contemplated hereby or thereby and amendments and supplements hereto and thereto, (vi) any change in the Owner Trustee or the situs of the Trust Estate made pursuant to Section 9(d) of the Participation Agreement, (vii) the property, or the income or other proceeds received with respect to the property, held by the Loan Trustee under the Indenture, (viii) the payment of the principal of or interest or premium on, or other amounts payable with respect to, any or all of the Loan Certificates, the Equipment Notes or the Pass Through Certificates, whether as originally issued or pursuant to any refinancing, refunding, assumption, modification or reissuance or any other obligation evidencing any loan in replacement of the loan evidenced by any or all of the Equipment Notes or the Pass Through Certificates, or (ix) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents or the Pass Through Trust Documents, which would not have been imposed if the trust created by the Trust Agreement had not been created pursuant to the laws of the State of Delaware and the Trust Company had not (w) been incorporated under the laws of, (x) had its principal place of business in, (y) performed (individually or as Owner Trustee) its duties under the Operative Documents in, and (z) engaged in any activities unrelated to the transactions contemplated by the Operative Documents or the Pass Through Trust Documents in, the State of Delaware.

         8. The Owner Trustee has received from the Lessee such title to the Aircraft as was conveyed to it by the Lessee, subject to the rights of the Owner Trustee and the Lessee under the Lease and the security interest created pursuant to the Indenture and the Trust Supplement; and, to our knowledge, there exist no Liens affecting the interest of the Owner Trustee in the Aircraft resulting from acts of the Owner Trustee, except Liens permitted by the Participation Agreement, the Trust Agreement, the Indenture, the Trust Supplement, the

To Each of the Persons
Listed on Schedule A
Attached Hereto
_________________, 1995
Page 7


Lease, and the Lease Supplement or created by the Trust Agreement, the Indenture or the Trust Supplement.

         9. All the properties which are part of the Indenture Estate (including all right, title and interest of the Owner Trustee pledged and mortgaged by it pursuant to the Indenture) have been pledged and mortgaged with the Loan Trustee as part of the Indenture Estate, and the beneficial interest of the Owner Participant under the Trust Agreement in and to such properties is subject, to the extent provided in the Indenture, to the lien of the Indenture in favor of the holders from time to time of the Equipment Notes.

         10. To the extent that the Uniform Commercial Code of the State of Delaware (the "UCC") is applicable, except for the Loan Trustee's taking of possession of all monies, instruments and securities constituting part of the Indenture Estate, no action, including the filing or recording of any document, is necessary (i) to create in the State of Delaware the security interest in the Indenture Estate (including the grant and assignment unto the Loan Trustee of the security interest in all estate, right, title and interest of the Owner Trustee in, to and under the Lease, the Lease Supplement, the Purchase Agreement (to the extent assigned by the Purchase Agreement Assignment) and the Purchase Agreement Assignment) which the Indenture by its terms purports to create in favor of the Loan Trustee, and (ii) to perfect in the State of Delaware such security interest, except for the filing of a UCC financing statement in the State of Delaware, which filing has been duly effected, and the filing of continuation statements with respect thereto required to be filed at periodic intervals under the UCC.

         11. To the best of our knowledge, there are no proceedings pending or threatened against or affecting the Trust Company or the Owner Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, if adversely determined, individually or in the aggregate, would materially and adversely affect the right, power and authority of the Trust Company or the Owner Trustee to enter into or perform its obligations under the instruments referred to in paragraph 1 above.

         The foregoing opinions are subject to the following assumptions, exceptions and qualifications:

To Each of the Persons
Listed on Schedule A
Attached Hereto
_________________, 1995
Page 8


                 A. The foregoing opinions are limited to the laws of the State of Delaware and the federal laws of the United States of America governing the banking and trust powers of the Trust Company. In addition, we express no opinion with respect to (i) federal securities laws, including the Securities Act of 1933, as amended, and the Trust Indenture Act of 1939, as amended, (ii) the Federal Aviation Act of 1958, as amended (except with respect to the opinion set forth in paragraph 2 above concerning the citizenship of the Trust Company), (iii) the Federal Communications Act of 1934, as amended, or
(iv) state securities or blue sky laws. Insofar as the foregoing opinions relate to the validity and enforceability in Delaware of the Equipment Notes and the Operative Documents expressed to be governed by laws other than the laws of the State of Delaware, we have assumed that the Equipment Notes and such Operative Documents constitute legal, valid, binding and enforceable documents or instruments under such laws (as to which we express no opinion).

                 B. The foregoing opinions regarding the enforceability of any document or instrument are subject to (i) applicable bankruptcy, insolvency, moratorium, reorganization, receivership, fraudulent conveyance and similar laws affecting the rights and remedies of creditors generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                 C. We have assumed the due authorization, execution and delivery by each of the parties thereto, other than the Trust Company and the Owner Trustee, of the Operative Documents to which each is a party and that each of such parties has the full power, authority and legal right to execute and deliver each such document.

                 D. The opinion set forth in paragraph 2 above concerning the citizenship of the Trust Company is based upon an affidavit of the Trust Company, made by its Vice President, the facts set forth in which we have not independently verified.

                 E. We have assumed that all signatures (other than those of the Trust Company and the Owner Trustee) on documents and instruments submitted to us as originals are authentic, and that all documents and instruments submitted to

To Each of the Persons
Listed on Schedule A
Attached Hereto
_________________, 1995
Page 9


us as copies conform with the originals, which facts we have not independently verified.

         F. We do not purport to be experts in respect of, or express any opinion concerning, aviation law or other laws, rules or regulations applicable to the particular nature of the equipment owned by the Owner Trustee.

         G. We have assumed that the Participation Agreement, the Refunding Agreement and the transactions contemplated thereby are not within the prohibitions of Section 406 of the Employee Retirement Income Security Act of 1974.

         H. We have assumed the due authentication of the Equipment Notes by the Loan Trustee.

         I. No opinion is expressed as to the nature of the title to any part of the Trust Estate or the priority of any mortgage or security interest.

         J. This opinion is rendered solely for your benefit and may not be furnished or quoted to or relied upon by any other person or entity for any purpose without our prior written consent, except that the law firms of Debevoise & Plimpton and Shearman & Sterling may rely on this opinion in connection with the rendering of their opinions dated the date hereof in connection with the financing described herein.

                                                            Very truly yours,

                                   SCHEDULE A

OWNER TRUSTEE

Wilmington Trust Company


LESSEE

American Airlines, Inc.


OWNER PARTICIPANT

AT&T Credit Holdings, Inc.
(formerly known as AT&T Credit Corporation)


LOAN TRUSTEE

State Street Bank and Trust Company of Connecticut,
 National Association


PASS THROUGH TRUSTEE

State Street Bank and Trust Company of Connecticut,
 National Association


UNDERWRITER5

J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Salomon Brothers Inc

Initial Bank Lender

The Mitsubishi Trust and Banking Corporation,
 New York Branch

                                                                       EXHIBIT G

                                   June __,1995


TO THE PARTIES SET FORTH
IN SCHEDULE A HERETO

         RE:     AMERICAN AIRLINES, INC.
                 REFUNDING AGREEMENT (AA 1995 PTC SERIES AB)

Ladies and Gentlemen:

         We are acting as special counsel to State Street Bank and Trust Company of Connecticut, National Association, individually ("SSB"), and as Loan Trustee (the "LOAN TRUSTEE") under the Trust Indenture and Security Agreement (AA 1995 AF-2), dated as of July 1, 1992 between Wilmington Trust Company, as Owner Trustee (the "OWNER TRUSTEE") and the Loan Trustee, as successor to Nationsbank of Georgia, National Association, and State Street Bank and Trust Company (the "PARENT GUARANTOR") in connection with the transactions contemplated by (i) that certain Refunding Agreement (AA 1995 PTC Series AB) dated as of June 1, 1995 (the "REFUNDING AGREEMENT"), among SSB, as Loan Trustee; American Airlines, Inc., as Lessee; AT&T Credit Holdings, Inc. (formerly known as AT&T Credit Corporation), as Owner Participant; the Owner Trustee; SSB, as Pass Through Trustee; ABN AMRO BANK N.V., Houston Agency, as Original Loan Participant; The Mitsubishi Trust and Banking Corporation, New York Branch, as Initial Bank Lender; and NationsBank of Georgia, National Association, as Indenture Trustee, and (ii) the Guarantee (AA 1995 PTC Series
AB) dated as of June 1, 1995 (the "GUARANTEE") from the Parent Guarantor to the Beneficiaries named therein. This opinion is delivered to you pursuant to
Section 3(m) and Section 4(a) of the Refunding Agreement. Except as otherwise defined herein, terms used herein shall have the meanings set forth in the Refunding Agreement.

         Our representation of SSB, the Loan Trustee and the Parent Guarantor has been as special counsel for the purposes stated above. As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied entirely upon (i) the representations of the parties set forth in the Operative Documents and
(ii) certificates delivered to us by the management of SSB and the Parent Guarantor, and have assumed, without independent inquiry, the accuracy of those representations and certificates.

         We have examined the Refunding Agreement, the Indenture, the Amended and Restated Rent Schedule, the Instrument of Resignation, the Participation Agreement, and the Guarantee, Certificates of the Comptroller of the Currency and the Massachusetts Commissioner of Banks relating to SSB and the Parent Guarantor, respectively, and originals, or copies certified or otherwise identified to our satisfaction, of such other records, documents, certificates, or other instruments as we have deemed necessary or advisable for the purposes of this opinion.

         We have assumed the genuineness of all signatures (other than those on behalf of SSB, the Loan Trustee and the Parent Guarantor), the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document (other than on behalf SSB, the Loan Trustee and the Parent Guarantor).

         When an opinion set forth below is given to the best of our knowledge, or to our knowledge, or with reference to matters of which we are aware or which are known to us, or with another similar qualification, the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyer in the firm that signed this opinion, the individual lawyers in the firm who have participated directly in the specific transactions to which this opinion relates or in the preparation of this opinion and the partner of the firm responsible for SSB corporate trust matters, and without any special or additional investigation undertaken for the purposes of this opinion.

         Each opinion set forth below relating to the enforceability of any agreement or instrument against SSB, the Loan Trustee, or the Parent Guarantor, as applicable, is subject to the following general qualifications:

         (i) as to any agreement to which SSB, or the Loan Trustee, as applicable, is a party, we assume that such agreement is the legal, valid and binding obligation of each other party thereto (other than SSB and the Loan Trustee, as the case may be);

         (ii) the enforceability of any obligation of SSB, the Loan Trustee, and the Parent Guarantor may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling and other similar laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights); and

         (iii) the enforcement of any rights and availability of any specific or equitable relief may in all cases be subject to an implied duty of good faith and to general principles of equity (regardless of whether such enforceability or such relief is considered in a proceeding at law or in equity).

         Subject to the limitation set forth below, we have made such examination of law as we have deemed necessary for the purposes of this opinion. The opinions expressed in paragraphs 1 through 9 below are limited solely to the internal substantive laws of the State of Connecticut and the federal laws of the United States of America, and the opinions expressed in paragraphs 10, 12, 13, 14 and 15 below are limited solely to the internal substantive laws of The Commonwealth of Massachusetts and the federal laws of the United States of America. The opinion expressed in paragraph 11 below is limited solely to the internal substantive laws of the State of Connecticut and the internal substantive laws of The Commonwealth of Massachusetts. No opinion is expressed herein as to the application or effect of federal securities laws or as to the securities or so-called "Blue Sky" laws of any state or other jurisdiction. In addition, other than our opinion expressed in paragraph 1 below with respect to the citizenship of SSB, no opinion is expressed as to matters governed by Title 49 of the United States Code, or by any other law, statute, rule or regulation of the United States relating to the acquisition, ownership, registration, use, operation, maintenance, repair, replacement or sale of or the nature of the Aircraft, Airframe or Engines.

         With your permission, with respect to paragraphs 1 through 5 below in connection with our opinion relating to the legality, validity and binding effect of the documents there referred to, to the extent that the laws of the State of Connecticut do not govern such documents, we have assumed that the laws of the jurisdictions whose laws govern such documents are not materially different from the internal substantive laws of the State of Connecticut.

         This opinion is rendered solely for the benefit of those institutions listed on Schedule A hereto and their successors and assigns in connection with the transactions contemplated by the Refunding Agreement and may not be used or relied upon by any other person or for any other purpose.

         Based on and subject to the foregoing, we are of the opinion that:

         1. SSB is a national banking association duly organized and validly existing in good standing with the Comptroller of the Currency under the laws of the United States of America, is a "citizen of the United States" within the meaning of Section 40102(a)(15) of Title 49 of the United States Code, and has the corporate power and authority to execute and deliver, individually or as Loan Trustee, as the case may be, the Refunding Agreement, the Indenture, the Amended and Restated Rent Schedule and the Instrument of Resignation, and to authenticate the Equipment Notes, and to carry out, individually or as Loan Trustee, as the case may be, the terms of the Refunding Agreement, the Original Participation Agreement, the Original Indenture, the Original Rent Schedule, the Participation Agreement, the Indenture, the Amended and Restated Rent Schedule and the Instrument of Resignation;

         2. each of the Refunding Agreement, the Indenture, the Amended and Restated Rent Schedule and the Instrument of Resignation have been duly authorized, executed and delivered by SSB, individually or as Loan Trustee, as the case may be, and, assuming the due authorization, execution and delivery by the other parties thereto and that value has been given, each of the Refunding Agreement, the Original Participation Agreement, the Original Indenture, the Original Rent Schedule, the Participation Agreement, the Indenture, the Amended and Restated Rent Schedule and the Instrument of Resignation constitutes the legal, valid and binding obligation of SSB, individually or as Loan Trustee, as the case may be, enforceable against it in such capacities in accordance with its terms;

         3. the Equipment Notes issued on the date hereof have been duly and validly authenticated by SSB, as Loan Trustee, pursuant to the terms and provisions of, and in accordance with the requirements of, the Indenture;

         4. the execution and delivery by SSB, individually or as Loan Trustee, as the case may be, of the Refunding Agreement, the Indenture, the Amended and Restated Rent Schedule and the Instrument of Resignation, and the performance of the Refunding Agreement, the Original Participation Agreement, the Original Indenture, the Original Rent Schedule, the Participation Agreement, the Indenture, the Amended and Restated Rent Schedule and the Instrument of Resignation, and the authentication by the Loan Trustee of the Equipment Notes issued today, have been duly authorized by all necessary corporate action on the part of SSB, individually or as Loan Trustee, as the case may be, and do not and did not require any approval of the stockholders of SSB, and such execution, delivery and performance were not and are not in violation of SSB's Articles of Association or By-laws, or of any indenture, mortgage, credit agreement, license or other agreement or instrument, in each case known to us, to which SSB, individually or as Loan Trustee, as the case may be, is a party or by which it in either capacity is bound, or of any judgment or order known to us or of any federal law, rule or regulation relating to its banking or trust powers or any Connecticut law, rule or regulation applicable to SSB in either capacity;

         5. neither the execution, delivery or performance by SSB, individually or as Loan Trustee, as the case may be, of the Refunding Agreement, the Indenture, the Amended and Restated Rent Schedule and the Instrument of Resignation, nor the performance of the Refunding Agreement, the Original Participation Agreement, the Original Indenture, the Original Rent Schedule, the Participation Agreement, the Indenture, the Amended and Restated Rent Schedule and the Instrument of Resignation nor the authentication by the Loan Trustee of the Equipment Notes issued today nor the consummation of any of the transactions by SSB, individually or as Loan Trustee, as the case may be, contemplated thereby required or requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action with respect to any governmental authority or agency under any existing federal or Connecticut law governing the banking, fiduciary or trust powers of SSB;

         6. there are no taxes (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business taxes), fees or other governmental charges ("Taxes") payable under the laws of the State of Connecticut or any political subdivision thereof with respect to the authorization, execution and delivery by SSB, in its individual capacity or as Loan Trustee, as the case may be, or by the Lessee, of the Operative Documents or the Instrument of Resignation to which SSB in either capacity or the Lessee is a party or in connection with the authorization, execution, issuance, authentication or delivery of any or all of the Equipment Notes pursuant to the Indenture. Neither SSB, in its individual capacity or as Loan Trustee, as the case may be, the Owner Participant, the Owner Trustee (in its individual capacity or as Owner Trustee), the trust created by the Trust Agreement, the Trust Estate, the Indenture Trustee (in its individual capacity, or as Indenture Trustee), the Original Loan Participant, the Indenture Estate, any holder of any Equipment Note, the Lessee, the Pass Through Trustee, any trust created by any Pass Through Trust Document, any holder of any Pass Through Certificate, any person acquiring an interest in any Pass Through Certificate, the trust created by the Indenture, nor any entity created by the Indenture (nor their officers, directors, agents, servants, affiliates, successors or assigns) will be subject to any Taxes under the laws of the State of Connecticut or any political subdivision thereof (other than Taxes imposed on the fees received by SSB for acting as Loan Trustee or as Pass Through Trustee) that would not have been imposed if SSB had not had its principal place of business in, had not performed, either in its individual capacity or as Loan Trustee, as the case may be, any or all of its administrative duties under the Operative Documents or the Instrument of Resignation in, and had not engaged in any activities unrelated to the transactions contemplated by the Operative Documents or the Instrument of Resignation in, the State of Connecticut. There are no applicable Taxes under the laws of the State of Connecticut or any political subdivision thereof upon or with respect to (a) the Aircraft, the Airframe, any Engine or any Part or any interest in any thereof or the applicability of the Lease to the Aircraft, any Engine or any Part or any interest in any thereof; (b) the purchase, acceptance, rejection, delivery, nondelivery, transport, location, insurance, registration, assembly, maintenance, abandonment, storage, modification, transfer of title, acquisition, ownership, delivery, lease, sublease, financing, refinancing, mortgaging, presence, condition, replacement, substitution, pooling, assignment, alteration, exportation, repossession, control, deregistration, possession, use, operation, construction, manufacture, repair, sale, return, transfer or other application or disposition of the Aircraft, the Airframe, any Engine or any Part or any interest therein; (c) payments of Rent or the receipts, income or earnings arising therefrom or received with respect to the Aircraft, any Engine or any Part or any interest in any thereof or payable pursuant to the Lease; (d) any amount paid or payable pursuant to any Operative Document, the Instrument of Resignation or any Pass Through Trust Document (other than Taxes imposed on the fees received by SSB for acting as Loan Trustee or Pass Through Trustee); (e) any or all of the Operative Documents, the Instrument of Resignation, any or all of the Pass Through Trust Documents, the Underwriting Agreement, any or all of the Equipment Notes or the Pass Through Certificates or any interest therein or the offering, registration, reregistration, issuance, acquisition, modification, recording, filing, assumption, reissuance, redemption, refinancing or refunding thereof, or any other documents contemplated thereby and amendments, waivers, consents and supplements thereto; (f) the payment of the principal of, or interest or premium on (including Swap, Break or Make-Whole Amount, if any), or other amounts payable with respect to, any or all of the Equipment Notes, whether as originally issued or pursuant to any refinancing, refunding, redemption, assumption, modification or reissuance or any other obligation evidencing any loan in replacement of the loan evidenced by any or all the Equipment Notes;
(g) any change in the Owner Trustee made pursuant to Article IX of the Trust Agreement or the situs of the Trust Estate made pursuant to Section 9 of the Participation Agreement; (h) the property, or the income, earnings, receipts, or other proceeds received with respect to the property, held by SSB, as Loan Trustee, under the

Indenture or (i) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents, the Instrument of Resignation or the Pass Through Trust Documents, which would not have been imposed if SSB had not had its principal place of business in, and not performed, either in its individual capacity or as Loan Trustee, as the case may be, any or all of its administrative duties under the Operative Documents or the Instrument of Resignation in, and had not engaged in any activities unrelated to the transactions contemplated by the Operative Documents or the Instrument of Resignation in, the State of Connecticut;

         7. to the best of our knowledge there are no proceedings pending or threatened against or affecting SSB, either in its individual capacity or as Loan Trustee, as the case may be, in any court or before any governmental authority, agency or arbitration board or tribunal which, if adversely determined, individually or in the aggregate, would materially and adversely affect the Indenture Estate or would question the right, power and authority of SSB in either capacity to enter into or perform its obligations under the instruments referred to in paragraph 1 above;

         8. insofar as the laws of the State of Connecticut pertains thereto, the Indenture creates for the benefit of the holders of the Equipment Notes the rights and interests in the Indenture Estate which the Indenture by its terms purports to create;

         9. to the best of our knowledge, there exist no liens affecting the title of the Owner Trustee to the Trust Estate or any part thereof resulting from the acts of the Loan Trustee and not related to the interest of the Loan Trustee in the Trust Estate except liens permitted by the Operative Documents;

         10. the Parent Guarantor is a Massachusetts trust company, duly organized, validly existing and in good standing with the Commissioner of Banks of the Commonwealth of Massachusetts under the laws of the Commonwealth of Massachusetts;

         11. all of the shares of the outstanding capital stock of SSB are owned of record by the Parent Guarantor;

         12. the Parent Guarantor has full corporate power and authority and legal right to enter into and perform its obligations under the Guarantee, and the Guarantee has been duly authorized, executed and delivered by duly authorized officers of the Parent Guarantor and is the legal, valid and binding obligation of the Parent Guarantor enforceable against the Parent Guarantor in accordance with its terms;

         13. the execution and delivery of the Guarantee and compliance by the Parent Guarantor with all of the provisions thereof do not and will not (i) contravene any law or, (ii) contravene any order known to us of any court or governmental authority or agency applicable to or binding on the Parent Guarantor or (iii) contravene the provisions of its charter documents or by-laws or the provisions of any indenture, mortgage, contract or other agreement, in each case known to us, to which it is a party or by which it or its properties may be bound or affected;

         14. neither the execution nor the delivery of the Guarantee by the Parent Guarantor nor the performance by the Parent Guarantor of the Guarantee requires the consent, approval or authorization of, the giving of notice to, the recording or filing, registration or qualification with, or the taking of any other action in respect of any Massachusetts governmental authority on the part of the Parent Guarantor;

         15. there are no taxes (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business taxes), fees or other governmental charges ("Taxes") payable under the laws of the Commonwealth of Massachusetts or any political subdivision thereof with respect to the authorization, execution and delivery by SSB, in its individual capacity or as Loan Trustee, as the case may be, or by the Lessee, of the Operative Documents or the Instrument of Resignation to which SSB in either capacity or the Lessee is a party or in connection with the authorization, execution, issuance, authentication or delivery of any or all of the Equipment Notes pursuant to the Indenture. Neither SSB, in its individual capacity or as Loan Trustee, as the case may be, the Owner Participant, the Owner Trustee (in its individual capacity or as Owner Trustee), the trusts created by the Trust Agreement, the Trust Estate, the Indenture Trustee (in its individual capacity, or as Indenture Trustee), the Original Loan Participants, the Indenture Estate, any holder of any Equipment Note, the Lessee, the Pass Through Trustee, any trust created by any Pass Through Trust Document, any holder of any Pass Through Certificate, any person acquiring an interest in any Pass Through Certificate, the trust created by the Indenture, nor any entity created by the Indenture (nor their officers, directors, agents, servants, affiliates, successors or assigns) will be subject to any Taxes under the laws of the Commonwealth of Massachusetts or any political subdivision thereof (other than Taxes imposed on the fees received by SSB for acting as Loan Trustee or as Pass Through Trustee) that would not have been imposed if SSB had not performed, either in its individual capacity or as Loan Trustee, as the case may be, any or all of its administrative duties under the Operative Documents or the Instrument of Resignation in, and had not engaged in any activities unrelated to the transactions contemplated by the Operative Documents or the Instrument of Resignation in, the Commonwealth of Massachusetts. There are no applicable Taxes under the laws of the Commonwealth of Massachusetts or any political subdivision thereof upon or with respect to (a) the Aircraft, the Airframe, any Engine or any Part or any interest in any thereof or the applicability of the Lease to the Aircraft, any Engine or any Part or any interest in any thereof;
(b) the purchase, acceptance, rejection, delivery, nondelivery, transport, location, insurance, registration, assembly, maintenance, abandonment, storage, modification, transfer of title, acquisition, ownership, delivery, lease, sublease, financing, refinancing, mortgaging, presence, condition, replacement, substitution, pooling, assignment, alteration, exportation, repossession, control, deregistration, possession, use, operation, construction, manufacture, repair, sale, return, transfer or other application or disposition of the Aircraft, the Airframe, any Engine or any Part or any interest therein; (c) payments of Rent or the receipts, income or earnings arising therefrom or received with respect to the Aircraft, any Engine or any Part or any interest in any thereof or payable pursuant to the Lease; (d) any amount paid or payable pursuant to any Operative Document, the Instrument of Resignation or any Pass Through Trust Document (other than Taxes imposed on the fees received by SSB for acting as Loan Trustee or Pass Through Trustee); (e) any or all of the Operative Documents, the Instrument of Resignation, any or all of the Pass Through Trust Documents, the Underwriting Agreement, any or all of the Equipment Notes or the Pass Through Certificates or any interest therein or the offering, registration, reregistration, issuance, acquisition, modification, recording, filing, assumption, reissuance, redemption, refinancing or refunding thereof, or any other documents contemplated thereby and amendments, waivers, consents and supplements thereto; (f) the payment of the principal of, or interest or premium on (including Swap, Break or Make-Whole Amount, if any), or other amounts payable with respect to, any or all of the Equipment Notes, whether as originally issued or pursuant to any refinancing, refunding, redemption, assumption, modification or reissuance or any other obligation evidencing any loan in replacement of the loan evidenced by any or all the Equipment Notes; (g) any change in the Owner Trustee made pursuant to Article IX of the Trust Agreement or the situs of the Trust Estate made pursuant to
Section 9 of the Participation Agreement; (h) the property, or the income, earnings, receipts, or other proceeds received with respect to the property, held by SSB, as Loan Trustee, under the Indenture or (i) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents, the Instrument of

Resignation or the Pass Through Trust Documents, which would not have been imposed if SSB had not performed, either in its individual capacity or as Loan Trustee, as the case may be, any or all of its administrative duties under the Operative Documents or the Instrument of Resignation in, and had not engaged in any activities unrelated to the transactions contemplated by the Operative Documents or the Instrument of Resignation in, the Commonwealth of Massachusetts.

         This opinion is rendered to you at the request of SSB, as Loan Trustee, and the Parent Guarantor, pursuant to the Refunding Agreement and SSB, as Loan Trustee and the Parent Guarantor have consented to the opinions expressed herein. We have discussed with SSB, as Loan Trustee, and the Parent Guarantor the consequences of their request for and consent to the rendering of the opinions expressed herein. This opinion is solely for your benefit in connection with the above transactions and to that extent we agree and understand that you may rely upon the opinions expressed herein.

                                                           Very truly yours,


                                                           BINGHAM, DANA & GOULD

                                   SCHEDULE A

American Airlines, Inc., as Lessee

State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

AT&T Credit Holdings, Inc. (formerly known as AT&T Credit Corporation), as Owner Participant

Wilmington Trust Company, as Owner Trustee

The Mitsubishi Trust and Banking Corporation, New York Branch, as Initial Bank Lender

ABN AMRO BANK N.V., Houston Agency, as Original Loan Participant

                                                                       EXHIBIT H

                                                                    DRAFT 6/1/95


                        [Letterhead of Sidley & Austin]


                                                             _____________, 1995


To Each of the Addressees
Listed on Schedule A Attached Hereto

                 Re:      American Airlines, Inc.
                          (AB 1995 PTC Series)

Ladies and Gentlemen:

                 We have acted as special counsel to AT&T Credit Holdings, Inc., a Delaware corporation (the "Owner Participant"), in connection with the transactions contemplated by the Refunding Agreement dated as of _____________, 1995 (the "Refunding Agreement"), among American Airlines, Inc., as Lessee, Wilmington Trust Company, as Owner Trustee, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, NationsBank of Georgia, National Association, as Indenture Trustee, ABN AMRO Bank N.V., Houston Agency, as Original Loan Participant, State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee, The Mitsubishi Trust and Banking Corporation, New York Branch, as Initial Bank Lender, and the Owner Participant. This opinion is given pursuant to Sections 3(n) and 4(a) of the Refunding Agreement. Unless otherwise defined herein, all capitalized terms used herein shall have the meaning ascribed to them in the Refunding Agreement.

                 In that connection, we have examined executed counterparts of the Refunding Agreement, the Original Participation Agreement, the Participation Agreement, the Original Trust Agreement, the Trust Agreement Amendment, the Original Rent Schedule, the Amended and Restated Rent Schedule, the Original Tax Indemnity Agreement and the Tax Indemnity Agreement Amendment (collectively, the "Agreements"). We have further examined and relied upon the accuracy of original, certified, conformed, photographic or telecopied copies of such records, agreements, certificates and other documents as we have deemed necessary or appropriate to enable us to render the opinions expressed herein. In all such examinations, we have assumed the genuineness of signatures on original documents and the conformity to such original documents of all copies submitted to us as certified, conformed, photographic or telecopied copies, and, as to certificates and telegraphic and telephonic

To Each of the Addresses
Listed on Schedule A Attached Hereto
________________, 1995
Page 2

confirmations given by public officials, we have assumed the same to have been properly given and to be accurate.

                 In rendering the opinions set forth below, we have assumed the due authorization, execution and delivery of the Agreements by each party other than the Owner Participant.

                 Based upon the foregoing, we are of the opinion that:

                 1. The Participation Agreement, the Trust Agreement, the Refunding Agreement, the Amended and Restated Rent Schedule and the Tax Indemnity Agreement constitute valid and binding obligations of the Owner Participant, enforceable against the Owner Participant in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                 2. Neither the execution and delivery of the Participation Agreement, the Trust Agreement, the Refunding Agreement, the Amended and Restated Rent Schedule or the Tax Indemnity Agreement by the Owner Participant nor the consummation by the Owner Participant of any of the transactions therein contemplated, or the fulfillment of, or compliance with, the terms and provisions of any thereof, (A) requires the consent or approval of, the giving of notice to, the registration with, or taking of any other action with respect to, any governmental authority or agency of the State of New York or the federal government of the United States of America or (B) contravenes any law, governmental rule or regulation of the State of New York or the federal government of the United States of America.

                 In rendering the foregoing opinions, we have, with your consent, relied upon the opinion of even date herewith of Louis B. Fontana, Esq., [Assistant Secretary] of the Owner Participant, as to the matters set forth therein.

                 The foregoing opinions are subject, however, to the qualification that we express no opinion as to (i) matters relating to the title to or sufficiency or description of any property or collateral described in the Participation Agreement or the Trust Agreement or the perfection or relative priority of any lien or security interest created with respect to such property or collateral thereunder or (ii) the enforceability of any indemnification provisions of the Agreements insofar as they

To Each of the Addresses
Listed on Schedule A Attached Hereto
________________, 1995
Page 3

might require indemnification of an indemnified party as to any loss, cost or expense arising out of any violation by any party of statutory duties, general principles of equity or public policy. In addition, we express no opinion as to matters governed by (i) any tax laws, (ii) the Federal Aviation Act of 1958, as amended, or any other laws, statutes, rules or regulations of the United States of America relating to the acquisition, ownership, registration, leasing, use or sale of the Aircraft, the Airframe or the Engines, (iii) any securities laws or (iv) the Employee Retirement Income Security Act of 1974.

                 We are licensed to practice law in the State of New York, and we express no opinions herein as to the laws of any state or jurisdiction other than the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware.

                 This opinion is furnished by us at your request, and we agree that you may rely on the opinions expressed herein. No other person or entity shall be entitled to rely on the opinions expressed herein without our express written consent.


                                               Very truly yours,

                                   Schedule A

AT&T Credit Holdings, Inc. (formerly known as AT&T Credit
 Corporation), as Owner Participant

American Airlines, Inc., as Lessee

Wilmington Trust Company, as Owner Trustee

State Street Bank and Trust Company of Connecticut, National
 Association, as Loan Trustee and Pass Through Trustee

The Mitsubishi Trust and Banking Corporation,
 New York Branch, as Initial Bank Lender

                                                                       EXHIBIT I
                                                                  Draft - 6/1/95

                              [Letterhead of AT&T]

_______________, 1995


To the Addresses Listed on
Exhibit A Attached Hereto

                 Re:      American Airlines, Inc. (AB 1995 PTC Series)

Gentlemen:

                 I am ______________________________ of AT&T Credit Holdings,
Inc., a Delaware corporation (the "Owner Participant"), and have acted as counsel to the Owner Participant in connection with the transactions contemplated by that certain Refunding Agreement dated as of ______________, 1995 (the "Refunding Agreement") by and among American Airlines, Inc., as Lessee, Wilmington Trust Company, as Owner Trustee, NationsBank of Georgia, National Association, as Indenture Trustee, State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee, ABN AMRO Bank N.V., Houston Agency, as Original Loan Participant, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, the Mitsubishi Trust and Banking Corporation, New York Branch, as Initial Bank Lender, and the Owner Participant.

                 Except as otherwise noted herein, all capitalized terms used herein shall have the respective defined meanings set forth in the Refunding Agreement.

                 In connection with my opinion herein, I have examined executed counterparts of the Refunding Agreement, the Original Participation Agreement, the Participation Agreement, the Original Trust Agreement, the Trust Agreement Amendment, the Original Tax Indemnity Agreement, the Tax Indemnity Agreement Amendment, the Original Rent Schedule and the Amended and Restated Rent Schedule (collectively, the "Agreements"). I have relied upon the representations and warranties contained in each such document and upon originals or copies, certified or otherwise identified to my satisfaction, of such other documents as I have deemed relevant to the rendering of this opinion. As to all matters of fact covered by such documents, I have relied, without independent investigation or verification, on such documents. In such examination I have assumed the genuineness of all signatures (other than that of the Owner Participant) and the authenticity of all documents submitted to me as originals and the conformity with the originals of all documents submitted to me as copies.

To the Addressees Listed on
Exhibit A Attached Hereto
______________, 1995
Page 2



                 In rendering the opinions set forth below, I have assumed the due authorization, execution and delivery of the Agreements by each of the parties thereto other than the Owner Participant. In rendering the opinions set forth below I have also assumed (i) the registration of the Aircraft with the FAA in the name of the Owner Trustee effected on __________, 1992 is in full force and effect, (ii) the due filing and recordation under the Federal Aviation Act of 1958, as amended, of the Trust Indenture, as amended by the Amended and Restated Trust Indenture and Security Agreement, and other documents described in the opinion of Crowe & Dunlevy of even date herewith addressed to you, (iii) the absence at the time of such recording of any Liens in or upon such Aircraft, except for Liens created pursuant to the Operative Documents, and (iv) the filing of the Uniform Commercial Code financing statements and amendments thereto in the appropriate jurisdictions.

                 Based upon and subject to the foregoing, it is my opinion that:

                 1. The Owner Participant is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to execute, deliver and perform its obligations under the Agreements.

                 2. The Agreements have been duly authorized, executed and delivered by the Owner Participant.

                 3. Neither the execution of and delivery by the Owner Participant of the Agreements nor the consummation by the Owner Participant of any of the transactions contemplated thereby, nor the fulfillment of or compliance with the terms and provisions of any of the Agreements that are required to be fulfilled or complied with by the Owner Participant (a) requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action with respect to, any governmental authority or agency of the Federal government of the United States; or (b) violates any law, governmental rule or regulation of the Federal Government of the United States or any governmental authority or agency thereof; or (c) results in the breach of any of the terms, conditions or provisions of the Certificate of Incorporation or By-Laws of the Owner Participant; or (d) to the best of my knowledge without independent inquiry, is in violation of any judgment or order applicable to the Owner Participant or any material provision of any indenture, mortgage, contract or other agreement to which the Owner Participant is a party or by which the Owner Participant is bound.

To the Addressees Listed on
Exhibit A Attached Hereto
______________, 1995
Page 3



                 4. There are no actions, suits or proceedings pending or, to the best of my knowledge without independent investigation, threatened against or affecting the Owner Participant in any court or before any administrative agency or arbitrator, which, if adversely determined, would materially and adversely affect the ability of the Owner Participant to perform its obligations under the Agreements.

                 I am a member of the Bar of the State of Illinois, and I do not express herein any opinion as to any matters governed by any law other than the corporate laws of the State of Delaware and the Federal law of the United States. No opinion is expressed herein as to matters governed by (i) any Federal or state securities laws, (ii) any Federal or state tax laws, or (iii) the Federal Aviation Act of 1958, as amended, or by any other laws, statutes, rules or regulations relating to the acquisition, ownership, registration, leasing, use or sale of the Aircraft, the Airframe or the Engines.

                 This opinion is furnished by me at the request of the Owner Participant for your sole benefit, and I agree that you may rely on the opinions expressed herein. No other person or entity shall be entitled to rely on this opinion without my express written consent. This opinion shall not be published or reproduced in any manner or distributed or circulated to any person or entity without my express written consent. This opinion is limited to the matters stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated herein.

                                        Very truly yours,



                                        Louis B. Fontana, Jr.

                                   Exhibit A


American Airlines, Inc., as Lessee

Wilmington Trust Company, as Owner Trustee

State Street Bank and Trust Company of Connecticut,
 National Association, as Loan Trustee and Pass Through Trustee

Sidley & Austin

The Mitsubishi Trust and Banking Corporation,
 New York Branch, as Initial Bank Lender

                                                                       EXHIBIT J
                          [CROWE & DUNLEVY LETTERHEAD]


                                     , 1995



To each of the Addressees Listed
in Schedule A Attached Hereto

         American Airlines, Inc. (AA 1995 PTC Series ____)

Ladies and Gentlemen:

                 Pursuant to Section 3(o) of the Refunding Agreement dated as of this date (the "Refunding Agreement") among American Airlines, Inc. as Lessee (the "Lessee"), AT&T Credit Holdings, Inc., (formerly known as AT&T Credit Corporation), as Owner Participant (the "Owner Participant"), Wilmington Trust Company as Owner Trustee (the "Owner Trustee"), State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, __________________ ________________________ as Loan Participant (the "Loan
Participant"), NationsBank of Georgia, National Association, as Indenture Trustee (the "Indenture Trustee"), The Mitsubishi Trust and Banking Corporation, New York Branch, as Initial Bank Lender and State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee (the "Loan Trustee"), this opinion is rendered with respect to matters arising under that portion of Title 49 of the United States Code (the "Code"), relating to the recordation of the instruments hereinafter described and the registration of the __________________ ______________________ aircraft with manufacturer's serial number _________________ and United States nationality and registration marks _____________ (the "Aircraft") pursuant to the Code. This letter confirms that we filed the following described instruments with the Federal Aviation Administration (the "FAA") today in accordance with the provisions of the Code, at the respective times noted below:

                 (a) First Amendment to Trust Agreement (AA 1992 AF-___) (Redesignated AA 1995 PTC Series ___) dated as of this date (the "Trust Agreement Amendment") between the Owner Trustee and the Owner Participant, which amended the Trust Agreement (AA 1992 AF-___) dated as
                          of __________, 1992, was filed at   :     .M., C.D.T.;

                 (b) Instrument of Resignation, Appointment and Acceptance dated as of this date (the "Instrument of Resignation") among the Lessee, the Owner Trustee, the Loan Trustee as assignee, the Indenture Trustee as assignor and the Loan Participant, which assigned the Trust Indenture and Security Agreement (AA 1992 AF-__) dated as of __________, 1992, between the Owner Trustee and the Indenture Trustee, as supplemented by Trust Agreement and Indenture Supplement No. 1 (AA 1992 AF-__) dated _______________, 1992 (the "Original Indenture") and the Indenture Trustee's interest in the Lease Agreement (AA 1992 AF-___) dated as of _______________, 1992, as supplemented by Lease Supplement No. 1 dated _______, 1992 (the "Lease") covering the Aircraft and the two
                          ________________ model _____________ aircraft engines
                          with manufacturer's serial numbers ________ and
                          ________ (the "Engines"), was filed at   :    .M.,
                          C.D.T.;

                 (c) Amended and Restated Trust Indenture and Security Agreement (AA 1995 PTC Series ___) dated as of this date (the "Indenture") between the Owner Trustee and the Loan Trustee, which amended and restated the Original Indenture covering the Aircraft and the
                          Engines, was filed at   :    .M., C.D.T.; and

                 (d) First Amendment to Lease Agreement (AA 1992 AF-___) (Redesignated AA 1995 PTC Series ___) dated as of this date (the "Lease Amendment") between the Owner Trustee as lessor and the Lessee, which amended the Lease covering the Aircraft and the Engines, was
                          filed at   :    .M.,  C.D.T.

                 Based upon our examination of the above described instruments and of such records of the FAA as we deemed necessary to render this opinion and as were made available to us by the FAA, it is our opinion that:

                 (a) the Trust Agreement Amendment was duly filed with the FAA pursuant to and in accordance with the provisions of Sections 44102 and 44103 of the Code;

                 (b) the Instrument of Resignation, the Indenture and the Lease Amendment are in due form for recordation by and have been duly filed for recordation with the FAA pursuant to and in accordance with the provisions of
                          Section 44107 of the Code;

                 (c) the AC Form 8050 2 Aircraft Bill of Sale conveying title to the Aircraft to the Owner Trustee was duly recorded by the FAA on __________, pursuant to and in accordance with the provisions of Section 44107 of the Code and has been assigned FAA Conveyance No. ______________, the Lease (to which was attached the Original Indenture) was duly recorded by the FAA on the same date pursuant to and in accordance with the provisions of Section 44107 of the Code and has been assigned FAA Conveyance No. _______ and the Original Indenture was duly recorded by the FAA on the same date pursuant to and in accordance with the provisions of Section 44107 of the Code and has been assigned FAA Conveyance No. ______ ;

                 (d) the Aircraft is duly registered in the name of the Owner Trustee pursuant to and in accordance with the provisions of Sections 44102 and 44103 of the Code;

                 (e) the Owner Trustee is the owner of legal title to the Aircraft, and the Aircraft and the Engines are free and clear of all Liens (as such term is defined in the Lease), except those created by the Original Indenture, as assigned by the Instrument of Resignation and amended and restated by the Indenture, and the Lease, as assigned by the Instrument of Resignation and amended by the Lease Amendment;

                 (f) the rights of the Owner Trustee and the Lessee under the Lease, as assigned by the Instrument of Resignation and amended by the Lease Amendment, with respect to the Aircraft and the Engines are perfected;

                 (g) the Original Indenture, as assigned by the Instrument of Resignation and amended and restated by the Indenture, constitutes a duly and validly perfected first priority mortgage of the Aircraft and the Engines and a duly perfected collateral assignment of all of the right, title and interest of the Owner Trustee in, to and under the Lease, as assigned by the Instrument of Resignation and amended by the Lease Amendment (insofar as such collateral assignment affects an interest covered by the recording system established by the FAA pursuant to
                          Section 44107 of the Code), subject only to the Lease, as assigned by the Instrument of Resignation and amended by the Lease Amendment;

                 (h) none of the Original Indenture, the Lease, the Instrument of Resignation, the Indenture or the Lease Amendment is required to be filed or recorded in any other place within the United States in order to perfect the mortgage of the Aircraft and the Engines or the collateral assignment to the Loan Trustee of the Lease, as assigned by the Instrument of Resignation and amended by the Lease Amendment (insofar as such collateral assignment affects an interest covered by the recording system established by the FAA pursuant to Section 44107 of the Code), under the applicable laws of any jurisdiction within the United States;

                 (i) no other registration of the Aircraft and no filings other than the filings with the FAA which have been effected as described above are necessary to perfect in any jurisdiction within the United States the Owner Trustee's title to and interest in the Aircraft, the rights of the parties under the Lease, as assigned by the Instrument of Resignation and amended by the Lease Amendment, or the Loan Trustee's security interest created by the Original Indenture, as assigned by the Instrument of Resignation and amended and restated by the Indenture, in and to the Aircraft and the Engines and the collateral assignment of all of the Owner Trustee's right, title and interest in, to and under the Lease, as amended by the Lease Amendment (insofar as such assignment affects an interest covered by the recording system established by the FAA pursuant to Section 44107 of the Code); and

                 (j) no authorization, approval, consent, license or order of, or registration or filing with, or the giving of notice to, the FAA Aircraft Registry is required for the valid authorization, delivery or performance of the Original Indenture, the Instrument of Resignation, the Indenture, the Lease and the Lease Amendment, except for such filings as have been effected.

                 No opinion is herein expressed as to: (i) laws other than the federal laws of the United States; (ii) the validity or enforceability under local law of the Original Indenture, as assigned by the Instrument of Resignation and amended and restated by the Indenture; and (iii) the recognition of the perfection of the mortgage and collateral assignment created by the Original Indenture, as assigned by the Instrument of Resignation and amended and restated by the Indenture, as against third parties in any legal proceedings outside the United States. Since our examination was limited to records maintained by the FAA Aircraft Registry, our opinion does not cover liens which are perfected without the filing of notice thereof with the FAA, such as federal tax liens, liens arising under Section 1368(a) of Title 29 of the United States Code and possessory artisans' liens, and was subject to the accuracy of FAA personnel in the filing, indexing and recording of instruments filed with the FAA and in the search for encumbrance cross-reference index cards for the Engines.

                 In rendering this opinion, we have relied upon the opinion of the Assistant Chief Counsel for the Aeronautical Center dated _______________ , 1992 (a copy of which is attached hereto) and upon the past practice of the FAA which is consistent with said opinion. Said opinion is satisfactory as to form and scope and the addressees and their counsel or special counsel are justified in relying thereon.

                 Although this opinion is not addressed to the General Counsel for the Lessee, special counsel for the Lessee, special counsel for the Owner Trustee or special counsel for the Owner Participant, they may rely upon it as though addressed to them.


                                          Very truly yours,


                                          ROBIN D. JENSON
                                          For the Firm


RDJ:prt

                                   SCHEDULE A

Lessee

American Airlines, Inc.

Owner Participant

AT&T Credit Holdings, Inc.
 (formerly known as AT&T Credit Corporation)

Owner Trustee

Wilmington Trust Company

Loan Trustee and Pass Through Trustee

State Street Bank and Trust Company of
  Connecticut, National Association

Loan Participant

[To be inserted]

Rating Agent

Moody's Investors Service Inc.
Standard & Poor's Ratings Group

Initial Bank Lender

The Mitsubishi Trust and Banking Corporation,
 New York Branch

                                                                       EXHIBIT K
                                 June __, 1995


TO THE PARTIES SET FORTH
IN SCHEDULE A HERETO

         RE:     AMERICAN AIRLINES, INC.
                 REFUNDING AGREEMENT (AA 1995 PTC SERIES AB)

Ladies and Gentlemen:

         We are acting special as counsel to State Street Bank and Trust Company of Connecticut, National Association, individually ("SSB"), and as Pass Through Trustee (the "PASS THROUGH TRUSTEE") under the Pass Through Trust Agreement, Amended and Restated as of February 1, 1992, between American Airlines, Inc. and the Pass Through Trustee, and State Street Bank and Trust Company (the "PARENT GUARANTOR") in connection with the transactions contemplated by (i) that certain Refunding Agreement (AA 1995 PTC Series AB) dated as of June _, 1995 (the "REFUNDING AGREEMENT"), among SSB, as Pass Through Trustee; American Airlines, Inc., as Lessee; AT&T Credit Holdings, Inc. (formerly known as AT&T Credit Corporation), as Owner Participant; Wilmington Trust Company, as Owner Trustee; SSB, as Loan Trustee; ABN AMRO BANK N.V., Houston Agency, as Original Loan Participant; The Mitsubishi Trust Banking Corporation, New York Branch, as Initial Bank Lender; and NationsBank of Georgia, National Association, as Indenture Trustee, and (ii) the Guarantee (Pass Through Trustee) dated as of June __, 1995 (the "GUARANTEE") from the Parent Guarantor to the Beneficiaries named therein. This opinion is delivered to you pursuant to Section 4(b)(ii) of the Refunding Agreement. Except as otherwise defined herein, terms used herein shall have the meanings set forth in the Refunding Agreement or in the Pass Through Trust Supplements or the Lease (as such terms are defined in the Refunding Agreement).

         Our representation of SSB, the Pass Through Trustee and the Parent Guarantor has been as special counsel for the purposes stated above. As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied entirely upon (i) the representations of the parties set forth in the Operative Documents and (ii) certificates delivered to us by the management of SSB and the Parent Guarantor, and have assumed, without independent inquiry, the accuracy of those representations and certificates.

         We have examined the Refunding Agreement, the Participation Agreement, the Guarantee, the Pass Through Certificates and the Pass Through Trust Documents, Certificates of the Comptroller of the Currency and the Massachusetts Commissioner of Banks relating to SSB and the Parent Guarantor, respectively, and originals, or copies certified or otherwise identified to our satisfaction, of other such records, documents, certificates, or other instruments as we have deemed necessary or advisable for the purposes of this opinion.

         We have assumed the genuineness of all signatures (other than those on behalf of SSB, the Pass Through Trustee and the Parent Guarantor), the conformity to the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document (other than on behalf of SSB, the Pass Through Trustee and the Parent Guarantor).

         When an opinion set forth below is given to the best of our knowledge, or to our knowledge, or with reference to matters of which we are aware or which are known to us, or with another similar qualification, the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyer in the firm that signed this opinion, the individual lawyers in the firm who have participated directly in the specific transactions to which this opinion relates or in the preparation of this opinion and the partner of the firm responsible for SSB corporate trust matters, and without any special or additional investigation undertaken for the purposes of this opinion.

         Each opinion set forth below relating to the enforceability of any agreement or instrument against SSB, the Pass Through Trustee, or the Parent Guarantor, as applicable, is subject to the following general qualifications:

         (i) as to any agreement to which SSB, or the Pass Through Trustee, as applicable, is a party, we assume that such agreement is the legal, valid and binding obligation of each other party (other than SSB and the Pass Through Trustee, as the case may be) thereto;

         (ii) the enforceability of any obligation of SSB, the Pass Through Trustee, and the Parent Guarantor may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshalling and other similar laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights); and

         (iii) the enforcement of any rights and the availability of any specific or equitable relief of any kind may in all cases be subject to an implied duty of good faith and to general principles of equity (regardless of whether such enforceability or relief is considered in a proceeding at law or in equity).

         Subject to the limitation set forth below, we have made such examination of law as we have deemed necessary for the purposes of this opinion. The opinions expressed in paragraphs 1 through 7 below are limited solely to the internal substantive laws of the State of Connecticut and the federal laws of the United States of America, and the opinions expressed in paragraphs 8, 10, 11, 12 and 13 below are limited solely to the laws of The Commonwealth of Massachusetts and the federal laws of the United States of America. The opinion expressed in paragraph 9 below is limited solely to the internal substantive laws of the State of Connecticut and the internal substantive laws of The Commonwealth of Massachusetts. No opinion is expressed herein as to the application or effect of federal securities laws or as to the securities or so-called "Blue Sky" laws of any state or other jurisdiction. In addition, other than our opinion expressed in paragraph 1 below with respect to the citizenship of SSB, no opinion is expressed as to matters governed by Title 49 of the United States Code, or by any other law, statute, rule or regulation of the United States relating to the acquisition, ownership, registration, use, operation, maintenance, repair, replacement or sale of or the nature of the Aircraft, Airframe or Engines.

         With your permission, with respect to paragraphs 1 through 5 below in connection with our opinion relating to the legality, validity and binding effect of the documents there referred to, to the extent that the laws of the State of Connecticut do not govern such documents, we have assumed that the laws of the jurisdictions whose laws govern such documents are not materially different from the internal substantive laws of the State of Connecticut.

         In rendering the opinions set forth below in paragraphs 6 and 13 as to certain Connecticut and Massachusetts tax matters, respectively, we have assumed that, for federal income tax purposes, the trusts created by the Pass Through Trust Supplements are not classified as associations taxable as corporations and that the trusts created by the Pass Through Trust Supplements are grantor trusts under subpart E, Part I of Subchapter J of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended.

         This opinion is rendered solely for the benefit of those institutions listed on Schedule A hereto and their successors and assigns in connection with the transactions contemplated by the Refunding Agreement and may not be used or relied upon by any other person or for any other purpose.

         Based on and subject to the foregoing, we are of the opinion that:

         1. SSB is a national banking association duly organized and validly existing in good standing with the Comptroller of the Currency under the laws of the United States of America, is a "citizen of the United States" within the meaning of Section 40102(a)(15) of Title 49 of the United States Code, and has the corporate power and authority to execute, deliver and carry out, individually or as Pass Through Trustee, as the case may be, the terms of the Refunding Agreement, the Participation Agreement and each of the Pass Through Trust Documents;

         2. each of the Refunding Agreement and the Pass Through Trust Documents has been duly authorized, executed and delivered by SSB, individually or as Pass Through Trustee, as the case may be, and, assuming the due authorization, execution and delivery by the other parties thereto and that value has been given, the Refunding Agreement, the Participation Agreement, the Pass Through Certificates and the Pass Through Trust Documents constitute the legal, valid and binding obligations of SSB, individually or as Pass Through Trustee, as the case may be, enforceable against it in such capacities in accordance with their respective terms;

         3. the Pass Through Certificates issued on the date hereof have been duly authorized and duly and validly executed, authenticated, issued and delivered by SSB, as Pass Through Trustee, pursuant to the terms and provisions of, and in accordance with the requirements of, each of the Pass Through Trust Documents, as supplemented, and the holders thereof are entitled to the benefits of the Pass Through Trust Agreement, as supplemented, pursuant to which the Pass Through Certificates held by such holder were issued;

         4. the execution, delivery and performance by SSB, individually or as Pass Through Trustee, as the case may be, of the Refunding Agreement and each of the Pass Through Trust Documents, the performance by it of the Participation Agreement, and the purchase by the Pass Through Trustee of the Pass Through Equipment Notes pursuant to the Refunding Agreement and the issuance of the Pass Through Certificates pursuant to the Pass Through Trust Documents, have been duly authorized by all necessary corporate action on the part of SSB, individually or as Pass Through Trustee, as the case may be, and do not and did not require any approval of the stockholders of SSB, and such execution, delivery, performance and other actions were not and are not in violation of SSB's Articles of Association or By-laws or of any indenture, mortgage, credit agreement, license or other agreement or instrument, in each case known to us, to which SSB, individually or as Pass Through Trustee, as the case may be, is a party or by which it in either capacity is bound, or of any judgment or order known to us or of any federal law, rule or regulation relating to its banking or trust powers or any Connecticut law, rule or regulation applicable to SSB in either capacity;

         5. neither the execution, delivery or performance by SSB, individually or as Pass Through Trustee, as the case may be, of the Refunding Agreement, the Pass Through Certificates and the Pass Through Trust Documents, nor the performance by it of the Participation Agreement, nor the consummation of any of the transactions by SSB, individually or as Pass Through Trustee, as the case may be, contemplated thereby nor the purchase by the Pass Through Trustee of the Pass Through Equipment Notes pursuant to the Refunding Agreement or the issuance of the Pass Through Certificates pursuant to the Pass Through Trust Documents required or requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or Connecticut law governing the banking, fiduciary or trust powers of SSB;

         6. there are no taxes (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business taxes), fees or other governmental charges ("Taxes") payable under the laws of the State of Connecticut or any political subdivision thereof with respect to the authorization, execution and delivery by SSB, in its individual capacity or as Pass Through Trustee, as the case may be, or by the Lessee, of the Pass Through Trust Documents, the Participation Agreement or the Refunding Agreement or in connection with the authorization, execution, issuance, authentication or delivery of any or all of the Pass Through Certificates pursuant to the Pass Through Trust Documents. Neither SSB, in its individual capacity or as Pass Through Trustee, as the case may be, the trusts created by the Pass Through Trust Documents, any of the Trust Property nor the Loan Trustee in its capacity as trustee, will be subject to any Taxes under the laws of the State of Connecticut or any political subdivision thereof (other than Taxes imposed on the fees received by SSB for acting as Loan Trustee or as Pass Through Trustee). Holders of Pass Through Certificates or persons acquiring an interest in Pass Through Certificates who are not residents of or otherwise subject to tax in

Connecticut will not be subject to any Taxes under the laws of the State of Connecticut or any political subdivision thereof as a result of purchasing, holding, owning (including receiving payments with respect to) or selling a Pass Through Certificate. No applicable Taxes are imposed under the laws of the State of Connecticut or any political subdivision thereof upon or with respect to (a) the offering, registration, reregistration, issuance, acquisition, modification, assumption, reissuance, refinancing or refunding of Pass Through Certificates or any other documents contemplated thereby and amendments and supplements thereto, (b) the payment of the principal of, or interest or premium on (including Swap, Break or Make-Whole Amount, if any), or other amounts payable with respect to, any or all of the Pass Through Certificates,
(c) the property, or the income, earnings, receipts, or other proceeds received with respect to the property, held by the Pass Through Trustee under the Pass Through Trust Documents or (d) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents or the Pass Through Trust Documents, which would not have been imposed if SSB had not had its principal place of business in, and not performed, either in its individual capacity or as Pass Through Trustee, as the case may be, any or all of its administrative duties under the Pass Through Trust Documents in, and had not engaged in any activities unrelated to the transactions contemplated by the Operative Documents or the Pass Through Trust Documents in, the State of Connecticut;

         7. to the best of our knowledge, there are no proceedings pending or threatened against or affecting SSB, either in its individual capacity or as Pass Through Trustee, as the case may be, in any court or before any governmental authority, agency or arbitration board or tribunal which, if adversely determined, individually or in the aggregate, would materially and adversely affect the trusts created by the Pass Through Trust Documents or would question the right, power and authority of SSB in either capacity to enter into or perform its obligations under the instruments referred to in paragraphs 1 and 3 above;

         8. the Parent Guarantor is a Massachusetts trust company, duly organized, validly existing and in good standing with the Commissioner of Banks of the Commonwealth of Massachusetts under the laws of the Commonwealth of Massachusetts;

         9. all of the shares of the outstanding capital stock of SSB are owned of record by the Parent Guarantor;

         10. the Parent Guarantor has full corporate power and authority and legal right to enter into and perform its obligations under the Guarantee, and the Guarantee has been duly authorized, executed and delivered by duly authorized officers of the Parent Guarantor and is the legal, valid and binding obligation of the Parent Guarantor enforceable against the Parent Guarantor in accordance with its terms;

         11. the execution and delivery of the Guarantee and compliance by the Parent Guarantor with all of the provisions thereof do not and will not (i) contravene any law or, (ii) contravene any order known to us of any court or governmental authority or agency applicable to or binding on the Parent Guarantor or (iii) contravene the provisions of its charter documents or by-laws or the provisions of any indenture, mortgage, contract or other agreement, in each case known to us, to which it is a party or by which it or its properties may be bound or affected;

         12. neither the execution nor the delivery of the Guarantee by the Parent Guarantor nor the performance by the Parent Guarantor of the Guarantee requires the consent, approval or authorization of, the giving of notice to, the recording or filing, registration or qualification with, or the taking of any other action in respect of any Massachusetts governmental authority on the part of the Parent Guarantor.

         13. there are no taxes (including, without limitation, net or gross income, tangible or intangible property, net worth, capital, franchise or doing business taxes), fees or other governmental charges ("Taxes") payable under the laws of the Commonwealth of Massachusetts or any political subdivision thereof with respect to the authorization, execution and delivery by SSB, in its individual capacity or as Pass Through Trustee, as the case may be, or by the Lessee, of the Pass Through Trust Documents, the Participation Agreement or the Refunding Agreement or in connection with the authorization, execution, issuance, authentication or delivery of any or all of the Pass Through Certificates pursuant to the Pass Through Trust Documents. Neither SSB, in its individual capacity or as Pass Through Trustee, as the case may be, the trusts created by the Pass Through Trust Documents, any of the Trust Property nor the Loan Trustee in its capacity as trustee, will be subject to any Taxes under the laws of the Commonwealth of Massachusetts or any political subdivision thereof (other than Taxes imposed on the fees received by SSB for acting as Loan Trustee or as Pass Through Trustee). Holders of Pass Through Certificates or persons acquiring an interest in Pass Through Certificates who are not residents of or otherwise subject to tax in Massachusetts will not be subject to any Taxes under the laws of the Commonwealth of Massachusetts or any political subdivision thereof as a result of purchasing, holding, owning (including receiving payments with respect to) or selling a Pass Through Certificate. No applicable Taxes are imposed under the laws of the Commonwealth of Massachussetts or any political subdivision thereof upon or with respect to (a) the offering, registration, reregistration, issuance, acquisition, modification, assumption, reissuance, refinancing or refunding of Pass Through Certificates or any other documents contemplated thereby and amendments and supplements thereto, (b) the payment of the principal of, or interest or premium on, or other amounts payable with respect to, any or all of the Pass Through Certificates, (c) the property, or the income, earnings, receipts, or other proceeds received with respect to the property, held by the Pass Through
Trustee under the Pass Through Trust Documents or (d) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents or the Pass Through Trust Documents, which would not have been imposed if SSB had not performed, either in its individual capacity or as Pass Through
Trustee, as the case may be, any or all of its administrative duties under the Pass Through Trust Documents in, and had not engaged in any activities unrelated to the transactions contemplated by the Operative Documents or the Pass Through Trust Documents in, the Commonwealth of Massachusetts.

         This opinion is rendered to you at the request of SSB, as Pass Through Trustee, and the Parent Guarantor, pursuant to the Refunding Agreement and SSB, as Pass Through Trustee, and the Parent Guarantor have consented to the opinions expressed herein. We have discussed with SSB, as Pass Through Trustee, and the Parent Guarantor the consequences of their request for and consent to the rendering of the opinions expressed herein.

                                        Very truly yours,


                                        BINGHAM, DANA & GOULD

                                   SCHEDULE A

American Airlines, Inc., as Lessee

State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee

AT&T Credit Holdings, Inc. (formerly known as AT&T Credit Corporation), as Owner Participant

Wilmington Trust Company, as Owner Trustee

ABN AMRO BANK N.V., Houston Agency, as Original Loan Participant

                                                            [Exhibit L to
                                                            Refunding Agreement]

                                                                    EXHIBIT L TO
                                                             REFUNDING AGREEMENT
                                                         (AA 1995 PTC Series AB)




                      AMENDMENT TO PARTICIPATION AGREEMENT

                 The Participation Agreement is amended as follows:

                 1. AMENDMENT OF RECITALS TO THE PARTICIPATION AGREEMENT. The fifth whereas clause is amended by deleting the parenthetical in clause (ii) thereof and substituting therefor the following: "(individually, as more particularly defined in the Lease referred to below, a "Certificate", and collectively, the "Certificates")".

                 2.  AMENDMENT OF SECTION 1 OF THE PARTICIPATION AGREEMENT.
Section 1(c) and all references thereto in the Participation Agreement are hereby deleted.

                 3.  AMENDMENT OF SECTION 6 OF THE PARTICIPATION AGREEMENT.
Section 6 is amended by deleting the words "premium, if any," and substituting therefor the words "Make-Whole Amount, if any, Swap Breakage Loss, if any,".
Section 6 is further amended by deleting the word "2.05" and substituting therefor the word "2.09".

                 4.  AMENDMENT OF SECTION 7 OF THE PARTICIPATION AGREEMENT.
(a) Section 7(b)(2) is amended by deleting the words "any Loan Participant" from the first place where they appear and substituting therefor the words "the Initial Bank Lender (so long as it is a Bank Lender) and any Permitted Transferee that is a Bank Lender, the Pass Through Trustee (in both its individual capacity and as Pass Through Trustee), each Original Loan Participant (with respect to matters arising prior to the Refunding Date)"; by inserting following clause (b) in the last parenthetical therein the words "(c) the Pass Through Trustee (in both its individual capacity and as Pass Through Trustee) together with the Pass Through Trustee, (d) the Initial Bank Lender, together with the Initial Bank Lender, (e) any Permitted Transferee that is a Bank Lender, together with such Permitted Transferee,"; and by renaming clauses
(c), (d) and (e) in such parenthetical as clauses (f), (g) and (h), respectively. Renamed clause (f) of Section 7(b)(2) is amended by inserting the word "Original" before the words "Loan Participant" each time they appear. The following sentence shall be inserted at the end of Section 7(b)(2): "No holder of a Pass Through Certificate shall be an Indemnitee for purposes hereof."

                 (b) Clause (i) of the first sentence of Section 7(b)(3) is amended by adding the words ", the Refunding

                                  Series AB

Agreement, the Pass Through Trust Documents" after the words "the Operative Documents"; clause (vi) of the first sentence of Section 7(b)(3) is amended by inserting after the words "any Certificates or" the words "Pass Through Certificates or".

                 (c) Clause (iv) of Section 7(b)(4) is amended by inserting the words "or any Pass Through Trust Document" after the words "Operative Document".

                 (d) Clause (vi) of Section 7(b)(4) is amended by inserting the words "or Pass Through Certificates" after the word "Certificates"; and by deleting everything in such clause (vi) following the words "without limitation," and substituting therefor the words "Article 8 thereof (it being understood that the cancellation of any Loan Certificates in connection with a refinancing under Section 17 or 20 shall not constitute a disposition of Loan Certificates for purposes of this Section 7(b)(4)(vi))".

                 (e) Clause (viii) of Section 7(b)(4) is amended by inserting the words "or the Pass Through Trustee," after the words "Indenture Trustee", and by inserting the words "or the Pass Through Trust Documents," after the words "Trust Indenture".

                 (f) Clause (ix) of Section 7(b)(4) is amended by inserting the words "or the Pass Through Trust Documents" after the words "Operative Documents", each time they appear.

                 (g) Clause (x) of Section 7(b)(4) is amended by adding the words "or an event which would constitute such an Event of Default but for the requirement that notice be given or time elapse or both" after the word "Lease".

                 (h) Clause (xi) of Section 7(b)(4) is amended by inserting the word "Group" after the words "Related Indemnitee".

                 (i) Clause (xii) of Section 7(b)(4) is amended by deleting the words "9(e)" and "9(g)" and by inserting the words ", Section 12 of the Refunding Agreement" after the word "hereof."

                 (j) Clause (xiii) of Section 7(b)(4) is amended by adding the words "or the Pass Through Trust Documents" after the words "Operative Documents".

                                   Series AB

                 (k) Section 7(b)(4)(xiv) is amended in its entirety to read as follows:

                 "Any Claim to the extent that such Claim relates to amounts payable by the Owner Trustee to the Loan Trustee in respect of the Equipment Notes or otherwise under the Trust Indenture with respect to
         x) Make-Whole Amount, if any, or Swap Breakage Loss, if any, as the case may be, payable as a result of a redemption or purchase of any Equipment Notes pursuant to Section 6.01(b)(2) of the Trust Indenture without the prior written consent of the Lessee or y) an Indenture Default that does not constitute a Lease Event of Default;".

                 (l) Section 7(b)(4)(xv) is amended by deleting the period at the end thereof and replacing it with a semicolon.

                 (m) New clauses (xvi), (xvii), (xviii) and (xix) of Section 7(b)(4) are hereby added to read as follows:

                 "(xvi) Any Claim of the Pass Through Trustee or any Loan Participant to the extent that it is indemnified by the Lessee pursuant to the Pass Through Trust Agreement (including, without limitation, Section 7.06 thereof);

                 "(xvii) Any Claim that relates to any Actual Swap, Swap Transaction or Swap Participation except for Swap Breakage Losses payable by the Lessee pursuant to Section 3(c), 9 or 10 of the Lease;

                 "(xviii) Any Claim that relates to any cost, loss or expense in the nature of an Additional Cost, it being understood that obligations with respect to such Additional Costs are set forth in their entirety in Section 14 of the Refunding Agreement and in Section 3(c) of the Lease; and

                 "(xix) Any Claim to the extent attributable to the offer, sale, assignment, transfer, participation or other disposition, whether voluntary or involuntary, by any Bank Lender of any Bank Equipment Note or any other interest in the Indenture Estate or arising under the Operative Documents (other than a transfer resulting from the exercise of any remedies provided for in Section 15 of the Lease or under the Indenture as a result

                                   Series AB
         of an Event of Default under the Lease or of a Bank Lender's Bank Equipment Note pursuant to Section 14(b) of the Refunding Agreement)."

                 (n)  Section 7(b)(7) is amended by deleting the words "Section
7.01 of the Trust Indenture" and inserting in substitution therefor the words "Section 9.05 of the Trust Indenture".

                 (o) Section 7(b)(8) is amended by deleting the second sentence thereof.

                 (p) Section 7(c)(2)(iv) is amended by deleting the word "2.16" and substituting the word "7.03" therefor.

                 (q) Section 7(c)(2)(v) is amended by deleting the word "2.16" and substituting the word "7.03" therefor.

                 (r) Clause (D) of Section 7(c)(2)(ix) is amended by deleting the words "any Loan Participant" after the words "Indenture Estate," and substituting the words "any Bank Lender" therefor.

                 (s) Section 7(c)(2)(x) is amended by deleting the words "Loan Participant," and substituting the words "Bank Lender," therefor.

                 (t) Section 7(c)(2)(xi) is amended by deleting the words "or, in the case of any Loan Participant, if such failure was the result of the Indenture Trustee's negligence or the Indenture Trustee's actions or failure to act in accordance with instructions of such Loan Participant".

                 (u) Section 7(c)(2)(xii) is amended by deleting the words "any Loan Participant,".

                 (v) Section 7(c)(2)(xv) is amended by deleting it in its entirety and substituting therefor the following:

            "(xv)         In the case of any Bank Lender, Taxes which are
         imposed by any country, taxing authority or governmental subdivision thereof or therein or any international authority except to the extent that such Taxes would have been imposed had the transactions contemplated by (and the enforcement of) the Refunding Agreement and the other Operative Documents been the sole connection between such country, taxing authority, governmental subdivision or international authority and

                                   Series AB
         such Bank Lender; provided that the exclusion set forth in this subparagraph (xv) shall not apply to Taxes imposed by the federal government of the United States or any taxing authority thereof;"

                 (w) Section 7(c)(2)(xvi) is amended by deleting it in its entirety and substituting therefor the following:

                 "(xvi) In the case of any Bank Lender, Taxes which result from the willful misconduct or gross negligence of any Bank Lender or acts of any Bank Lender not permitted or contemplated by the Refunding Agreement and the Operative Documents;"

                 (x) Section 7(c)(2) is amended by adding to the end thereof the following:

                 "(xvii) In the case of any Bank Lender, Taxes that would not have been imposed but for the breach by any Bank Lender of any of its representations, warranties or covenants contained in the Refunding Agreement or any other Operative Document;

                 (xviii) In the case of any Bank Lender, Taxes imposed on or with respect to the net or gross income, capital, receipts, franchises or conduct of business by the federal government of the United States or any taxing authority of such federal government; provided that the exclusion set forth in this subparagraph (xviii) shall not apply to any such Taxes imposed on a Bank Lender that is a Treaty Lender to the extent such Taxes (x) result from a change after the date such Bank Lender becomes a Bank Lender in an applicable treaty (including the entering into of a new treaty but excluding the entry into force of the Convention between the Government of the United States of America and the Government of the French Republic for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with Respect to Taxes on Income and Capital signed August 31, 1994), in the Code or in any other applicable law, other than, in the case of a Treaty Lender whose Applicable Jurisdiction is Norway or Austria, a change in or inclusion of an "anti-treaty shopping", "limitation of benefits" or similar provision in the Norwegian or Austrian treaty (including the entering into of a new treaty), in the Code or in any other applicable law, and
         y) would have been imposed had the transactions contemplated by (and the enforce-

                                   Series AB
         ment of) the Operative Documents been the sole connection between such Bank Lender and the United States;

                 (xix) In the case of any Bank Lender, Taxes that result from the breach by the Indenture Trustee of any of its representations, warranties or covenants contained in this Agreement or any other Operative Document; and

                 (xx) In the case of any Bank Lender, Taxes to the extent such Taxes exceed the amount of Taxes that would have been imposed and indemnified against had there not been a grant of a participation in the loan evidenced by its Bank Equipment Notes by any Bank Lender."

                 (y) Section 7(c)(3) is amended by deleting the words "no Loan Participant" and substituting the words "no Bank Lender" therefor and by deleting the words "any Loan Participant" and substituting the words "any Bank Lender" therefor.

                 (z) Section 7(c)(10) is amended by deleting the words "any Loan Participant" and substituting the words "any Bank Lender" therefor.

                 (aa) Section 7(c)(11) is amended by deleting the words "each Loan Participant," and substituting the words "the Initial Bank Lender (so long as it is a Bank Lender) and any Permitted Transferee that is a Bank Lender," therefor; by inserting the words "(but shall not include the Pass Through Trustee, any Loan Participant (other than the Initial Bank Lender (so long as it is a Bank Lender) and any Permitted Transferee that is a Bank Lender), any holder of a Pass Though Certificate or any holder of a Pass Through Equipment Note)" between the words "Indenture Estate" and ", and any reference"; by deleting the words ", any Loan Participant" and substituting the words ", any Bank Lender" therefor; by deleting the words "such Loan Participant," and substituting the words "such Bank Lender," therefor; by deleting the words "to any Loan Participant" and substituting the words "to any Bank Lender" therefor.

                 (bb) Section 7(c) is amended by adding at the end thereof the following:

                 "(13) Reverse Indemnity. Notwithstanding anything to the contrary provided in this Section 7(c), each Bank Lender shall indemnify the Lessee, the Owner

                                   Series AB

         Participant and each of their successors and permitted assigns ("Bank Lender Indemnitees") against (1) any Taxes imposed on such Bank Lender or on payments made (or deemed made) to such Bank Lender which are paid by or asserted against the Owner Participant, the Indenture Trustee or the Lessee as payor or withholding agent, and which are not required to be indemnified by Lessee and (2) any Taxes described in
         Section 7(c)(2)(xvi) or (xvii) and attributable to such Bank Lender, together in each case with any related liability or expense incurred by such Bank Lender Indemnitee. Each Bank Lender and the Indenture Trustee each agrees to furnish from time to time to the Lessee or to such other Person as the Lessee may designate such duly executed and properly completed forms, statements and other documentation ('Tax Forms') and assistance as may be necessary or appropriate in order to claim any reduction of or exemption from any Taxes which the Lessee may be required to indemnify against hereunder or otherwise pay, if such reduction or exemption is available to such Tax Indemnitee. Any such Tax Forms (other than Tax Forms described in Section 10(d)(iii) of the Refunding Agreement) shall be provided within 30 days after receipt of written notice from the Lessee specifying the Tax Forms to be completed. The Lessee shall have no obligation to notify any Bank Lender or the Indenture Trustee as to any Tax Forms described in
         Section 10(d)(iii) of the Refunding Agreement. If any Bank Lender requests compensation for any amounts for which the Lessee must indemnify such Bank Lender in accordance with this Section 7(c), such Bank Lender may be required to transfer all of its rights and obligations as a 'Bank Lender' under its Bank Equipment Notes, this Agreement, the Participation Agreement and the Indenture in accordance with Section 14(b) of the Refunding Agreement."

                 (cc) Section 7(d) is amended by inserting the words "or any of the Pass Through Trust Documents" between the words "Operative Documents" and ".".

                 5.  AMENDMENT OF SECTION 9 OF THE PARTICIPATION AGREEMENT.

                 (a) The second sentence of Section 9(c) is amended by inserting the words "or the Pass Through Trust Documents" after the words "Operative Documents".





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                 (b)  The first sentence of Section 9(d) is amended by
inserting the words "in the case of the Lessee" after the words "which consent". The third sentence of Section 9(d) is amended by inserting the words "in the case of the Lessee" after the words "which consent". Section 9(d) is further amended by deleting all references to the Original Loan Participant contained therein.

                 (c) Section 9(e) is amended by deleting it in its entirety and substituting therefor the following:

                          "(e)  [Intentionally Omitted]."

                 (d) Section 9(g) is amended by deleting it in its entirety and substituting therefor the following:

                          "(g)  [Intentionally Omitted]."

                 (e) Section 9(j) is amended by deleting the words "Section 3.07(b)" each time they appear and substituting therefor the words "Section 9.03".

                 (f) Section 9(k) is amended by deleting it in its entirety and substituting therefor the following:

                          (k) The Loan Trustee, and by its acceptance of an Equipment Note, each holder thereof (and each Pass Through Trustee, so long as the relevant Pass Through Trust Supplement is in effect), hereby waives to the fullest extent permitted by law the benefit of the provisions of Section 1111(b) of Title 11 of the United States Code to the extent such provisions give recourse against the Owner Trustee (in its individual capacity) and the Owner Participant on account of any amount payable as principal of, Swap Breakage Loss, if any, Make-Whole Amount, if any, and interest on the Equipment Notes. If (i) all or any part of the Trust Estate becomes the property of, or the Owner Participant becomes, a debtor subject to the reorganization provisions of the Bankruptcy Reform Act of 1978 or any successor provision, (ii) pursuant to such reorganization provisions the Owner Trustee (in its individual capacity) or the Owner Participant is required, by reason of the Owner Trustee (in its individual capacity) or the Owner Participant being held to have recourse liability to a holder of an Equipment Note, a Pass Through





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                 Trustee or the Loan Trustee, directly or indirectly, to make payment on account of any amount payable as principal, Swap Breakage Loss, if any, Make-Whole Amount, if any, or interest on the Equipment Notes and (iii) such holder, such Pass Through Trustee or the Loan Trustee actually receives any Excess Payment (as hereinafter defined) which reflects any payment by the Owner Trustee (in its individual capacity) or the Owner Participant on account of (ii) above, then such holder, such Pass Through Trustee or the Loan Trustee shall promptly refund to the Owner Trustee or the Owner Participant (whichever shall have made such payment) such Excess Payment. For purposes of this Section 9(k), "Excess Payment" means the amount by which such payment exceeds the amount which would have been received by such Holder, such Pass Through Trustee or the Loan Trustee if the Owner Trustee (in its individual capacity) or the Owner Participant had not become subject to the recourse liability referred to in clause (ii) above. Nothing contained in this Section 9(k) shall prevent any holder of an Equipment Note, any Pass Through Trustee or the Loan Trustee from enforcing any personal recourse obligation (and retaining the proceeds thereof) of the Owner Trustee (in its individual capacity) or the Owner Participant under the Refunding Agreement, this Participation Agreement or the Trust Indenture (and any exhibits or annexes thereto).

                 (g) Section 9(m) of the Participation Agreement is amended by deleting it in its entirety and substituting therefor the following:

                          "(m)  Each of the Owner Participant and the Owner
                 Trustee hereby agrees, for the benefit of the Lessee, to cooperate with the Lessee in effecting any foreign registration of the Aircraft pursuant to Section 7(a)(i) of the Lease; provided that prior to any such change in the country of registry of the Aircraft (other than a change in country of registry that results in the registration of the Aircraft under the laws of the United States of America), the Owner Participant, the Owner Trustee and the Bank Lenders shall have received from counsel to the Lessee reasonably satisfactory to the Owner Participant, the Owner

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                 Trustee and Bank Lenders holding a majority in principal
                 amount of the Outstanding Bank Equipment Notes an opinion to the effect that (i) the terms of any relevant sublease and the Lease are legal, valid, binding and enforceable in such country to substantially the same extent as such documents are at the time enforceable in the United States, (ii) there is no statutory, regulatory or case law in such country imposing tort liability on the owner of an aircraft not in possession thereof, or on a lender providing funds for the purchase of an aircraft, under the laws of such country other than tort liability no more extensive or onerous than that which might have been imposed on such an owner or lender under the laws of the United States or any state thereof (it being understood that, in the event such opinion cannot be given in a form satisfactory to the Owner Participant and Bank Lenders holding a majority in principal amount of the Outstanding Bank Equipment Notes, such opinion shall be waived if insurance reasonably satisfactory to the Owner Participant and Bank Lenders holding a majority in principal amount of the Outstanding Bank Equipment Notes is provided by the Lessee to cover the risk of such liability), (iii) such re-registration will not result in the imposition by such country of any Taxes on the Owner Trustee, the Owner Participant or any Bank Lender for which the Lessee is not required to indemnify the Owner Participant, the Owner Trustee or any Bank Lender, as the case may be (provided that in lieu of the opinion referred to in this clause (iii) the Lessee may indemnify the Owner Participant, the Owner Trustee or the Bank Lenders, as the case may be, for any Taxes imposed by such country in connection with or relating to the transactions contemplated by the Operative Documents which would not have been imposed but for such re-registration); (iv) there exist no possessory rights in favor of the Lessee or any sublessee under the laws of such country which would, upon bankruptcy of or other default by the Lessee or any sublessee, prevent the return of the Aircraft to the Owner Trustee in accordance with and when permitted by the terms of Sections 14 and 15(a) of the Lease upon the exercise by the Owner Trustee of its remedies under
                 Section 15(a) of the Lease; (v) it is not necessary for the

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                 Owner Participant or the Owner Trustee to qualify to do
                 business in such jurisdiction solely as a result of the proposed re-registration; (vi) the laws of such country require fair compensation by the government of such country for the loss of use of the Aircraft in the event of the requisition by such government of the Aircraft (unless the Lessee shall have provided contemporaneously with such re-registration insurance reasonably satisfactory to the Lessor, the Owner Participant and Bank Lenders holding a majority in principal amount of the Outstanding Bank Equipment Notes covering the risk of requisition of use of the Aircraft by the government of such country so long as the Aircraft is registered under the laws of such country); (vii) the Lessee shall have paid or made provision for the payment of all expenses of the Owner Participant, the Owner Trustee and the Bank Lenders in connection with such change in registration; and (viii) solely in the case of the Bank Lenders, after giving effect to such change in registration, the Lien on the Aircraft and the other property included in the Indenture Estate shall continue as a valid and duly perfected lien and that all filing, recording or other action necessary to perfect and protect the Lien of the Indenture has been accomplished (or if such opinion cannot be given at the time by which the Bank Lenders have been requested to consent to a change in registration, (I) the opinion shall detail what filing, recording or other action is necessary and (II) the Bank Lenders shall have received a certificate from the Lessee that all possible preparations to accomplish such filing, recording and other action shall have been done, and such filing, recording and other action shall be accomplished and a supplemental opinion to that effect shall be delivered to the Bank Lenders on or prior to the effective date of such change in registration); and provided, further, that (x) the Owner Trustee, the Owner Participant and the Bank Lenders shall have received prior to or contemporaneously with such re-registration (1) a certificate of insurance signed by an independent insurance broker to the effect that the Aircraft is and after such re-registration will continue to be insured in such country in accordance with the requirements of Section 11 of the Lease, (2) a

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                 certificate signed by a duly authorized officer of the Lessee stating that no Event of Default exists as of the date of such certificate and no Event of Default will occur or exist upon or resulting from such re-registration, (3) evidence and assurances reasonably satisfactory to the Owner Trustee, the Owner Participant and Bank Lenders holding a majority in principal amount of the Outstanding Bank Equipment Notes, that the aircraft and engine maintenance standards under the laws of such country of re-registration are substantially similar to those required by the central civil aviation authority of any of the United States, the United Kingdom, the Federal Republic of Germany, France, Canada or Japan, and (4) in the case of the Owner Participant only, assurances reasonably satisfactory to it that the currency of such country is freely convertible into U.S. Dollars (unless the Lessee shall have made arrangements reasonably satisfactory to the Owner Participant that all payments to be made by or on behalf of the Lessee under the Operative Documents and by any sublessee under the relevant sublease will be paid in U.S. Dollars) and
                 (y) the Lessee shall not cause the Aircraft to be registered pursuant to Section 7(a)(i) of the Lease under the laws of any foreign jurisdiction without the prior written consent of the Owner Participant if (1) the civil aviation laws of such foreign jurisdiction impose unusual requirements on registrants of civil aircraft, and (2) the Owner Participant would be required to comply with such unusual requirements upon the registration of the Aircraft in such foreign jurisdiction, and the Owner Participant's compliance therewith would result in a material burden on the Owner Participant's business activities."

                 (h) Section 9(n) is amended by deleting it in its entirety and substituting therefor the following:

                          "(n)  Subject to Section 7.02 of the Trust Indenture,
                 the Loan Trustee hereby agrees, for the benefit and at the expense of the Lessee, to cooperate with the Owner Trustee and the Lessee in effecting any foreign registration of the Aircraft pursuant to Section 7(a)(i) of the Lease; and the Lessee agrees for the benefit of the Loan Trustee that so long as any Equipment Note remains out-

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                 standing, the Lessee will not cause a change in registration unless such change is in compliance with such Section 7.02."

                 (i) Section 9(o) is amended by deleting it in its entirety and substituting therefor the following:

                          "(o)  [Intentionally Omitted]."

                 (j) Section 9(p) is amended by deleting it in its entirety and substituting therefor the following:

                          "(p)  The Owner Trustee shall, promptly upon receipt
                 of monies from the Loan Trustee pursuant to Section 7.01 or
                 10.04 of the Trust Indenture, pay such monies to the Lessee."

                 (k) Section 9(q) is amended by deleting it in its entirety and substituting therefor the following:

                          "(q) [Intentionally Omitted]."

                 (l) Section 9(r) is amended by deleting it in its entirety and substituting therefor the following:

                          "(r) [Intentionally Omitted]."

                 (m) Section 9(s) is amended by deleting it in its entirety and substituting therefor the following:

                          "(s) [Intentionally Omitted]."

                 6.  AMENDMENT OF SECTION 10 OF THE PARTICIPATION AGREEMENT.
Section 10 is amended by adding the following at the end thereof:

         "The Lessee hereby consents in all respects to the execution and delivery of the Trust Indenture and to all of the terms thereof, and the Lessee acknowledges receipt of an executed counterpart of the Trust Indenture. The Owner Participant, the Owner Trustee, the Pass Through Trustee and the Loan Trustee hereby agree that the provisions of Sections 7.02 and 7.03 of the Indenture are hereby incorporated by reference herein for the benefit of the Lessee. Notwithstanding the foregoing, the Loan Trustee and the Owner Trustee hereby agree for the benefit of the Lessee that the Trust Indenture shall not be amended, modified or supplement-





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                                   Series AB
         ed without the prior written consent of the Lessee if such amendment, modification or supplement would adversely affect the Lessee. The Loan Trustee and the Owner Trustee agree to furnish promptly to the Lessee copies of any amendment, modification or supplement to any Operative Document to which the Lessee is not a party."

                 7. AMENDMENT OF SECTION 12 OF THE PARTICIPATION AGREEMENT. The first sentence of Section 12 is amended by inserting the words ", the Refunding Agreement" after the words "this Agreement". Section 12 is further amended by inserting the word "Original" before the words "Loan Participant" each time they appear.

                 8.  AMENDMENT OF SECTION 13 OF THE PARTICIPATION AGREEMENT.
(a) The first sentence of Section 13 is amended by deleting the words "each Loan Participant" and substituting therefor the words "the Pass Through Trustee".

                 (b) Paragraph (A) of Section 13 is amended by inserting the words ", the Pass Through Trustee" after the words "Owner Participant", by deleting the words "the Original Loan Participant" and by inserting the words "and the Pass Through Trust Documents" after the words "Operative Documents".

                 (c) Clause (i) of paragraph (E) of Section 13 is amended by inserting the words "the Pass Through Trust Documents (for so long as any Pass Through Certificate is outstanding)," after the words "the Lease,"; the third to last sentence of paragraph (E) is amended by inserting the words "and the Pass Through Trust Documents" after the words "Operative Documents".

                 9.  AMENDMENT OF SECTION 15 OF THE PARTICIPATION AGREEMENT.
(a) Section 15(a) is amended by deleting the definitions of "Break Funding Gain", "Debt Rate", "Interest Period", "LIBOR Loan", "LIBOR Rate", "London Business Day", "Majority in Interest of Certificate Holders", "New York Business Day", "Permitted Transferee", "Short Period Rate Loan" and "Short Period Rate". Section 15(a) is further amended by inserting the following definitions in alphabetical order:





                                       67

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                 "`Actual Swap' means (x) with respect to the Initial Bank
         Lender, the Swap Transaction and (y) with respect to any other Bank Lender, that portion, if any, of the Swap Transaction assigned to such Bank Lender as contemplated by Exhibit N to the Refunding Agreement.

                 `Additional Cost' has the meaning set forth in Section 14 of the Refunding Agreement.

                 `Bank Lender' has the meaning set forth in the Trust Indenture.

                 `Break Funding Amount' for any Bank Lender means the Swap Breakage Gain or Swap Breakage Loss, as the case may be, determined with respect to such Bank Lender as provided in Exhibit N to the Refunding Agreement, and, for all of the Bank Lenders, shall be the aggregate of the Break Funding Amounts determined for each of the Bank Lenders as provided in such Exhibit N.

                 `Certificate' has the meaning set forth in the Lease.

                 `Exempt Lender' means (a) a commercial banking institution that is organized under the laws of the United States or any State thereof or the District of Columbia or (b) a commercial banking institution that (i) is organized under the laws of Australia, Austria, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, The Netherlands, Norway, Spain, Sweden, Switzerland or the United Kingdom and (ii) is and will, in the absence of a change in applicable United States federal tax laws after the date it acquires its Bank Equipment Notes, be entitled to a complete exemption from withholding of United States federal income taxes for all income derived by it from the transactions contemplated by the Operative Documents by reason of such income being effectively connected with the conduct of a trade or business within the United States, and that, in the case of either clause (a) or (b) above, is acting and will act for its own account and not as a conduit or agent for any other Person in its participation in the transactions contemplated by the Operative Documents, other than with respect to a Participation described in
         Section 10(f) of the Refunding Agreement.





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





                 `Federal Aviation Act' or `Federal Aviation Act of 1958, as amended' has the meaning set forth in the Lease.

                 `Indenture Trustee' means the Loan Trustee (including any successor Loan Trustee) under the Trust Indenture.

                 `Initial Bank Lender' has the meaning set forth in the Refunding Agreement.

                 `Lender Liens' means Loan Participant Liens (as such term is defined in the Lease Agreement).

                 `Lending Office' has the meaning set forth in Section 14 of the Refunding Agreement.

                 `Loan Participant' has the meaning set forth in the Trust Indenture.

                 `Other Indentures' means and includes the Amended and Restated Trust Indenture and Security Agreement (AA 1995 PTC Series AA), dated as of June 15, 1995, between Wilmington Trust Company, as Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee, and the Amended and Restated Trust Indenture and Security Agreement (AA 1995 PTC Series AC), dated as of June 15, 1995, between Wilmington Trust Company, as Owner Trustee, and State Street Bank and Trust Company of Connecticut, National Association, as Loan Trustee.

                 `Outstanding' or `outstanding', when used with respect to any Bank Equipment Note, has the meaning set forth in the Trust Indenture.

                 `Pass Through Trust Agreement' means the Pass Through Trust Agreement, amended and restated as of February 1, 1992, between Lessee and the Pass Through Trustee, as originally executed and as modified, supplemented or amended pursuant to the applicable provisions thereof.

                 `Pass Through Trust Documents' means the Pass Through Trust Agreement and the Pass Through Trust Supplements.





                                       69

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





                 `Pass Through Trust Supplement' means Pass Through Trust Supplement No. 1, dated as of June 15, 1995, to the Pass Through Trust Agreement, each between Lessee and the Pass Through Trustee, as originally executed and as modified, supplemented or amended pursuant to the applicable provisions thereof.

                 `QIB' means a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act.

                 `Refunding Agreement' means that certain Refunding Agreement (AA 1995 PTC Series AB) dated as of June 2, 1995, among the Lessee, the Owner Participant, the Lessor, the Initial Bank Lender, the Pass Through Trustee under each Pass Through Trust Supplement, the Original Loan Participant, the Indenture Trustee and the Loan Trustee, as originally executed and as modified, supplemented or amended pursuant to the applicable provisions thereof.

                 `Refunding Date' has the meaning set forth in the Refunding Agreement.

                 `Regulatory Change' means, (a) with respect to the Initial
         Bank Lender, any change after the date of the Refunding Agreement, and
         (b) with respect to any Permitted Transferee, any change after the date such Permitted Transferee acquires its Bank Equipment Notes, in (i) in the case of a Permitted Transferee that is described in clause (a) of the definition of "Exempt Lender", United States Federal or state laws or regulations or (ii) in the case of the Initial Bank Lender or a Permitted Transferee that is described in clause (b) of the definition of "Exempt Lender", (x) United States Federal or state laws or regulations or (y) the laws or regulations of the country referred to in such clause (b) of such definition in which such Permitted Transferee is organized, as the case may be, or (iii) in the case of a Permitted Transferee that is a Treaty Lender, the laws or regulations of the Applicable Jurisdiction in which such Permitted Transferee is organized, or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including the Initial Bank Lender or such Permitted Transferee, of or under any United States Federal or state laws or regulations or the laws or regulations of any such applicable country (whether





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





         or not having the force of law) by any court or government or monetary authority charged with the interpretation or administration thereof.

                 `Replacement Lender' has the meaning set forth in the Refunding Agreement.

                 `Section 20 Refinancing' means the refinancing under the Refunding Agreement."

                 `Swap Breakage Gain' means, as to any Bank Lender, the amount determined as such with respect to such Bank Lender as provided in Exhibit N to the Refunding Agreement.

                 `Swap Breakage Loss' means, as to any Bank Lender, the amount determined as such with respect to such Bank Lender as provided in Exhibit N to the Refunding Agreement.

                 `Swap Counterparty' has the meaning set forth in Exhibit N to the Refunding Agreement.

                 `Swap Participation' means, with respect to any Bank Lender, a risk participation or swap transaction in respect of the Swap Transaction between such Bank Lender and the Initial Bank Lender covering the amortizing principal amount of such Bank Lender's Bank Equipment Notes.

                 `Swap Transaction' has the meaning set forth in Exhibit N to the Refunding Agreement.

                 `Treaty Lender' means a commercial banking institution that
         (a) is organized under the laws of an Applicable Jurisdiction, (b) is and will, in the absence of a change in applicable law after the date it acquires its Bank Equipment Notes, be entitled to a complete exemption from United States federal income taxes for all income derived by it from the transactions contemplated by the Operative Documents under an income tax treaty between the United States and such Applicable Jurisdiction, (c) is engaged in the active conduct of a banking business in such Applicable Jurisdiction and holds its Bank Equipment Notes or Participation, as the case may be, in connection with such banking business, (d) is acting and will act for its own account and not as a conduit or agent for any other





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         Person in its participation in the transactions contemplated by the
         Operative Documents, other than with respect to a Participation described in Section 10(f) of the Refunding Agreement and (e) in the case of a commercial banking institution whose Applicable Jurisdiction is France, would be entitled to the complete exemption described in clause (b) above under the Convention between the Government of the United States of America and the Government of the French Republic for the Avoidance of Double Taxation and the Prevention of Fiscal Evasion with respect to Taxes on Income and Capital signed August 31, 1994, should such treaty enter into force."

Section 15(a) is further amended by deleting the definitions of "Applicable Jurisdiction", "Indenture or Trust Indenture", "Permitted Transferee" and "Operative Documents" and replacing them with the following:

                 "`Applicable Jurisdiction' means Austria, France, Germany, Norway, The Netherlands or the United Kingdom.

                 `Indenture' or `Trust Indenture' shall have the meaning set forth in the Lease.

                 `Operative Documents' shall have the meaning set forth in the Lease.

                 `Permitted Transferee' means any Person that (a) is not a commercial air carrier; (b) is a QIB; (c) is either an Exempt Lender or a Treaty Lender; and (d) is acquiring one or more Bank Equipment Notes in an aggregate principal amount upon issuance of at least $5,000,000."

                 (b) The definition of "Transaction Costs" in Section 15(a) is hereby amended by deleting the words "Section 18(a) hereof" and substituting therefor the words "the Lease".

                 (c) Section 15(c) is amended by deleting the words "to any party to this Agreement to its address or telex number set forth below the signature of such party at the foot of this Agreement" and substituting therefor the words "if to the Lessee, the Owner Participant, the Owner Trustee, the Indenture Trustee, the Loan Trustee, the Pass Through Trustee or the Initial Bank Lender, at their respective addresses or telex or facsimile numbers set forth below

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the signatures of such parties at the foot of the Refunding Agreement".

                 10.  AMENDMENT OF SECTION 16 OF THE PARTICIPATION AGREEMENT.
(a) Section 16(a) is amended by deleting it in its entirety and substituting therefor the following:

                          "(a) [Intentionally Omitted]".

                 (b) The second sentence of Section 16(b) is amended by deleting the words "each Loan Participant" and substituting therefor the words "the Pass Through Trustee and each Bank Lender"; and the third sentence of
Section 16(b) of the Participation Agreement is deleted in its entirety.

                 (c) Clause (E) of Section 16(c)(i) is amended by inserting the words ", the Pass Through Trustee (unless the Lien of the Trust Indenture is discharged)" after the first parenthetical.

                 (d) Clause (F) of Section 16(c)(i) is amended by inserting the words ", the Pass Through Trustee (unless the Lien of the Trust Indenture is discharged)" after the first parenthetical.

                 11.  AMENDMENT OF SECTION 17 OF THE PARTICIPATION AGREEMENT.
(a)  Section 17 is amended in its entirety to read as follows:

                 "SECTION 17. Optional Redemption of Certificates. (a) So long as no Event of Default shall have occurred and be continuing, the Lessee shall have the right to request the Owner Participant and the Owner Trustee to effect an optional redemption of all of the Equipment Notes issued under the Trust Indenture or an optional redemption of all of the Equipment Notes of the same maturity and bearing the same interest rate, or held by the same Bank Lender, issued under the Trust Indenture pursuant to Section 6.01(b)(2) or (3) of the Trust Indenture (in each case, such term to include the Equipment Notes originally issued under the Trust Indenture and any refunding indebtedness pursuant to this Section 17) , as part of a refunding or refinancing operation. Promptly on receipt of such request, the Owner Participant will negotiate promptly in good faith to conclude an agreement with the Lessee

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         as to the terms of such refunding or refinancing operation and upon such agreement:

                          (i) the Lessee, the Owner Participant, the Loan Trustee, the Owner Trustee, and any other appropriate parties will enter into a financing or loan agreement (which may involve an underwriting agreement in connection with a public offering; provided, however, that in the case of a refunding or refinancing involving a public offering of debt securities, the Lessee shall have the right to purchase such debt securities and apply such debt securities as a credit against its obligations to pay Rent to the extent permitted by the Tax Indemnity Agreement) providing for (x) the issuance and sale by the Owner Trustee or such other party as may be appropriate to such institution or institutions on the date specified in such agreement (for the purposes of this Section 17, the "Refinancing Date") of United States dollar-denominated debt securities in an aggregate principal amount equal to the sum of the principal amount of the Equipment Notes to be redeemed, on the Refinancing Date, and, subject to clause (w) of Section 17(a)(ii), all interest accrued thereon to the Refinancing Date and (y) the application of the proceeds of the sale of such debt securities to the redemption of all such Equipment Notes on the Refinancing Date;

                     (ii) the Lessee and the Owner Trustee will amend the Lease such that (w) if the Refinancing Date is not a Lease Period Date, the Lessee shall on the Refinancing Date prepay that portion of the next succeeding installment of Basic Rent as shall equal the aggregate interest accrued on the Equipment Notes then being redeemed on the Refinancing Date in the event that such interest is not financed through the issuance of debt securities on the Refinancing Date, (x) Basic Rent payable in respect of the period from and after the Refinancing Date shall be recalculated to preserve the Owner Participant's Revised Net Economic Return, (y) amounts payable in respect of Stipulated Loss Value and Termination Value from and after the Refinancing Date shall be appropriately recalculated to preserve the Owner Participant's Revised Net Economic Return, and (z) the Special Purchase

                                   Series AB

                 Price Percentage and the Special Purchase Option Date shall be recalculated as provided in Section 18;

                    (iii) the Owner Trustee will enter into an agreement to provide for the securing thereunder of the debt securities issued by the Owner Trustee pursuant to clause (a) of this
                 Section 17 in like manner as the Equipment Notes issuable under the Trust Indenture and/or will enter into such amendments and supplements to the Trust Indenture as may be necessary to effect such refunding or refinancing, provided that no such amendment or supplement will materially increase the liabilities of or impair the rights of the Owner Participant under the Operative Documents without the consent of the Owner Participant; and

                     (iv) unless otherwise agreed by the Owner Participant, the Lessee shall pay as Supplemental Rent on an After-Tax Basis all reasonable fees, costs, and expenses of such refunding or refinancing;

         provided, however, that (v) the Lessee shall not request that less than all of the Equipment Notes issued under the Trust Indenture be redeemed as part of a refunding operation hereunder unless it simultaneously requests that all the outstanding equipment notes held in the same Pass Through Trust or by the same Bank Lender issued under the Other Indentures be simultaneously redeemed, (w) there shall be no more than two such refundings or refinancings (not including the Section 20 Refinancing), (x) if within 15 days after receipt of a request from the Lessee to effect a refunding or refinancing pursuant to this Section 17, which request specifies the proposed structural terms and the amount thereof, the Owner Participant provides the Lessee with a written notice to the effect that there will be a risk of adverse tax consequences to the Owner Participant resulting from the refunding or refinancing and, if then requested by the Lessee in writing, within 15 days after receipt of such request, the Owner Participant provides the Lessee with a written opinion of independent tax counsel selected by the Owner Participant and reasonably acceptable to the Lessee to the effect that there will be a risk of such adverse tax consequences to the Owner Participant resulting from

                                   Series AB
         the refunding or refinancing (other than the consequence that the refinanced loan constitutes "qualified nonrecourse indebtedness" within the meaning of Temporary Regulations Section 1.861-10T(b) for the purpose of the computation of the FSC Benefits (as defined in the Tax Indemnity Agreement)), then the Owner Trustee and the Owner Participant shall be required to effect such refunding or refinancing only if the Lessee shall have agreed to indemnify the Owner Participant against such identified adverse tax consequences in a manner reasonably satisfactory to the Owner Participant; provided, however, the parties agree that in the absence of a change in applicable laws, regulations, revenue rulings, revenue procedures or judicial precedents enacted, adopted or decided after the Delivery Date, a refinancing or refunding will not be deemed for this purpose to result in a risk of the Owner Participant not being considered the owner of the Aircraft, Airframe, any Engine or any Part for Federal or other income tax purposes, (y) no such refinancing or refunding shall require an increase in the amount of the Owner Participant's investment in the beneficial ownership of the Aircraft or shall cause the ratio of the newly issued debt to the Owner Participant's then outstanding investment in the Aircraft to be more than 4 to 1 and (z) except with respect to matters relating to taxes, no such refunding or refinancing will materially increase the liabilities of or impair the rights of the Owner Participant. In addition, neither the refunding or refinancing, nor any related adjustment of Basic Rent, shall increase or decrease the periodic earnings (as defined in Statement of Financial Accounting Standards No. 13 issued by the Financial Accounting Standards Board) of the Owner Participant for any calendar year in the period (if any) from the date of such refunding or refinancing to December 31, 1998 each by an amount greater than 10% of the amount of earnings expected for each such calendar year immediately prior to such refunding or refinancing.

                 "(b) The Equipment Notes, and any other debt instruments issued in connection with any refunding or refinancing operation permitted by this Section 17, shall not be subject to optional redemption by the Owner Trustee without the consent of the Lessee, except as provided in the Trust Indenture."

                                   Series AB

                 12.  AMENDMENT OF SECTION 18 OF THE PARTICIPATION AGREEMENT.
(a)  Paragraph (a) of Section 18 is amended in its entirety to read as follows:

                 "(a) Calculation of Adjustments. In the event that (A) the Transaction Costs are less or more than 1.0897% of Lessor's Cost, or
         (B) prior to the acceptance of the Aircraft on the Delivery Date: (1) there shall have occurred a Change in Tax Law and (2) after having been advised in writing by the Owner Participant of such Change in Tax Law and the proposed adjustment to the payments of Basic Rent resulting therefrom, Lessee shall have waived its right under Section 11 of the Participation Agreement to decline to proceed with the transaction, or (C) a refinancing or refunding as contemplated by
         Section 17 hereof occurs, or (D) the Delivery Date is other than July 9, 1992, or (E) if the Certificates are not refunded or refinanced on or prior to the Base Lease Commencement Date, the Excess Payment Amount (as defined in the Original Participation Agreement (after adjustment for any Excess Payment Differential Amount) (as defined in the Original Participation Agreement) is other than $1,247,657.81 then, in each case, the Owner Participant shall recalculate the payments of Basic Rent, Stipulated Loss Values, Termination Values and the Excess Payment Amount with respect to the Term (i) to preserve the Owner Participant's Revised Net Economic Return and (ii) to minimize, to the greatest extent possible, consistent with the foregoing clause
         (i), the present value (discounted semiannually at an interest rate per annum to be supplied by the Lessee) of the payments of Basic Rent. In addition, in the event of a refinancing or refunding referred to in clause (C) of the preceding sentence, the Special Purchase Price Percentage and the Special Purchase Option Date shall be recalculated in a manner consistent with the procedures specified in Section 20(c) of the Original Participation Agreement. In performing any such recalculations, the Owner Participant shall utilize the same methods and assumptions used by the Owner Participant in the calculation of the schedules included in the Amended and Restated Rent Schedule dated as of the Refunding Date, as such assumptions may be changed as a result of the event described in clause (A), (B), (C), (D) or (E) of the second preceding sentence necessitating such recalculation or due to the prior occurrence of any such event; provided that, Basic Rent, as so recomputed, shall

                                   Series AB
         comply with the requirements of Section 4.02(5) and 4.07(1) of Revenue Procedure 75-28, 1975-1 C.B. 752, and shall not present a greater risk that Section 467(b)(2) of the Code would apply than the risk that
         Section 467(b)(2) applied prior to such recomputation, it being agreed that the requirements of clause (i) of Section 5.01 of Rev. Proc. 75-21, 1975-1 C.B. 715, shall be applied on a prospective basis.

                 (b) Paragraph (b) of Section 18 is amended by deleting the words "Assumed Debt Rate" in each place they appear and substituting therefor the words "Average Certificate Rate".

                 13.  DELETION OF SECTION 20 OF THE PARTICIPATION AGREEMENT.
Section 20 is hereby deleted and the words "[Intentionally Omitted]" substituted therefor.

                 14.  AMENDMENT OF SECTION 21 OF THE PARTICIPATION AGREEMENT.

                 (a) The penultimate sentence of Section 21(b) is amended by inserting at the end of the sentence "or (i) in the case of such enforcement against the Bank Lenders, by consent of Bank Lenders holding a majority in principal amount of the Outstanding Bank Equipment Notes or (ii) to the extent required by the Indenture, with the consent of the Pass Through Trustee".
Section 21(c) is amended by inserting the following sentence at the end thereof: "No purchaser or holder of any Equipment Note (including any Loan Participant) shall be deemed to be a successor or assign of any of the Original Loan Participants."

                 (b)  Section 21 is hereby renumbered Section 22.

                 15. NEW SECTION 21 OF THE PARTICIPATION AGREEMENT. The following new Section 21 is added:

                 "Section 21. Successor Loan Trustee; Amendment of Pass Through Trust Documents. (a) In the event that the Loan Trustee gives notice of its resignation pursuant to Section 9.06(b) of the Trust Indenture, the Lessee may direct the Owner Trustee to appoint, and the Owner Trustee shall promptly appoint, a successor Loan Trustee.

                                   Series AB

                 (b) In the event that either the Owner Trustee or the Lessee obtains knowledge of the existence of any of the grounds for removal of the Loan Trustee set forth in Section 9.06 of the Trust Indenture, the Owner Trustee or the Lessee, as the case may be, shall promptly give notice (the "Removal Notice") to the other by telephone, confirmed in writing. Within five Business Days after the giving of the Removal Notice, the Lessee may direct the Owner Trustee to remove, and the Owner Trustee shall remove, the Loan Trustee and appoint a successor Loan Trustee, provided that, if within ten Business Days after the giving of the Removal Notice the Loan Trustee shall not have been removed, the Owner Trustee shall be deemed without further act to have delegated to the Lessee the right, on behalf of the Owner Trustee, to remove the Loan Trustee and appoint a successor, and, in the event of the removal of the Loan Trustee in accordance with such delegation, the Lessee agrees to appoint promptly a successor Loan Trustee.

                 (c) The Lessee shall not enter into any modification or amendment of any Pass Through Trust Document in any manner affecting the Pass Through Trusts created pursuant to the Pass Through Trust Supplements, without the consent of the Owner Participant, such consent not to be unreasonably withheld."

                 16.  AMENDMENT OF SCHEDULE I TO THE PARTICIPATION AGREEMENT.
Schedule I is amended in its entirety as set forth in Schedule I to the Refunding Agreement (AA 1995 PTC Series AB).

                                   Series AB

                                                            [Exhibit M to
                                                            Refunding Agreement]


                            [Included as Exhibit 4(d)(15)]

                                                                    EXHIBIT N TO
                                                             REFUNDING AGREEMENT





                           Terms of Swap Transaction

         (a) The Initial Bank Lender represents, warrants and covenants as of the Refunding Date that for all purposes of the Operative Documents, it has entered into an interest rate swap transaction (as the same may be assigned, in whole or in part, to any other Bank Lender as provided below, the "Swap Transaction") under a form of confirmation with a swap counterparty satisfactory to the Lessee (the "Swap Counterparty") governed by an ISDA Master Agreement (the "Swap Agreement") in the standard form thereof (the "Form") published in 1992 by, and incorporating by reference therein the definitions and provisions contained in the 1991 ISDA Definitions (the "Definitions") of, the International Swap Dealers Association, Inc. and having the economic terms set forth below in this Exhibit N. The Initial Bank Lender agrees that, in the event of any transfer of any Bank Equipment Notes to a Permitted Transferee pursuant to Section 10(e) of the Refunding Agreement, the Initial Bank Lender shall either (x) assign or cause to be assigned the portion of the Swap Transaction allocable to such Permitted Transferee's Bank Equipment Notes to such Permitted Transferee and shall obtain the consent of the Swap Counterparty to such assignment, it being agreed that no transfer, in whole or in part, of any such Bank Equipment Note to such Permitted Transferee shall be permitted under the Operative Documents unless such Permitted Transferee, prior to or concurrently with such transfer, shall enter into a confirmation with the Swap Counterparty conforming to the Swap Transaction in respect of such Permitted Transferee's Bank Equipment Notes or (y) extend, pursuant to arrangements reasonably satisfactory to the Lessee, the benefits of a pro rata share of the Swap Transaction with the Swap Counterparty to such Permitted Transferee as contemplated by the definition of "Swap Participation" set forth in the Refunding Agreement. The parties agree that, notwithstanding anything herein or in any Operative Document to the contrary, in the event that a Break Funding Amount is required to be calculated pursuant to this Exhibit N, notwithstanding any transfer from time to time of all or part of the Bank Equipment Notes issued on the Refunding Date, any such Break Funding Amount shall be calculated solely by reference to the economic terms set forth in this Exhibit N, and in no event shall the aggregate of such Break Funding Amounts for all Bank Lenders be calculated with respect to a Notional Amount (as such term is used in this Exhibit N) at the time greater than the outstanding aggregate principal amount of all of the Bank Equipment






                                   Series AB

Notes subject to acceleration or being redeemed or purchased at such time. Each Bank Lender agrees that, except as provided below, it will not amend or terminate or permit to be terminated through its own action or inaction the Swap Transaction in respect of its Bank Equipment Notes in a manner that would have an adverse effect on the rights or interests of the Lessee without the prior written consent of the Lessee (such consent not to be unreasonably withheld).

         (b) The Initial Bank Lender agrees, and each other Bank Lender, by becoming such, shall be deemed to have agreed, that the "Swap Breakage Gain" or "Swap Breakage Loss", with respect to any Bank Lender whose Bank Equipment Notes are redeemed (or purchased in lieu of redemption) or accelerated in circumstances under which Swap Breakage Loss or Swap Breakage Gain is incurred or received, as the case may be, by such Bank Lender, shall be determined as follows: such Bank Lender (or, in the case of a Swap Participation, the Initial Bank Lender acting on behalf of such Bank Lender) will use its best efforts to cause the Swap Counterparty to advise the Lessee and the Owner Trustee of the Market Quotation determined by such Swap Counterparty (such Swap Counterparty being the party making the determination of the Market Quotation for purposes of the definition of Market Quotation in the Swap Agreement) in connection with the termination of that portion of the Swap Transaction allocable to that portion of such Bank Lender's Secured Equipment Certificates then being so redeemed or so accelerated. If such Market Quotation is a negative number, the absolute value of the amount thereof shall be the Swap Breakage Gain attributable to such Bank Lender for all purposes of the Operative Documents; if such Market Quotation is a positive number, the amount thereof shall be the Swap Breakage Loss attributable to such Bank Lender for all purposes of the Operative Documents. Each Bank Lender acknowledges that the Lessee shall have the right to designate two of the Reference Market-makers to be used by the Swap Counterparty (such Reference Market-makers to be reasonably acceptable to the Swap Counterparty) in connection with the Swap Counterparty's determination of the Market Quotation for settlement of the Swap Transaction and agrees to use its best efforts to cause the Swap Counterparty to cooperate with the Lessee with respect to the provisions of this Exhibit N and to provide in a timely fashion such information as the Lessee may reasonably request to facilitate the quotation by such Reference Market-makers designated by the Lessee.





                                       2
                                   Series AB

         (c) The following terms are applicable to the Swap Transaction insofar as it is attributable to each Bank Lender:

         1.      Such Bank Lender shall be a Fixed Rate Payer;

         2. The Notional Amount of that portion of the Swap Transaction attributable to such Bank Lender shall be an amortizing amount equal to the aggregate principal amount of such Bank Lender's Bank Equipment Notes (assuming each installment of principal of the Bank Equipment Notes required to be paid pursuant thereto is paid when due);

         3.      The Effective Date shall be the Refunding Date;

         4. The Termination Date shall be January 2, 2010, as may be adjusted in accordance with the Modified Following Business Day convention;

         5. The Payment Dates for the Floating Amount and the Fixed Amount shall be each Lease Period Date and, commencing on the first Lease Period Date to occur after the Refunding Date, and ending on the Termination Date, as may be adjusted in accordance with the Modified Following Business Day convention;

         6. The Floating Rate Option shall be 6-month USD-LIBOR-BBA plus the Spread which shall be 80 basis points for calculation periods of six months, except for (i) the initial period commencing on the Effective Date and ending on the first Lease Period Date to occur after the Refunding Date and (ii) the final period commencing on the Lease Period Date immediately preceding the Termination Date and ending on the Termination Date;

         7. The Fixed Rate Day Count Fraction shall be 30/360 (without any adjustment for Fixed Rate Period End Dates);

         8.      The Floating Rate Day Count Fraction shall be Actual/360;

         9.      The Fixed Rate shall be 7.53%.



                                       3
                                   Series AB

         10. In the event of a redemption (or purchase in lieu of redemption) of any of the Bank Equipment Notes held by such Bank Lender or an acceleration of such Secured Equipment Certificates upon an Indenture Event of Default, the portion of the Swap Transaction allocable to such Holder shall be subject to termination. In the event of a transfer of such Bank Lender's Bank Equipment Notes pursuant to Section 14(b) of the Refunding Agreement, the portion of the Swap Transaction allocable to such Bank Lender shall be subject to full termination in the event that the Replacement Bank Lender(s) does not either assume its proportionate share of the Swap Transaction or assume or enter into a Swap Participation as provided in such Section 14(b);

         11. Business Days shall be New York, New York, London, England, the city and state in which the principal corporate trust office of the Owner Trustee is located (currently Wilmington, Delaware), the city and state in which the principal corporate trust office of the Loan Trustee is located (currently Boston, Massachusetts) and the city and state in which the Loan Trustee disburses funds (currently Boston, Massachusetts).





                                       4
                                   Series AB